UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07874

JPMorgan Insurance Trust

(Exact name of registrant as specified in charter)

1111 Polaris Parkway Columbus, Ohio 43240

(Address of principal executive offices) (Zip code)

Frank J. Nasta 270 Park Avenue New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2010 through December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

JPMorgan Insurance Trust

December 31, 2010

JPMorgan Insurance Trust Core Bond Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE This material must be preceded or accompanied by a current prospectus.

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 20, 2011 (Unaudited)

Dear Shareholder:

It’s only natural for investors to try to ring in the new year with some degree of optimism. Last year, for example, as we slowly emerged from the global financial crisis, we welcomed some encouraging signs that a modest economic recovery was beginning. Today, although the economy can hardly be described as robust, we continue to see signs of improvement.

“Today, although the economy can hardly be described as robust, we continue to see signs of improvement.”

Despite volatility, equities turn in double-digit performance

Investors kicked off 2010 by reacting positively to two consecutive quarters of positive earnings reports. However, this optimism was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction in the middle of 2010.

After experiencing a period of volatility towards the end of the summer, the markets finished the year strongly and posted a second year of double digit returns. Investors were encouraged by improved economic expectations and job growth, as well as the combination of the Federal Reserve’s (the “Fed”) launch of quantitative easing (QE2) and Congress’ extension of the Bush-era tax cuts. As of the 12-month reporting period ended December 31, 2010, the S&P 500 had reached a level of 1,258, an increase of 15.1% from a year prior.

Small and mid cap stocks lead style categories

Small and mid cap stocks led the style categories over the 12 month period ended December 31, 2010 (the Russell 2000 Index returned 26.9% and the Russell Mid Cap Index returned 25.5% compared to 16.1% as measured by the Russell 1000 Index). Overall, growth stocks fared better than value in the small cap, mid cap and large cap space. The Russell 1000 Growth Index returned 16.7% for the 12-month reporting period, compared to 15.5% for the Russell 1000 Value Index. With regard to mid cap stocks, the Russell Midcap Growth Index returned 26.4%, while the Russell Midcap Value Index returned 24.8%. In the small cap segment, the Russell 2000 Growth Index outpaced the Russell 2000 Value Index, with a return of 29.1%, compared to 24.5%, as of the end of the 12-month period.

Treasuries move higher, pushing yields to historic lows

As investors continued to move into the relative safety of fixed income, yields trended lower, often to historical levels, for most of 2010. Yet, as the year drew to a close, investors began to seek out riskier assets, causing yields to spike sharply. As of the end of the 12-month period ended December 31, 2010, the yields on the benchmark 10-year U.S. Treasury bond declined from 3.9% to 3.3%. Yields on the 30-year U.S. Treasury bond slid from 4.6% to 4.3% as of the end of the period, and the two-year U.S. Treasury note dipped from 1.1% to 0.6%.

In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 6.5%, while the Barclays Capital High Yield Index returned 15.1%, and the Barclays Capital Emerging Markets Index returned 12.8% for the 12-month period ended December 31, 2010.

The pace of recovery

Despite last year’s stock market gains, the economy continues to send mixed signals about the recovery. On the one hand, we are encouraged that gross domestic product (GDP) continues to grow and that corporate earnings continue to exceed estimates. On the other hand, we are discouraged by the fact the economy continues to be restrained by state and local government cutbacks, sluggish job growth, and a hibernating home building industry. Against this backdrop, it makes sense for investors to maintain a balanced approach, as while some aspects of the economy appear to be improving, other aspects continue to struggle, and as of this writing, remain quite unpredictable.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	9.24%
Barclays Capital U.S. Aggregate Index	6.54%

Net Assets as of 12/31/2010.	$245,696,906

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Core Bond Portfolio (the “Portfolio”) seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

HOW DID THE MARKET PERFORM?

After a relatively uneventful beginning to 2010, risk aversion returned in April due to concerns about the threat of systemic fallout from Europe’s debt crisis. The risk aversion led many investors to seek haven in U.S. Treasuries, sending their prices higher and yields sharply lower. Investors’ appetite for risk did not recover until the third and fourth quarters of 2010, when strong corporate earnings, better-than-expected economic data, a return of merger and acquisition activity and accommodative policies from the U.S. Federal Reserve lifted investor sentiment. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut. Accordingly, the yield curve (the yield curve shows the relationship between yields and maturity dates for a set of similar bonds, usually U.S. Treasuries, at a given point in time) steepened significantly during the third and fourth quarters of 2010, with yields rising and Treasury prices declining across the board (generally, bond prices increase/decline when yields decline/increase).

The mortgage-backed securities market saw volatility during the reporting period, driven by concerns that the U.S. government would implement programs that encourage borrowers to refinance their mortgages (mortgage refinancing can hurt bondholders by returning the money they invested more quickly than anticipated). Meanwhile, the supply/demand backdrop continued to be favorable in the non-agency mortgage-backed security market, outweighing concerns about the fundamentals of the housing market. Supply for non-agency mortgage-backed securities declined, while demand was strong due to the sector’s high yield relative to other areas of the fixed income market. This favorable environment helped support the non-agency mortgage market during the reporting period.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Barclays Capital U.S. Aggregate Index (the “Benchmark”) for the twelve months ended December 31, 2010.

The Portfolio’s overweight in non-U.S. Treasuries and underweight U.S. Treasuries helped the Fund’s relative performance, as non-U.S. Treasuries outperformed U.S. Treasuries during the reporting period. Among the Portfolio’s spread sector holdings, non-agency mortgage-backed securities, which are not represented in the Benchmark, were strong contributors to relative performance as the sector was supported by a favorable supply/demand environment. Meanwhile, the Portfolio’s positioning on the yield curve contributed to relative performance, benefiting from its overweight position of the 7 to 10 year portion of the yield curve as yields for these U.S. Treasury securities declined and their prices increased during the reporting period.

On the negative side, the Portfolio’s underweight in commercial mortgage-backed securities (CMBS) hurt relative performance, as their spreads narrowed during the reporting period (generally, when spreads of a particular group of securities narrow, their prices rise and their yields fall). In addition, the Fund’s underweight of the credit sector, particularly among issuances from financial companies, hurt the Portfolio’s relative performance versus the Benchmark as credit spreads also narrowed during the reporting period.

HOW WAS THE PORTFOLIO POSITIONED?

The Portfolio’s primary strategy continued to be security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. The Portfolio was overweight the intermediate part of the yield curve (7 to 10 year maturities) as the portfolio managers believed that these U.S. Treasuries had the most attractive risk/reward profile. Meanwhile, although the Fund’s portfolio managers identified what they believed were select pockets of value among commercial mortgage-backed securities, they remained underweight the sector, believing that higher vacancies, continued credit deterioration and increased defaults diminish the outlook for favorable longer-term investments within the sector.

PORTFOLIO COMPOSITION***
Collateralized Mortgage Obligations	49.2%
U.S. Treasury Obligations	16.6
Corporate Bonds	14.0
U.S. Government Agency Securities	9.8
Mortgage Pass-Through Securities	6.2
Commercial Mortgage-Backed Securities	1.7
Asset-Backed Securities	1.1
Others (each less than 1.0%)	0.3
Short-Term Investment	1.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objectives. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2010. The Portfolio’s composition is subject to change.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	5/1/97	9.24%	6.08%	5.94%
CLASS 2 SHARES	8/16/06	8.97	5.86	5.83

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class 2 Shares prior to their inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Core Bond Portfolio, the Barclays Capital U.S. Aggregate Index and the Lipper Variable Underlying Funds General U.S. Government Funds Index from December 31, 2000 to December 31, 2010. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Barclays Capital U.S. Aggregate Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds General U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The Lipper Variable Underlying Funds General U.S. Government Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — 1.1%
50,000	Ally Auto Receivables Trust, Series 2010-1, Class A3, 1.450%, 05/15/14	50,309
	AmeriCredit Automobile Receivables Trust,
192,365	Series 2006-BG, Class A4, 5.210%, 09/06/13	195,401
22,228	Series 2010-1, Class A2, 0.970%, 01/15/13	22,237
25,000	Series 2010-1, Class A3, 1.660%, 03/17/14	25,141
	Bank of America Auto Trust,
168,303	Series 2009-1A, Class A3, 2.670%, 07/15/13 (e)	170,100
100,000	Series 2010-1A, Class A3, 1.390%, 03/15/14 (e)	100,560
100,000	Series 2010-1A, Class A4, 2.180%, 02/15/17 (e)	101,765
41,608	Bear Stearns Asset-Backed Securities Trust, Series 2006-SD1, Class A, VAR, 0.631%, 04/25/36	28,453
60,000	CarMax Auto Owner Trust, Series 2010-1, Class A3, 1.560%, 07/15/14	60,470
200,000	Centex Home Equity, Series 2004-D, Class AF4, SUB, 4.680%, 06/25/32	197,878
450,000	Citibank Credit Card Issuance Trust, Series 2002-C2, Class C2, 6.950%, 02/18/14	473,857
125,000	CNH Equipment Trust, Series 2010-A, Class A3, 1.540%, 07/15/14	126,012
	Countrywide Asset-Backed Certificates,
1,056	Series 2004-1, Class 3A, VAR, 0.541%, 04/25/34	875
120,000	Series 2004-1, Class M1, VAR, 0.761%, 03/25/34	97,694
100,000	Series 2004-1, Class M2, VAR, 0.811%, 03/25/34	84,709
23,313	Countrywide Home Equity Loan Trust, Series 2004-K, Class 2A, VAR, 0.560%, 02/15/34	11,245
86,177	Ford Credit Auto Owner Trust, Series 2009-B, Class A3, 2.790%, 08/15/13	87,310
100,000	Honda Auto Receivables Owner Trust, Series 2009-2, Class A4, 4.430%, 07/15/15	105,378
	Long Beach Mortgage Loan Trust,
244,198	Series 2003-4, Class M1, VAR, 1.281%, 08/25/33	201,846
190,000	Series 2004-1, Class M1, VAR, 1.011%, 02/25/34	163,439
125,000	Series 2004-1, Class M2, VAR, 1.086%, 02/25/34	111,330

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

37,065	Series 2006-WL2, Class 2A3, VAR, 0.461%, 01/25/36	30,515
160,000	MBNA Credit Card Master Note Trust, Series 2002-C1, Class C1, 6.800%, 07/15/14	168,349
125,000	New Century Home Equity Loan Trust, Series 2005-1, Class M1, VAR, 0.711%, 03/25/35	97,590
12,001	Residential Asset Securities Corp., Series 2003-KS9, Class A2B, VAR, 0.901%, 11/25/33	6,141
90,000	World Omni Auto Receivables Trust, Series 2010-A, Class A4, 2.210%, 05/15/15	91,870

	Total Asset-Backed Securities (Cost $2,934,552)	2,810,474

Collateralized Mortgage Obligations — 49.1%
	Agency CMO — 38.0%
273,353	Federal Home Loan Mortgage Corp. – Government National Mortgage Association, Series 8, Class ZA, 7.000%, 03/25/23	308,600
	Federal Home Loan Mortgage Corp. REMICS,
1,463	Series 1065, Class J, 9.000%, 04/15/21	1,664
8,701	Series 11, Class D, 9.500%, 07/15/19	9,395
180,901	Series 1113, Class J, 8.500%, 06/15/21	209,298
9,911	Series 1250, Class J, 7.000%, 05/15/22	11,630
17,746	Series 1316, Class Z, 8.000%, 06/15/22	20,454
29,282	Series 1324, Class Z, 7.000%, 07/15/22	32,958
141,480	Series 1343, Class LA, 8.000%, 08/15/22	163,807
29,123	Series 1343, Class LB, 7.500%, 08/15/22	34,566
18,954	Series 1394, Class ID, IF, 9.566%, 10/15/22	19,763
17,940	Series 1395, Class G, 6.000%, 10/15/22	19,745
12,670	Series 1505, Class Q, 7.000%, 05/15/23	14,867
24,952	Series 1518, Class G, IF, 8.753%, 05/15/23	28,171
25,046	Series 1541, Class O, VAR, 2.230%, 07/15/23	26,240
399,959	Series 1577, Class PV, 6.500%, 09/15/23	435,076
508,093	Series 1584, Class L, 6.500%, 09/15/23	564,149
16,532	Series 1596, Class D, 6.500%, 10/15/13	16,527
8,029	Series 1607, Class SA, IF, 18.799%, 10/15/13	9,307
19,552	Series 1609, Class LG, IF, 16.656%, 11/15/23	23,498
519,233	Series 1633, Class Z, 6.500%, 12/15/23	561,459

SEE NOTES TO FINANCIAL STATEMENTS.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
500,000	Series 1638, Class H, 6.500%, 12/15/23	574,219
2,387	Series 1671, Class QC, IF, 10.000%, 02/15/24	2,703
118,832	Series 1694, Class PK, 6.500%, 03/15/24	128,759
16,260	Series 1700, Class GA, PO, 02/15/24	14,688
64,875	Series 1798, Class F, 5.000%, 05/15/23	69,638
141,797	Series 1863, Class Z, 6.500%, 07/15/26	157,742
4,027	Series 1865, Class D, PO, 02/15/24	2,920
45,397	Series 1981, Class Z, 6.000%, 05/15/27	49,965
58,859	Series 1987, Class PE, 7.500%, 09/15/27	68,217
222,159	Series 1999, Class PU, 7.000%, 10/15/27	255,850
11,814	Series 2025, Class PE, 6.300%, 01/15/13	11,810
362,085	Series 2031, Class PG, 7.000%, 02/15/28 (m)	408,341
14,532	Series 2033, Class SN, HB, IF, 24.003%, 03/15/24	9,007
336,236	Series 2035, Class PC, 6.950%, 03/15/28	344,427
24,714	Series 2038, Class PN, IO, 7.000%, 03/15/28	4,840
71,279	Series 2054, Class PV, 7.500%, 05/15/28	74,927
20,863	Series 2055, Class OE, 6.500%, 05/15/13	20,950
384,321	Series 2057, Class PE, 6.750%, 05/15/28	450,976
118,168	Series 2064, Class TE, 7.000%, 06/15/28	135,751
83,699	Series 2075, Class PH, 6.500%, 08/15/28	96,123
341,768	Series 2095, Class PE, 6.000%, 11/15/28	376,821
35,793	Series 2102, Class TU, 6.000%, 12/15/13	37,653
79,689	Series 2115, Class PE, 6.000%, 01/15/14	83,171
17,582	Series 2132, Class SB, HB, IF, 29.434%, 03/15/29	26,806
34,809	Series 2134, Class PI, IO, 6.500%, 03/15/19	4,627
5,123	Series 2135, Class UK, IO, 6.500%, 03/15/14	341
125,916	Series 2178, Class PB, 7.000%, 08/15/29	147,754
168,171	Series 2182, Class ZB, 8.000%, 09/15/29	195,717
6,893	Series 22, Class C, 9.500%, 04/15/20	7,530
29,887	Series 2247, Class Z, 7.500%, 08/15/30	34,180
336,913	Series 2259, Class ZC, 7.350%, 10/15/30	386,749
9,612	Series 2261, Class ZY, 7.500%, 10/15/30	11,081
162,819	Series 2283, Class K, 6.500%, 12/15/23	176,163
16,674	Series 2306, Class K, PO, 05/15/24	14,452
40,018	Series 2306, Class SE, IF, IO, 7.710%, 05/15/24	7,511
54,983	Series 2325, Class PM, 7.000%, 06/15/31	61,294
284,899	Series 2344, Class ZD, 6.500%, 08/15/31	313,434
49,494	Series 2344, Class ZJ, 6.500%, 08/15/31	54,460
27,575	Series 2345, Class NE, 6.500%, 08/15/31	29,594

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
233,432	Series 2345, Class PQ, 6.500%, 08/15/16	249,603
83,066	Series 2355, Class BP, 6.000%, 09/15/16	89,378
214,808	Series 2359, Class ZB, 8.500%, 06/15/31	246,709
395,887	Series 2367, Class ME, 6.500%, 10/15/31	434,744
47,265	Series 2390, Class DO, PO, 12/15/31	41,021
134,197	Series 2391, Class QR, 5.500%, 12/15/16	145,580
116,635	Series 2394, Class MC, 6.000%, 12/15/16	126,095
65,404	Series 2410, Class OE, 6.375%, 02/15/32	71,684
83,394	Series 2410, Class QS, IF, 18.823%, 02/15/32	106,634
64,269	Series 2410, Class QX, IF, IO, 8.390%, 02/15/32	15,380
73,562	Series 2412, Class SP, IF, 15.579%, 02/15/32	88,187
125,831	Series 2423, Class MC, 7.000%, 03/15/32	140,054
212,990	Series 2423, Class MT, 7.000%, 03/15/32	237,060
227,841	Series 2435, Class CJ, 6.500%, 04/15/32	257,793
378,229	Series 2435, Class VH, 6.000%, 07/15/19	387,019
90,409	Series 2444, Class ES, IF, IO, 7.690%, 03/15/32	17,598
60,272	Series 2450, Class SW, IF, IO, 7.740%, 03/15/32	12,012
231,558	Series 2455, Class GK, 6.500%, 05/15/32	254,944
21,580	Series 2460, Class VZ, 6.000%, 11/15/29	21,606
150,787	Series 2484, Class LZ, 6.500%, 07/15/32	173,170
790,000	Series 2500, Class MC, 6.000%, 09/15/32	868,921
62,306	Series 2503, Class BH, 5.500%, 09/15/17	67,979
137,613	Series 2515, Class DE, 4.000%, 03/15/32	143,354
589,561	Series 2527, Class BP, 5.000%, 11/15/17	629,208
261,089	Series 2535, Class BK, 5.500%, 12/15/22	287,229
5,300,000	Series 2543, Class YX, 6.000%, 12/15/32 (m)	5,823,079
500,000	Series 2544, Class HC, 6.000%, 12/15/32	550,034
22,706	Series 2565, Class MB, 6.000%, 05/15/30	22,916
500,000	Series 2575, Class ME, 6.000%, 02/15/33	553,313
3,230,000	Series 2578, Class PG, 5.000%, 02/15/18	3,484,840
69,705	Series 2586, Class WI, IO, 6.500%, 03/15/33	14,192
219,211	Series 2594, Class VQ, 6.000%, 08/15/20	225,681
26,317	Series 2597, Class DS, IF, IO, 7.290%, 02/15/33	1,674
59,607	Series 2599, Class DS, IF, IO, 6.740%, 02/15/33	1,968
147,774	Series 2610, Class DS, IF, IO, 6.840%, 03/15/33	7,715
182,873	Series 2611, Class SH, IF, IO, 7.390%, 10/15/21	7,977

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
281,363	Series 2626, Class KA, 3.000%, 03/15/30	284,007
460,094	Series 2626, Class NS, IF, IO, 6.290%, 06/15/23	46,928
468,292	Series 2636, Class Z, 4.500%, 06/15/18	498,175
199,277	Series 2638, Class DS, IF, 8.340%, 07/15/23	200,542
4,339	Series 2643, Class HI, IO, 4.500%, 12/15/16	45
308,205	Series 2647, Class A, 3.250%, 04/15/32	316,782
2,359,229	Series 2651, Class VZ, 4.500%, 07/15/18	2,509,250
2,438,000	Series 2656, Class BG, 5.000%, 10/15/32	2,618,670
208,147	Series 2668, Class SB, IF, 6.968%, 10/15/15	212,337
410,000	Series 2682, Class LC, 4.500%, 07/15/32	435,929
159,839	Series 2682, Class YS, IF, 8.614%, 10/15/33	152,082
2,500,000	Series 2684, Class PD, 5.000%, 03/15/29	2,553,054
131,847	Series 2684, Class TO, PO, 10/15/33	123,877
105,775	Series 2691, Class WS, IF, 8.610%, 10/15/33	100,956
83,804	Series 2705, Class SC, IF, 8.610%, 11/15/33	80,117
127,927	Series 2705, Class SD, IF, 8.665%, 11/15/33	119,418
750,000	Series 2727, Class BS, IF, 8.685%, 01/15/34	713,576
104,870	Series 2744, Class FE, VAR, 0.000%, 02/15/34	101,871
1,144,043	Series 2749, Class TD, 5.000%, 06/15/21	1,179,322
2,660	Series 2753, Class S, IF, 11.479%, 02/15/34	2,671
98,705	Series 2755, Class SA, IF, 13.679%, 05/15/30	109,210
33,263	Series 2766, Class SX, IF, 15.728%, 03/15/34	33,777
144,327	Series 2776, Class SK, IF, 8.685%, 04/15/34	140,888
126,953	Series 2780, Class JG, 4.500%, 04/15/19	133,786
625,000	Series 2827, Class DG, 4.500%, 07/15/19	669,413
63,778	Series 2827, Class SQ, IF, 7.500%, 01/15/19	65,590
701,402	Series 2929, Class PC, 5.000%, 01/15/28	711,501
73,732	Series 2989, Class PO, PO, 06/15/23	69,772
300,000	Series 3047, Class OD, 5.500%, 10/15/35	328,546
503,675	Series 3085, Class VS, HB, IF, 27.679%, 12/15/35	774,580
147,532	Series 3117, Class EO, PO, 02/15/36	128,101

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
172,114	Series 3260, Class CS, IF, IO, 5.880%, 01/15/37	17,459
791,486	Series 3385, Class SN, IF, IO, 5.740%, 11/15/37	84,049
466,596	Series 3387, Class SA, IF, IO, 6.160%, 11/15/37	69,266
832,939	Series 3430, Class AI, IO, 1.417%, 09/15/12	13,269
751,569	Series 3451, Class SA, IF, IO, 5.790%, 05/15/38	80,121
1,094,954	Series 3455, Class SE, IF, IO, 5.940%, 06/15/38	127,682
948,569	Series 3688, Class NI, IO, 5.000%, 04/15/32	130,002
299,138	Series 3759, Class HI, IO, 4.000%, 08/15/37	50,219
1,300	Series 47, Class F, 10.000%, 06/15/20	1,517
1,122	Series 99, Class Z, 9.500%, 01/15/21	1,248
	Federal Home Loan Mortgage Corp. STRIPS,
479,441	Series 233, Class 11, IO, 5.000%, 09/15/35	97,374
951,725	Series 239, Class S30, IF, IO, 7.440%, 08/15/36	149,950
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
22,551	Series T-41, Class 3A, VAR, 7.500%, 07/25/32	26,224
155,237	Series T-54, Class 2A, 6.500%, 02/25/43	178,281
70,703	Series T-54, Class 3A, 7.000%, 02/25/43	80,319
278,739	Series T-56, Class APO, PO, 05/25/43 (f) (i)	195,154
42,400	Series T-58, Class APO, PO, 09/25/43	30,274
	Federal National Mortgage Association REMICS,
14,825	Series 1988-16, Class B, 9.500%, 06/25/18	17,000
6,870	Series 1989-83, Class H, 8.500%, 11/25/19	8,264
1,646	Series 1990-1, Class D, 8.800%, 01/25/20	1,891
8,844	Series 1990-10, Class L, 8.500%, 02/25/20	10,633
1,262	Series 1990-93, Class G, 5.500%, 08/25/20	1,362
31	Series 1990-140, Class K, HB, 652.145%, 12/25/20	411
3,008	Series 1990-143, Class J, 8.750%, 12/25/20	3,636

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
43,917	Series 1992-101, Class J, 7.500%, 06/25/22	46,441
21,861	Series 1992-143, Class MA, 5.500%, 09/25/22	24,077
64,113	Series 1993-146, Class E, PO, 05/25/23	55,155
161,811	Series 1993-155, Class PJ, 7.000%, 09/25/23	181,564
4,896	Series 1993-165, Class SD, IF, 11.347%, 09/25/23	5,867
24,413	Series 1993-165, Class SK, IF, 12.500%, 09/25/23	31,319
12,485	Series 1993-167, Class GA, 7.000%, 09/25/23	12,805
223,423	Series 1993-203, Class PL, 6.500%, 10/25/23	246,832
21,309	Series 1993-205, Class H, PO, 09/25/23	18,946
1,523,453	Series 1993-223, Class PZ, 6.500%, 12/25/23	1,694,031
194,583	Series 1993-225, Class UB, 6.500%, 12/25/23	209,562
5,285	Series 1993-230, Class FA, VAR, 0.881%, 12/25/23	5,336
452,629	Series 1993-250, Class Z, 7.000%, 12/25/23	484,858
39,952	Series 1993-257, Class C, PO, 06/25/23	37,498
523,872	Series 1994-37, Class L, 6.500%, 03/25/24	595,432
4,697,780	Series 1994-72, Class K, 6.000%, 04/25/24	5,166,386
38,208	Series 1995-2, Class Z, 8.500%, 01/25/25	44,222
83,206	Series 1995-19, Class Z, 6.500%, 11/25/23	94,882
9,745	Series 1996-59, Class J, 6.500%, 08/25/22	10,863
44,691	Series 1996-59, Class K, 6.500%, 07/25/23	46,130
310,618	Series 1997-20, Class IB, IO, VAR, 1.840%, 03/25/27	13,481
32,175	Series 1997-39, Class PD, 7.500%, 05/20/27	36,552
71,048	Series 1997-46, Class PL, 6.000%, 07/18/27	78,171
175,173	Series 1997-61, Class ZC, 7.000%, 02/25/23	197,917
64,874	Series 1998-36, Class ZB, 6.000%, 07/18/28	71,611
75,184	Series 1998-43, Class SA, IF, IO, 17.260%, 04/25/23	26,740

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
104,178	Series 1998-46, Class GZ, 6.500%, 08/18/28	116,149
236,467	Series 1998-58, Class PC, 6.500%, 10/25/28	260,223
472,783	Series 1999-39, Class JH, IO, 6.500%, 08/25/29	95,821
12,492	Series 2000-52, Class IO, IO, 8.500%, 01/25/31	2,662
196,023	Series 2001-4, Class PC, 7.000%, 03/25/21	213,976
159,588	Series 2001-30, Class PM, 7.000%, 07/25/31	179,997
795,749	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	170,416
224,328	Series 2001-36, Class DE, 7.000%, 08/25/31	252,845
30,897	Series 2001-44, Class PD, 7.000%, 09/25/31	34,832
124,284	Series 2001-52, Class XN, 6.500%, 11/25/15	133,918
400,728	Series 2001-61, Class Z, 7.000%, 11/25/31	451,999
144,593	Series 2001-69, Class PG, 6.000%, 12/25/16	155,970
102,985	Series 2001-71, Class QE, 6.000%, 12/25/16	111,097
28,788	Series 2001-80, Class PE, 6.000%, 07/25/29	29,592
67,514	Series 2002-1, Class HC, 6.500%, 02/25/22	71,689
18,597	Series 2002-1, Class SA, HB, IF, 24.340%, 02/25/32	26,075
154,088	Series 2002-2, Class UC, 6.000%, 02/25/17	165,689
171,652	Series 2002-3, Class OG, 6.000%, 02/25/17	185,215
437,180	Series 2002-13, Class SJ, IF, IO, 1.600%, 03/25/32	21,890
199,688	Series 2002-28, Class PK, 6.500%, 05/25/32	222,607
782,699	Series 2002-62, Class ZE, 5.500%, 11/25/17	849,229
527,908	Series 2002-68, Class SH, IF, IO, 7.739%, 10/18/32	94,437
67,380	Series 2002-77, Class S, IF, 14.006%, 12/25/32	77,686
10,641	Series 2002-91, Class UH, IO, 5.500%, 06/25/22	607

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
500,000	Series 2002-94, Class BK, 5.500%, 01/25/18	548,781
363,371	Series 2003-7, Class A1, 6.500%, 12/25/42	417,422
293,000	Series 2003-22, Class UD, 4.000%, 04/25/33	296,512
1,211,226	Series 2003-35, Class MD, 5.000%, 11/25/16	1,231,463
250,000	Series 2003-41, Class PE, 5.500%, 05/25/23	278,110
161,311	Series 2003-44, Class IU, IO, 7.000%, 06/25/33	31,151
100,000	Series 2003-47, Class PE, 5.750%, 06/25/33	108,538
68,048	Series 2003-64, Class SX, IF, 13.106%, 07/25/33	72,352
103,635	Series 2003-66, Class PA, 3.500%, 02/25/33	107,547
647,059	Series 2003-68, Class LC, 3.000%, 07/25/22	659,356
196,551	Series 2003-68, Class QP, 3.000%, 07/25/22	200,206
135,509	Series 2003-71, Class DS, IF, 7.123%, 08/25/33	130,440
404,746	Series 2003-71, Class IM, IO, 5.500%, 12/25/31	49,555
411,539	Series 2003-80, Class SY, IF, IO, 7.389%, 06/25/23	44,927
3,600,000	Series 2003-81, Class MC, 5.000%, 12/25/32	3,858,669
600,000	Series 2003-82, Class VB, 5.500%, 08/25/33	657,209
70,416	Series 2003-91, Class SD, IF, 12.066%, 09/25/33	78,204
201,758	Series 2003-106, Class US, IF, 8.684%, 11/25/23	199,221
481,747	Series 2003-116, Class SB, IF, IO, 7.339%, 11/25/33	84,081
2,901,667	Series 2003-128, Class DY, 4.500%, 01/25/24	3,067,984
69,708	Series 2003-130, Class SX, IF, 11.129%, 01/25/34	78,342
102,038	Series 2003-132, Class OA, PO, 08/25/33	91,074
1,850,000	Series 2004-2, Class OE, 5.000%, 05/25/23	1,986,769
210,675	Series 2004-4, Class QM, IF, 13.679%, 06/25/33	243,068
131,251	Series 2004-10, Class SC, HB, IF, 27.557%, 02/25/34	193,316

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
106,859	Series 2004-14, Class SD, IF, 8.684%, 03/25/34	102,222
140,663	Series 2004-21, Class CO, PO, 04/25/34	104,209
102,368	Series 2004-22, Class A, 4.000%, 04/25/19	105,715
272,858	Series 2004-36, Class SA, IF, 18.808%, 05/25/34	346,317
204,429	Series 2004-46, Class SK, IF, 15.783%, 05/25/34	237,495
43,720	Series 2004-51, Class SY, IF, 13.719%, 07/25/34	50,257
150,029	Series 2004-61, Class SK, IF, 8.500%, 11/25/32	158,797
1,163,494	Series 2004-75, Class VK, 4.500%, 09/25/22	1,226,794
200,000	Series 2004-76, Class CL, 4.000%, 10/25/19	211,317
59,227	Series 2004-92, Class JO, PO, 12/25/34	58,538
207,636	Series 2005-28, Class JA, 5.000%, 04/25/35	208,761
398,074	Series 2005-45, Class DC, HB, IF, 23.354%, 06/25/35	608,031
59,437	Series 2005-47, Class AN, 5.000%, 12/25/16	59,947
193,786	Series 2005-52, Class PA, 6.500%, 06/25/35	210,540
853,000	Series 2005-68, Class BC, 5.250%, 06/25/35	927,624
584,533	Series 2005-84, Class XM, 5.750%, 10/25/35	639,800
700,000	Series 2005-110, Class MN, 5.500%, 06/25/35	771,403
146,623	Series 2006-22, Class AO, PO, 04/25/36	129,110
104,981	Series 2006-46, Class SW, HB, IF, 23.244%, 06/25/36	145,015
328,716	Series 2006-59, Class QO, PO, 01/25/33	305,578
375,526	Series 2006-110, Class PO, PO, 11/25/36	328,615
749,240	Series 2006-117, Class GS, IF, IO, 6.389%, 12/25/36	97,473
444,795	Series 2007-7, Class SG, IF, IO, 6.239%, 08/25/36	64,759
1,155,569	Series 2007-53, Class SH, IF, IO, 5.839%, 06/25/37	159,289
474,870	Series 2007-88, Class VI, IF, IO, 6.279%, 09/25/37	68,583
758,072	Series 2007-100, Class SM, IF, IO, 6.189%, 10/25/37	89,006
790,399	Series 2008-1, Class BI, IF, IO, 5.649%, 02/25/38	100,541

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
313,389	Series 2008-16, Class IS, IF, IO, 5.939%, 03/25/38	35,728
396,804	Series 2008-46, Class HI, IO, VAR, 6.675%, 06/25/38	32,578
281,182	Series 2008-53, Class CI, IF, IO, 6.939%, 07/25/38	41,202
862,241	Series 2009-112, Class ST, IF, IO, 5.989%, 01/25/40	99,963
496,167	Series 2010-35, Class SB, IF, IO, 6.159%, 04/25/40	62,139
7,049	Series G92-15, Class Z, 7.000%, 01/25/22	7,125
4,249	Series G92-42, Class Z, 7.000%, 07/25/22	4,783
110,895	Series G92-44, Class ZQ, 8.000%, 07/25/22	134,044
50,611	Series G92-54, Class ZQ, 7.500%, 09/25/22	57,456
3,154	Series G92-59, Class F, VAR, 2.354%, 10/25/22	3,244
8,541	Series G92-61, Class Z, 7.000%, 10/25/22	9,544
18,954	Series G92-66, Class KA, 6.000%, 12/25/22	21,051
89,645	Series G92-66, Class KB, 7.000%, 12/25/22	101,212
24,987	Series G93-1, Class KA, 7.900%, 01/25/23	28,874
25,931	Series G93-17, Class SI, IF, 6.000%, 04/25/23	25,398
	Federal National Mortgage Association STRIPS,
53,742	Series 329, Class 1, PO, 01/01/33	47,185
223,823	Series 365, Class 8, IO, 5.500%, 05/01/36	37,024
	Federal National Mortgage Association Whole Loan,
89,596	Series 1999-W1, Class PO, PO, 02/25/29	81,141
467,028	Series 1999-W4, Class A9, 6.250%, 02/25/29	498,556
803,510	Series 2002-W7, Class A4, 6.000%, 06/25/29	885,368
537,725	Series 2003-W1, Class 1A1, 6.500%, 12/25/42	617,712
68,403	Series 2003-W1, Class 2A, VAR, 7.500%, 12/25/42	78,228
91,983	Series 2004-W2, Class 2A2, 7.000%, 02/25/44	108,425
	Government National Mortgage Association,
75,070	Series 1994-3, Class PQ, 7.488%, 07/16/24	81,290

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
328,878	Series 1994-7, Class PQ, 6.500%, 10/16/24	380,368
78,700	Series 1996-16, Class E, 7.500%, 08/16/26	90,440
73,732	Series 1997-8, Class PN, 7.500%, 05/16/27	84,566
181,840	Series 1998-22, Class PD, 6.500%, 09/20/28	193,827
86,314	Series 1998-26, Class K, 7.500%, 09/17/25	100,509
57,876	Series 1999-17, Class L, 6.000%, 05/20/29	62,213
69,151	Series 1999-41, Class Z, 8.000%, 11/16/29	80,877
45,170	Series 1999-44, Class PC, 7.500%, 12/20/29	52,289
58,168	Series 1999-44, Class ZG, 8.000%, 12/20/29	68,054
39,179	Series 2000-6, Class Z, 7.500%, 02/20/30	44,590
67,774	Series 2000-14, Class PD, 7.000%, 02/16/30	74,170
259,346	Series 2000-21, Class Z, 9.000%, 03/16/30	314,700
31,083	Series 2000-26, Class Z, 7.750%, 09/20/30	37,281
4,705	Series 2000-36, Class IK, IO, 9.000%, 11/16/30	1,078
800,000	Series 2000-36, Class PB, 7.500%, 11/16/30	928,684
57,960	Series 2000-37, Class B, 8.000%, 12/20/30	68,216
15,039	Series 2000-38, Class AH, 7.150%, 12/20/30	17,460
42,292	Series 2001-4, Class SJ, IF, IO, 7.889%, 01/19/30	7,012
2,230,271	Series 2001-10, Class PE, 6.500%, 03/16/31 (m)	2,430,582
318,482	Series 2001-22, Class PS, HB, IF, 20.330%, 03/17/31	455,649
115,232	Series 2001-36, Class S, IF, IO, 7.789%, 08/16/31	22,494
299,787	Series 2001-53, Class SR, IF, IO, 7.889%, 10/20/31	35,910
154,481	Series 2001-64, Class MQ, 6.500%, 12/20/31	164,262
1,000,000	Series 2001-64, Class PB, 6.500%, 12/20/31	1,095,337
20,723	Series 2002-24, Class SB, IF, 11.534%, 04/16/32	24,353

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
98,286	Series 2002-54, Class GB, 6.500%, 08/20/32	108,059
73,164	Series 2003-4, Class NI, IO, 5.500%, 01/20/32	5,165
12,583	Series 2003-24, Class PO, PO, 03/16/33	11,058
4,044,598	Series 2003-59, Class XA, IO, VAR, 1.788%, 06/16/34	200,329
1,943,139	Series 2003-75, Class BE, 6.000%, 04/16/28	1,976,580
200,867	Series 2003-76, Class LS, IF, IO, 6.939%, 09/20/31	17,946
684,740	Series 2004-11, Class SW, IF, IO, 5.239%, 02/20/34	80,449
57,847	Series 2004-28, Class S, IF, 18.946%, 04/16/34	71,211
981,906	Series 2004-62, Class VA, 5.500%, 07/20/15	1,048,433
602,494	Series 2007-45, Class QA, IF, IO, 6.379%, 07/20/37	83,305
532,245	Series 2007-76, Class SA, IF, IO, 6.269%, 11/20/37	62,782
492,987	Series 2008-2, Class MS, IF, IO, 6.899%, 01/16/38	78,728
377,497	Series 2008-55, Class SA, IF, IO, 5.939%, 06/20/38	38,799
294,688	Series 2009-6, Class SA, IF, IO, 5.839%, 02/16/39	29,972
868,253	Series 2009-6, Class SH, IF, IO, 5.779%, 02/20/39	93,547
528,278	Series 2009-14, Class KI, IO, 6.500%, 03/20/39	80,277
352,923	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	54,306
1,152,969	Series 2009-22, Class SA, IF, IO, 6.009%, 04/20/39	117,212
1,169,559	Series 2009-31, Class ST, IF, IO, 6.089%, 03/20/39	132,885
1,169,559	Series 2009-31, Class TS, IF, IO, 6.039%, 03/20/39	126,547
1,371,037	Series 2009-64, Class SN, IF, IO, 5.839%, 07/16/39	148,653
321,501	Series 2009-79, Class OK, PO, 11/16/37	289,997
693,662	Series 2009-102, Class SM, IF, IO, 6.139%, 06/16/39	76,462
1,454,635	Series 2009-106, Class ST, VAR, 5.739%, 02/20/38	173,181
480,585	Series 2010-130, Class CP, 7.000%, 10/16/40	540,412

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
935,365	NCUA Guaranteed Notes, Series 2010-C1, Class APT, 2.650%, 10/29/20	910,786
	Vendee Mortgage Trust,
97,732	Series 1994-1, Class 1, VAR, 5.627%, 02/15/24	105,072
225,265	Series 1996-1, Class 1Z, 6.750%, 02/15/26	253,521
123,349	Series 1996-2, Class 1Z, 6.750%, 06/15/26	143,200
443,400	Series 1997-1, Class 2Z, 7.500%, 02/15/27	524,459
123,551	Series 1998-1, Class 2E, 7.000%, 03/15/28	142,508

		93,210,458

	Non-Agency CMO — 11.1%
7,835	Adjustable Rate Mortgage Trust, Series 2004-1, Class 9A2, VAR, 1.061%, 01/25/35	7,630
200,000	American General Mortgage Loan Trust, Series 2009-1, Class A7, VAR, 5.750%, 09/25/48 (e)	201,905
500,000	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, VAR, 2.159%, 09/25/35	221,007
	Banc of America Alternative Loan Trust,
206,654	Series 2003-9, Class 1CB2, 5.500%, 11/25/33	209,273
314,167	Series 2004-5, Class 3A3, PO, 06/25/34	159,547
94,079	Series 2004-6, Class 15PO, PO, 07/25/19	69,088
	Banc of America Funding Corp.,
126,652	Series 2003-1, Class APO, PO, 05/20/33	96,996
53,304	Series 2003-3, Class 1A33, 5.500%, 10/25/33	53,829
96,956	Series 2004-1, Class PO, PO, 03/25/34	77,565
753,954	Series 2005-6, Class 2A7, 5.500%, 10/25/35	707,188
142,269	Series 2005-7, Class 30PO, PO, 11/25/35	77,164
378,980	Series 2005-E, Class 4A1, VAR, 2.845%, 03/20/35	361,588
	Banc of America Mortgage Securities, Inc.,
39,495	Series 2003-8, Class APO, PO, 11/25/33	27,814
200,000	Series 2004-3, Class 1A26, 5.500%, 04/25/34	203,969
36,082	Series 2004-4, Class APO, PO, 05/25/34	26,607
574,052	Series 2004-5, Class 2A2, 5.500%, 06/25/34	561,879
250,000	Series 2004-6, Class 2A5, PO, 07/25/34	185,481

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
138,961	Series 2004-6, Class APO, PO, 07/25/34	100,059
263,352	Series 2004-7, Class 1A19, PO, 08/25/34	201,641
275,045	Series 2004-J, Class 3A1, VAR, 5.095%, 11/25/34	254,132
1,236,969	Series 2005-5, Class 1A26, IO, 5.500%, 06/25/35	64,530
	Bear Stearns Adjustable Rate Mortgage Trust,
129,701	Series 2003-7, Class 3A, VAR, 2.818%, 10/25/33	125,564
234,911	Series 2005-5, Class A1, VAR, 2.330%, 08/25/35	224,454
608,959	Series 2006-1, Class A1, VAR, 4.625%, 02/25/36	540,819
295,544	Citicorp Mortgage Securities, Inc., Series 2004-5, Class 2A5, 4.500%, 08/25/34	299,861
	Citigroup Mortgage Loan Trust, Inc.,
32,660	Series 2003-UP3, Class A3, 7.000%, 09/25/33	32,531
109,251	Series 2003-UST1, Class A1, 5.500%, 12/25/18	112,131
46,442	Series 2003-UST1, Class PO1, PO, 12/25/18	38,099
25,228	Series 2003-UST1, Class PO3, PO, 12/25/18	21,506
143,708	Series 2005-1, Class 2A1A, VAR, 2.895%, 04/25/35	85,010
	Countrywide Alternative Loan Trust,
133,284	Series 2002-8, Class A4, 6.500%, 07/25/32	130,836
53,507	Series 2003-J1, Class PO, PO, 10/25/33	42,250
1,635,687	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	1,635,687
186,735	Series 2004-18CB, Class 2A4, 5.700%, 09/25/34	186,549
162,087	Series 2005-5R, Class A1, 5.250%, 12/25/18	166,493
904,915	Series 2005-20CB, Class 3A8, IF, IO, 4.489%, 07/25/35	99,167
60,553	Series 2005-26CB, Class A10, IF, 12.578%, 07/25/35	60,379
1,163,798	Series 2005-28CB, Class 1A4, 5.500%, 08/25/35	992,334
600,000	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	503,693
1,579,791	Series 2005-22T1, Class A2, IF, IO, 4.809%, 06/25/35	152,164

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
1,534,431	Series 2005-J1, Class 1A4, IF, IO, 4.839%, 02/25/35	170,307
200,000	Series 2007-21CB, Class 1A5, 6.000%, 09/25/37 (f) (i)	47,898
	Countrywide Home Loan Mortgage Pass-Through Trust,
362,880	Series 2003-26, Class 1A6, 3.500%, 08/25/33	344,039
74,470	Series 2003-34, Class A11, 5.250%, 09/25/33	74,835
140,523	Series 2003-44, Class A6, PO, 10/25/33	122,342
88,469	Series 2003-J7, Class 4A3, IF, 9.436%, 08/25/18	87,199
124,101	Series 2004-7, Class 2A1, VAR, 2.426%, 06/25/34	114,407
77,578	Series 2004-HYB1, Class 2A, VAR, 3.072%, 05/20/34	66,435
100,933	Series 2004-HYB3, Class 2A, VAR, 2.663%, 06/20/34	85,964
304,599	Series 2004-J8, Class 1A2, 4.750%, 11/25/19	311,887
71,029	Series 2004-J8, Class POA, PO, 11/25/19	58,280
500,000	Series 2005-16, Class A23, 5.500%, 09/25/35	452,368
510,307	Series 2005-22, Class 2A1, VAR, 3.100%, 11/25/35	393,254
50,789	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-5, Class 5P, PO, 08/25/19	42,450
340,139	First Horizon Alternative Mortgage Securities, Series 2005-FA8, Class 1A19, 5.500%, 11/25/35	277,183
	First Horizon Asset Securities, Inc.,
78,969	Series 2003-3, Class 1A4, 3.900%, 05/25/33	78,736
138,259	Series 2004-AR7, Class 2A1, VAR, 2.811%, 02/25/35	135,923
300,000	Series 2004-AR7, Class 2A2, VAR, 2.811%, 02/25/35	273,961
277,723	Series 2005-AR1, Class 2A2, VAR, 2.875%, 04/25/35	266,674
	GMAC Mortgage Corp. Loan Trust,
281,635	Series 2003-AR1, Class A4, VAR, 3.407%, 10/19/33	279,653
301,582	Series 2004-J5, Class A7, 6.500%, 01/25/35	308,713
650,000	Series 2005-AR3, Class 3A4, VAR, 3.222%, 06/19/35	517,507

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	GSR Mortgage Loan Trust,
527,761	Series 2004-6F, Class 1A2, 5.000%, 05/25/34	394,202
831,825	Series 2004-6F, Class 3A4, 6.500%, 05/25/34	844,245
166,246	Series 2004-10F, Class 2A1, 5.000%, 08/25/19	170,991
69,858	Series 2004-13F, Class 3A3, 6.000%, 11/25/34	48,501
2,212,667	Indymac Index Mortgage Loan Trust, Series 2005-AR11, Class A7, IO, VAR, 0.325%, 08/25/35	19,361
	MASTR Adjustable Rate Mortgages Trust,
183,389	Series 2004-13, Class 2A1, VAR, 2.830%, 04/21/34	176,799
750,921	Series 2004-13, Class 3A6, VAR, 2.899%, 11/21/34	752,150
	MASTR Alternative Loans Trust,
223,605	Series 2003-9, Class 8A1, 6.000%, 01/25/34	218,652
564,473	Series 2004-4, Class 10A1, 5.000%, 05/25/24	577,234
355,487	Series 2004-6, Class 7A1, 6.000%, 07/25/34	361,854
48,882	Series 2004-7, Class 30PO, PO, 08/25/34	31,724
306,403	Series 2004-8, Class 6A1, 5.500%, 09/25/19	309,996
352,165	Series 2004-10, Class 1A1, 4.500%, 09/25/19	356,011
	MASTR Asset Securitization Trust,
98,418	Series 2003-12, Class 15, PO, 12/25/18	82,592
152,540	Series 2004-6, Class 15PO, PO, 05/25/19	125,008
130,436	Series 2004-8, Class PO, PO, 08/25/19	105,354
271,980	Series 2004-10, Class 15, PO, 10/25/19	223,273
494,485	MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	336,250
90,416	MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 0.581%, 02/25/35	67,437
81,224	Nomura Asset Acceptance Corp., Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	83,012
667,438	PHH Alternative Mortgage Trust, Series 2007-2, Class 2X, IO, 6.000%, 05/25/37	121,644
	Residential Accredit Loans, Inc.,
159,703	Series 2002-QS8, Class A5, 6.250%, 06/25/17	161,660

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
900,769	Series 2003-QR19, Class CB4, 5.750%, 10/25/33	803,917
39,390	Series 2003-QS3, Class A2, IF, 15.927%, 02/25/18	42,954
123,246	Series 2003-QS3, Class A8, IF, IO, 7.339%, 02/25/18	14,188
292,529	Series 2003-QS9, Class A3, IF, IO, 7.289%, 05/25/18	41,311
374,957	Series 2003-QS14, Class A1, 5.000%, 07/25/18	379,664
112,455	Series 2003-QS18, Class A1, 5.000%, 09/25/18	115,276
42,933	Residential Asset Securitization Trust, Series 2003-A14, Class A1, 4.750%, 02/25/19	44,180
	Residential Funding Mortgage Securities I,
10,248	Series 2003-S7, Class A17, 4.000%, 05/25/33	10,230
10,291	Series 2003-S12, Class 4A5, 4.500%, 12/25/32	10,340
220,633	Series 2005-SA4, Class 1A1, VAR, 3.247%, 09/25/35	172,018
10,034	SACO I, Inc. (Bear Stearns), Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e)	10,462
	Salomon Brothers Mortgage Securities VII, Inc.,
184,331	Series 2003-HYB1, Class A, VAR, 3.200%, 09/25/33	183,054
13,726	Series 2003-UP2, Class PO1, PO, 12/25/18	10,442
400,000	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 4.934%, 06/25/34	386,056
	Structured Asset Securities Corp.,
207,956	Series 2003-8, Class 1A2, 5.000%, 04/25/18	212,953
234,849	Series 2003-33H, Class 1A1, 5.500%, 10/25/33	233,357
138,320	Series 2004-20, Class 1A3, 5.250%, 11/25/34	141,528
8,369	Series 2005-6, Class 5A8, IF, 13.379%, 05/25/35	8,240
	WaMu Mortgage Pass-Through Certificates,
40,336	Series 2003-AR8, Class A, VAR, 2.717%, 08/25/33	40,640
206,399	Series 2003-AR9, Class 1A6, VAR, 2.711%, 09/25/33	198,724
140,982	Series 2003-S4, Class 3A, 5.500%, 06/25/33	148,631

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
263,047	Series 2003-S8, Class A4, 4.500%, 09/25/18	268,489
515,775	Series 2003-S10, Class A5, 5.000%, 10/25/18	523,326
39,675	Series 2003-S10, Class A6, PO, 10/25/18	39,500
108,255	Series 2003-S11, Class 2A5, IF, 16.333%, 11/25/33	119,217
74,148	Series 2004-AR3, Class A2, VAR, 2.707%, 06/25/34	71,673
	Washington Mutual Alternative Mortgage Pass-Through Certificates,
2,232,723	Series 2005-2, Class 1A4, IF, IO, 4.789%, 04/25/35	312,433
775,872	Series 2005-2, Class 2A3, IF, IO, 4.739%, 04/25/35	102,429
593,194	Series 2005-3, Class CX, IO, 5.500%, 05/25/35	102,725
775,634	Series 2005-4, Class CB7, 5.500%, 06/25/35	661,302
60,307	Series 2005-4, Class DP, PO, 06/25/20	40,763
220,212	Series 2005-6, Class 2A4, 5.500%, 08/25/35	191,311
21,733	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-MS12, Class A, 6.500%, 05/25/32	22,545
	Wells Fargo Mortgage-Backed Securities Trust,
107,384	Series 2003-8, Class A9, 4.500%, 08/25/18	111,579
567,086	Series 2003-11, Class 1A4, 4.750%, 10/25/18	571,173
38,221	Series 2003-11, Class 1APO, PO, 10/25/18	32,403
138,781	Series 2003-15, Class 1A1, 4.750%, 12/25/18	141,851
118,063	Series 2003-K, Class 1A1, VAR, 4.468%, 11/25/33	118,838
236,126	Series 2003-K, Class 1A2, VAR, 4.468%, 11/25/33	243,151
145,163	Series 2004-7, Class 2A2, 5.000%, 07/25/19	150,976
148,021	Series 2004-EE, Class 3A1, VAR, 2.966%, 12/25/34	145,415
386,935	Series 2004-P, Class 2A1, VAR, 2.911%, 09/25/34	383,549
212,692	Series 2005-AR8, Class 2A1, VAR, 2.879%, 06/25/35	205,839

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
140,040	Series 2005-AR16, Class 2A1, VAR, 2.847%, 10/25/35	132,368

		27,297,404

	Total Collateralized Mortgage Obligations (Cost $114,484,520)	120,507,862

Commercial Mortgage-Backed Securities — 1.7%
	Banc of America Commercial Mortgage, Inc.,
125,000	Series 2005-3, Class A4, 4.668%, 07/10/43	131,299
125,000	Series 2005-3, Class AM, 4.727%, 07/10/43	122,758
549,925	Series 2005-6, Class ASB, VAR, 5.195%, 09/10/47	583,087
250,000	Series 2006-4, Class A4, 5.634%, 07/10/46	268,237
	Bear Stearns Commercial Mortgage Securities,
250,000	Series 2005-PWR8, Class A4, 4.674%, 06/11/41	262,281
233,253	Series 2005-PWR9, Class AAB, 4.804%, 09/11/42	243,085
360,000	Series 2006-PW11, Class A4, VAR, 5.456%, 03/11/39	389,228
100,871	Series 2006-PW14, Class A1, 5.044%, 12/11/38	102,351
	Citigroup Commercial Mortgage Trust,
100,000	Series 2005-C3, Class AM, VAR, 4.830%, 05/15/43	102,436
43,324	Series 2006-C4, Class A1, VAR, 5.728%, 03/15/49	43,585
565,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4, VAR, 5.539%, 02/15/39	607,975
100,000	GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class A4, VAR, 5.238%, 11/10/45	106,116
75,000	LB-UBS Commercial Mortgage Trust, Series 2005-C1, Class A4, 4.742%, 02/15/30	78,557
295,381	Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class ASB, VAR, 4.674%, 06/12/43	309,088
11,114	Morgan Stanley Capital I, Series 2006-T23, Class A1, 5.682%, 08/12/41	11,181
400,000	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 6.049%, 08/15/39	439,695

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Mortgage-Backed Securities — Continued
346,843	Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A2, 4.039%, 10/15/41	348,613

	Total Commercial Mortgage-Backed Securities (Cost $3,867,074)	4,149,572

Corporate Bonds — 13.9%
	Consumer Discretionary — 1.0%
	Automobiles — 0.0% (g)
60,000	Daimler Finance North America LLC, 7.300%, 01/15/12	63,749

	Household Durables — 0.0% (g)
50,000	Newell Rubbermaid, Inc., 4.700%, 08/15/20	49,598

	Media — 0.9%
	CBS Corp.,
21,000	5.750%, 04/15/20	22,316
50,000	7.875%, 07/30/30	59,034
125,000	Comcast Cable Communications LLC, 7.125%, 06/15/13	140,255
	Comcast Cable Holdings LLC,
335,000	9.800%, 02/01/12	364,625
75,000	10.125%, 04/15/22	101,711
	Comcast Corp.,
100,000	5.500%, 03/15/11	100,976
50,000	5.900%, 03/15/16	55,977
30,000	6.500%, 01/15/17	34,583
35,000	6.500%, 11/15/35	37,617
30,000	Cox Communications, Inc., 5.450%, 12/15/14	33,026
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
125,000	4.600%, 02/15/21	123,374
125,000	6.000%, 08/15/40	125,491
100,000	Historic TW, Inc., 9.150%, 02/01/23	131,226
75,000	NBC Universal, Inc., 5.950%, 04/01/41 (e)	74,992
	News America, Inc.,
50,000	7.250%, 05/18/18	60,326
150,000	7.300%, 04/30/28	169,178
	Time Warner Cable, Inc.,
50,000	6.750%, 07/01/18	58,284
50,000	7.300%, 07/01/38	58,466
70,000	8.250%, 02/14/14	81,253
	Time Warner Entertainment Co. LP,
50,000	8.375%, 03/15/23	62,781
25,000	8.375%, 07/15/33	31,549

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
150,000	10.150%, 05/01/12	166,563
75,000	Time Warner, Inc., 6.200%, 03/15/40	79,729
50,000	Viacom, Inc., 6.250%, 04/30/16	56,901

		2,230,233

	Specialty Retail — 0.1%
70,000	Home Depot, Inc., 5.400%, 03/01/16	78,442
75,000	Lowe’s Cos., Inc., 7.110%, 05/15/37	90,220
35,000	Staples, Inc., 9.750%, 01/15/14	42,415

		211,077

	Total Consumer Discretionary	2,554,657

	Consumer Staples — 0.5%
	Beverages — 0.2%
	Anheuser-Busch InBev Worldwide, Inc.,
50,000	7.200%, 01/15/14 (e)	57,180
125,000	7.750%, 01/15/19 (e)	155,543
50,000	Coca-Cola Enterprises, Inc., 8.500%, 02/01/12	54,111
95,000	Diageo Capital plc, (United Kingdom), 5.750%, 10/23/17	107,750
20,000	Diageo Finance B.V., (Netherlands), 5.300%, 10/28/15	22,253
15,000	FBG Finance Ltd., (Australia), 5.125%, 06/15/15 (e)	15,918

		412,755

	Food & Staples Retailing — 0.1%
30,000	CVS Caremark Corp., 6.125%, 09/15/39	32,054
	Kroger Co. (The),
18,000	5.400%, 07/15/40	17,061
25,000	7.500%, 04/01/31	30,223
70,000	Wal-Mart Stores, Inc., 6.500%, 08/15/37	82,239

		161,577

	Food Products — 0.2%
50,000	Bunge Ltd. Finance Corp., 5.875%, 05/15/13	53,529
27,000	Bunge N.A. Finance LP, 5.900%, 04/01/17	27,787
50,000	Kellogg Co., 4.250%, 03/06/13	53,070
	Kraft Foods, Inc.,
127,000	5.375%, 02/10/20	136,686
165,000	6.125%, 02/01/18	188,479
100,000	6.875%, 02/01/38	116,106

		575,657

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Household Products — 0.0% (g)
83,131	Procter & Gamble - ESOP, 9.360%, 01/01/21	104,374

	Total Consumer Staples	1,254,363

	Energy — 0.4%
	Energy Equipment & Services — 0.0% (g)
75,000	Transocean, Inc., (Cayman Islands), 6.500%, 11/15/20	79,629

	Oil, Gas & Consumable Fuels — 0.4%
100,000	Canadian Natural Resources Ltd., (Canada), 5.900%, 02/01/18	113,890
	ConocoPhillips,
25,000	5.750%, 02/01/19	28,490
120,000	6.000%, 01/15/20	139,711
150,000	Marathon Oil Corp., 6.000%, 10/01/17	170,364
60,000	Petro-Canada, (Canada), 6.800%, 05/15/38	68,346
60,000	Shell International Finance B.V., (Netherlands), 6.375%, 12/15/38	71,114
50,000	Statoil ASA, (Norway), 3.125%, 08/17/17	49,512
45,000	Suncor Energy, Inc., (Canada), 6.850%, 06/01/39	51,739
150,000	Total Capital S.A., (France), 2.300%, 03/15/16	146,530
95,000	XTO Energy, Inc., 5.750%, 12/15/13	107,043

		946,739

	Total Energy	1,026,368

	Financials — 8.3%
	Capital Markets — 2.1%
	Bank of New York Mellon Corp. (The),
75,000	2.950%, 06/18/15	75,962
55,000	4.600%, 01/15/20	57,710
	BlackRock, Inc.,
80,000	3.500%, 12/10/14	82,961
130,000	5.000%, 12/10/19	135,749
65,000	6.250%, 09/15/17	73,170
100,000	Blackstone Holdings Finance Co. LLC, 5.875%, 03/15/21 (e)	95,671
	Credit Suisse USA, Inc.,
50,000	4.875%, 01/15/15	53,907
400,000	6.125%, 11/15/11	419,106
	Goldman Sachs Group, Inc. (The),
40,000	3.700%, 08/01/15	40,756
375,000	4.750%, 07/15/13	399,478
55,000	5.150%, 01/15/14	59,238

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
150,000	5.250%, 10/15/13	162,333
156,000	5.375%, 03/15/20	161,204
100,000	5.500%, 11/15/14	108,145
150,000	5.950%, 01/18/18	162,733
75,000	5.950%, 01/15/27	71,936
100,000	6.250%, 09/01/17	110,355
80,000	6.750%, 10/01/37	81,792
200,000	6.875%, 01/15/11	200,506
125,000	7.500%, 02/15/19	145,749
	Jefferies Group, Inc.,
55,000	3.875%, 11/09/15	54,060
110,000	6.450%, 06/08/27	105,173
100,000	8.500%, 07/15/19	114,338
	Lehman Brothers Holdings, Inc.,
315,000	0.000%, 11/10/09 (d)	72,056
200,000	4.800%, 03/13/14 (d)	46,250
100,000	5.750%, 05/17/13 (d)	23,125
175,000	6.625%, 01/18/12 (d)	40,469
50,000	Macquarie Group Ltd., (Australia), 7.300%, 08/01/14 (e)	54,603
	Merrill Lynch & Co., Inc.,
120,000	5.450%, 07/15/14	126,160
274,000	6.150%, 04/25/13	294,004
135,000	6.400%, 08/28/17	142,732
90,000	6.875%, 04/25/18	98,492
	Morgan Stanley,
100,000	4.200%, 11/20/14	102,164
400,000	4.750%, 04/01/14	409,611
300,000	5.300%, 03/01/13	319,685
100,000	5.625%, 09/23/19	101,968
130,000	6.250%, 08/28/17	140,032
100,000	6.750%, 04/15/11	101,668
136,000	Nomura Holdings, Inc., (Japan), 6.700%, 03/04/20	145,560

		5,190,611

	Commercial Banks — 2.0%
82,000	Bank of Nova Scotia, (Canada), 3.400%, 01/22/15	85,109
	Barclays Bank plc, (United Kingdom),
110,000	2.500%, 01/23/13	111,786
106,000	3.900%, 04/07/15	109,303
100,000	5.200%, 07/10/14	108,008
150,000	6.050%, 12/04/17 (e)	153,870
	BB&T Corp.,
50,000	3.375%, 09/25/13	52,362

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Commercial Banks — Continued
110,000	3.850%, 07/27/12	114,432
100,000	3.950%, 04/29/16	103,214
50,000	4.900%, 06/30/17	52,001
75,000	Branch Banking & Trust Co., 4.875%, 01/15/13	79,649
150,000	Credit Suisse, (Switzerland), 5.000%, 05/15/13	161,442
350,000	Glitnir Banki HF, (Iceland)10/15/08 (d) (e) (f) (i)	104,125
	HSBC Bank plc, (United Kingdom),
100,000	3.500%, 06/28/15 (e)	102,511
111,000	4.125%, 08/12/20 (e)	106,684
35,000	KeyCorp, 6.500%, 05/14/13	38,000
75,000	Marshall & Ilsley Corp., 5.350%, 04/01/11	75,604
	National Australia Bank Ltd., (Australia),
200,000	2.500%, 01/08/13 (e)	203,802
200,000	2.750%, 09/28/15 (e)	196,928
100,000	3.750%, 03/02/15 (e)	103,420
100,000	Nordea Bank AB, (Sweden), 1.750%, 10/04/13 (e)	99,506
	PNC Funding Corp.,
150,000	5.125%, 02/08/20	156,344
25,000	5.250%, 11/15/15	26,755
25,000	5.625%, 02/01/17	26,723
25,000	6.700%, 06/10/19	28,783
200,000	Rabobank Nederland N.V., (Netherlands), 3.200%, 03/11/15 (e)	203,600
250,000	SunTrust Banks, Inc., 6.375%, 04/01/11	253,151
	U.S. Bancorp,
90,000	2.000%, 06/14/13	91,342
100,000	7.500%, 06/01/26	112,337
	UBS AG, (Switzerland),
250,000	3.875%, 01/15/15	257,656
100,000	5.750%, 04/25/18	108,673
	Wachovia Bank N.A.,
250,000	6.000%, 11/15/17	277,366
250,000	6.600%, 01/15/38	275,268
250,000	VAR, 0.632%, 03/15/16	234,209
	Wachovia Corp.,
250,000	5.500%, 05/01/13	272,049
50,000	5.750%, 02/01/18	55,515
200,000	Wells Fargo & Co., 3.750%, 10/01/14	208,777
	Westpac Banking Corp., (Australia),
65,000	4.200%, 02/27/15	68,221

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
121,000	4.875%, 11/19/19	127,147

		4,945,672

	Consumer Finance — 0.5%
50,000	American Express Credit Corp., 7.300%, 08/20/13	56,343
	Capital One Financial Corp.,
65,000	5.700%, 09/15/11	67,100
185,000	6.250%, 11/15/13	203,050
50,000	6.750%, 09/15/17	57,618
	HSBC Finance Corp.,
13,000	4.750%, 07/15/13	13,711
150,000	5.000%, 06/30/15	159,330
150,000	5.250%, 01/15/14	161,011
50,000	7.350%, 11/27/32	50,375
100,000	VAR, 0.539%, 01/15/14	95,956
20,000	John Deere Capital Corp., 4.500%, 04/03/13	21,392
100,000	SLM Corp., 5.375%, 01/15/13	101,997
87,000	Toyota Motor Credit Corp., 3.200%, 06/17/15	89,866
100,000	Washington Mutual Finance Corp., 6.875%, 05/15/11	102,088

		1,179,837

	Diversified Financial Services — 2.1%
150,000	BA Covered Bond Issuer, 5.500%, 06/14/12 (e)	157,839
	Bank of America Corp.,
295,000	5.650%, 05/01/18	301,423
245,000	5.750%, 12/01/17	254,953
50,000	6.500%, 08/01/16	54,255
200,000	7.375%, 05/15/14	222,316
	Caterpillar Financial Services Corp.,
80,000	5.450%, 04/15/18	87,794
100,000	6.200%, 09/30/13	112,269
100,000	7.050%, 10/01/18	120,963
50,000	7.150%, 02/15/19	61,483
	Citigroup, Inc.,
150,000	4.700%, 05/29/15	155,525
62,000	4.750%, 05/19/15	64,920
36,000	5.375%, 08/09/20	37,404
55,000	5.500%, 04/11/13	58,566
300,000	5.625%, 08/27/12	314,806
285,000	6.000%, 08/15/17	309,139
150,000	6.010%, 01/15/15	164,554

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Diversified Financial Services — Continued
100,000	8.125%, 07/15/39	127,214
45,000	8.500%, 05/22/19	55,864
	CME Group, Inc.,
50,000	5.400%, 08/01/13	55,056
50,000	5.750%, 02/15/14	55,362
75,000	ConocoPhillips Canada Funding Co. I, (Canada), 5.625%, 10/15/16	85,244
	General Electric Capital Corp.,
200,000	4.750%, 09/15/14	213,847
100,000	5.250%, 10/19/12	106,878
190,000	5.500%, 01/08/20	203,202
400,000	5.625%, 05/01/18	436,206
390,000	5.875%, 02/15/12	410,253
100,000	5.875%, 01/14/38	103,805
115,000	5.900%, 05/13/14	127,277
110,000	6.000%, 06/15/12	117,591
200,000	6.750%, 03/15/32	226,424
100,000	MassMutual Global Funding II, 2.300%, 09/28/15 (e)	97,850
	National Rural Utilities Cooperative Finance Corp.,
50,000	2.625%, 09/16/12	51,391
50,000	10.375%, 11/01/18	68,971

		5,020,644

	FDIC Guaranteed Securities (~) — 0.1%
105,000	Goldman Sachs Group, Inc. (The), 3.250%, 06/15/12	109,000

	Insurance — 1.1%
35,000	ACE INA Holdings, Inc., 5.600%, 05/15/15	38,567
25,000	Aflac, Inc., 6.450%, 08/15/40	25,604
60,000	Allstate Life Global Funding Trusts, 5.375%, 04/30/13	65,338
130,000	American International Group, Inc., 4.250%, 05/15/13	134,530
	AON Corp.,
23,000	3.500%, 09/30/15	23,011
18,000	6.250%, 09/30/40	18,504
300,000	ASIF Global Financing XIX, 4.900%, 01/17/13 (e)	309,000
	Berkshire Hathaway Finance Corp.,
33,000	2.450%, 12/15/15	32,798
50,000	5.400%, 05/15/18	54,853
100,000	5.750%, 01/15/40	105,087
75,000	CNA Financial Corp., 5.875%, 08/15/20	74,675
200,000	Jackson National Life Global Funding, 6.125%, 05/30/12 (e)	211,420

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
70,000	Liberty Mutual Group, Inc., 7.500%, 08/15/36 (e)	69,598
	Metropolitan Life Global Funding I,
120,000	2.500%, 01/11/13 (e)	122,621
100,000	2.875%, 09/17/12 (e)	102,493
100,000	5.200%, 09/18/13 (e)	108,312
100,000	Nationwide Financial Services, 6.250%, 11/15/11	104,190
250,000	New York Life Global Funding, 5.375%, 09/15/13 (e)	275,820
100,000	Pacific Life Global Funding, 5.000%, 05/15/17 (e)	102,252
400,000	Principal Life Global Funding I, 6.250%, 02/15/12 (e)	417,440
	Principal Life Income Funding Trusts,
35,000	5.100%, 04/15/14	37,747
80,000	5.300%, 04/24/13	86,573
200,000	Protective Life Secured Trusts, 4.000%, 04/01/11	201,696
25,000	Travelers Cos, Inc. (The), 5.800%, 05/15/18	28,006

		2,750,135

	Real Estate Investment Trusts (REITs) — 0.2%
	CommonWealth REIT,
75,000	5.875%, 09/15/20	72,181
100,000	6.650%, 01/15/18	104,170
	Simon Property Group LP,
8,000	4.200%, 02/01/15	8,365
20,000	4.375%, 03/01/21	19,765
50,000	5.625%, 08/15/14	54,655
50,000	5.650%, 02/01/20	54,087
45,000	6.100%, 05/01/16	50,446
30,000	6.750%, 05/15/14	33,771
102,000	WEA Finance LLC/WT Finance Ltd., 6.750%, 09/02/19 (e)	113,630

		511,070

	Thrifts & Mortgage Finance — 0.2%
75,000	Countrywide Financial Corp., 6.250%, 05/15/16	76,911
250,000	Countrywide Home Loans, Inc., 4.000%, 03/22/11	251,823
250,000	Stadshypotek AB, (Sweden), 1.450%, 09/30/13 (e)	249,698

		578,432

	Total Financials	20,285,401

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Health Care — 0.2%
	Biotechnology — 0.1%
	Amgen, Inc.,
25,000	4.500%, 03/15/20	25,952
40,000	5.700%, 02/01/19	45,476
82,000	5.750%, 03/15/40	86,937

		158,365

	Health Care Equipment & Supplies — 0.0% (g)
10,000	Baxter International, Inc., 4.000%, 03/01/14	10,644

	Health Care Providers & Services — 0.0% (g)
30,000	Medco Health Solutions, Inc., 2.750%, 09/15/15	29,764
	WellPoint, Inc.,
13,000	5.875%, 06/15/17	14,532
9,000	7.000%, 02/15/19	10,594

		54,890

	Pharmaceuticals — 0.1%
35,000	AstraZeneca plc, (United Kingdom), 5.400%, 06/01/14	38,921
50,000	GlaxoSmithKline Capital, Inc., 4.375%, 04/15/14	53,910
80,000	Novartis Capital Corp., 4.125%, 02/10/14	85,376

		178,207

	Total Health Care	402,106

	Industrials — 0.4%
	Aerospace & Defense — 0.1%
135,000	Northrop Grumman Systems Corp., 7.125%, 02/15/11	135,990
15,671	Systems 2001 AT LLC, (Cayman Islands), 7.156%, 12/15/11 (e)	16,298

		152,288

	Airlines — 0.0% (g)
55,000	Delta Air Lines 2010-2 Class A Pass-Through Trust, 4.950%, 05/23/19	55,206

	Commercial Services & Supplies — 0.0% (g)
55,000	Allied Waste North America, Inc., 6.875%, 06/01/17	60,500
43,000	Waste Management, Inc., 4.750%, 06/30/20	44,089

		104,589

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — 0.2%
	General Electric Co.,
250,000	5.000%, 02/01/13	267,244
65,000	5.250%, 12/06/17	70,206
50,000	Tyco International Finance S.A., (Luxembourg), 8.500%, 01/15/19	63,999

		401,449

	Machinery — 0.0% (g)
25,000	Parker Hannifin Corp., 5.500%, 05/15/18	27,924

	Road & Rail — 0.1%
	Burlington Northern Santa Fe LLC,
25,000	3.600%, 09/01/20	23,934
100,000	5.650%, 05/01/17	111,451
25,000	CSX Corp., 7.375%, 02/01/19	30,156
35,000	Ryder System, Inc., 3.600%, 03/01/16	34,893
35,000	United Parcel Service of America, Inc., 8.375%, 04/01/20	46,380

		246,814

	Total Industrials	988,270

	Information Technology — 0.6%
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
80,000	5.500%, 02/22/16	91,289
75,000	5.900%, 02/15/39	83,063

		174,352

	Computers & Peripherals — 0.2%
	Dell, Inc.,
128,000	2.300%, 09/10/15	124,770
25,000	7.100%, 04/15/28	28,016
	Hewlett-Packard Co.,
85,000	2.950%, 08/15/12	87,638
75,000	4.750%, 06/02/14	82,176
	International Business Machines Corp.,
50,000	6.220%, 08/01/27	57,737
100,000	8.000%, 10/15/38	137,357

		517,694

	Electronic Equipment, Instruments & Components — 0.1%
	Arrow Electronics, Inc.,
10,000	3.375%, 11/01/15	9,694
25,000	6.000%, 04/01/20	25,530
85,000	6.875%, 07/01/13	93,435

		128,659

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	IT Services — 0.0% (g)
50,000	HP Enterprise Services LLC, 7.450%, 10/15/29	64,226

	Office Electronics — 0.1%
	Pitney Bowes, Inc.,
75,000	4.875%, 08/15/14	78,990
80,000	5.000%, 03/15/15	84,063
50,000	Xerox Corp., 6.750%, 02/01/17	57,774

		220,827

	Software — 0.1%
75,000	Microsoft Corp., 1.625%, 09/25/15	73,142
	Oracle Corp.,
50,000	5.250%, 01/15/16	56,214
50,000	5.750%, 04/15/18	57,197
100,000	6.500%, 04/15/38	116,552

		303,105

	Total Information Technology	1,408,863

	Materials — 0.4%
	Chemicals — 0.3%
	Dow Chemical Co. (The),
110,000	6.000%, 10/01/12	118,506
150,000	6.125%, 02/01/11	150,575
30,000	7.375%, 11/01/29	36,064
	E.l. du Pont de Nemours & Co.,
58,000	1.950%, 01/15/16	56,113
25,000	4.900%, 01/15/41	24,385
80,000	Monsanto Co., 7.375%, 08/15/12	88,102
50,000	Potash Corp. of Saskatchewan, Inc., (Canada), 4.875%, 03/01/13	53,241
	PPG Industries, Inc.,
14,000	5.500%, 11/15/40	13,737
50,000	9.000%, 05/01/21	65,538
90,000	Praxair, Inc., 5.250%, 11/15/14	100,350

		706,611

	Metals & Mining — 0.1%
	BHP Billiton Finance USA Ltd., (Australia),
40,000	5.400%, 03/29/17	44,273
80,000	6.500%, 04/01/19	95,132
	Rio Tinto Finance USA Ltd., (Australia),
12,000	3.500%, 11/02/20	11,391
60,000	8.950%, 05/01/14	72,643

		223,439

	Total Materials	930,050

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 0.9%
7,000	AT&T Corp., 8.000%, 11/15/31	8,798
	AT&T, Inc.,
125,000	4.950%, 01/15/13	133,984
205,000	5.350%, 09/01/40 (e)	192,795
100,000	5.500%, 02/01/18	111,088
70,000	5.600%, 05/15/18	78,102
70,000	5.800%, 02/15/19	78,791
45,000	6.300%, 01/15/38	47,473
100,000	BellSouth Corp., 5.200%, 09/15/14	109,168
225,096	BellSouth Telecommunications, Inc., 6.300%, 12/15/15	242,444
200,000	GTE Corp., 6.840%, 04/15/18	226,723
	Telecom Italia Capital S.A., (Luxembourg),
50,000	4.950%, 09/30/14	51,227
130,000	5.250%, 11/15/13	135,435
	Telefonica Emisiones S.A.U., (Spain),
100,000	5.855%, 02/04/13	106,769
25,000	5.877%, 07/15/19	25,544
44,000	TELUS Corp., (Canada), 8.000%, 06/01/11	45,200
90,000	Verizon Communications, Inc., 6.400%, 02/15/38	99,557
200,000	Verizon Global Funding Corp., 7.750%, 12/01/30	248,111
150,000	Verizon Maryland, Inc., 7.150%, 05/01/23	158,085
100,000	Verizon Pennsylvania, Inc., 8.350%, 12/15/30	116,164
100,000	Verizon Virginia, Inc., 4.625%, 03/15/13	105,617

		2,321,075

	Wireless Telecommunication Services — 0.1%
45,000	New Cingular Wireless Services, Inc., 8.125%, 05/01/12	49,158
	Rogers Communications, Inc., (Canada),
70,000	6.375%, 03/01/14	78,652
50,000	6.800%, 08/15/18	60,113
50,000	Vodafone Group plc, (United Kingdom), 5.000%, 09/15/15	54,619

		242,542

	Total Telecommunication Services	2,563,617

	Utilities — 1.1%
	Electric Utilities — 0.9%
25,000	Alabama Power Co., 6.125%, 05/15/38	27,569
	Carolina Power & Light Co.,
100,000	5.125%, 09/15/13	109,689

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	19

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Electric Utilities — continued
25,000	5.300%, 01/15/19	27,750
100,000	CenterPoint Energy Houston Electric LLC, 5.750%, 01/15/14	110,402
40,000	Columbus Southern Power Co., 6.050%, 05/01/18	45,558
38,000	Consolidated Edison Co. of New York, Inc., 5.700%, 06/15/40	40,423
	Duke Energy Carolinas LLC,
39,000	4.300%, 06/15/20	40,213
75,000	5.100%, 04/15/18	82,379
75,000	5.625%, 11/30/12	81,271
75,000	6.250%, 01/15/12	79,177
60,000	Duke Energy Indiana, Inc., 6.350%, 08/15/38	69,069
	Exelon Generation Co. LLC,
78,000	4.000%, 10/01/20	72,995
29,000	5.750%, 10/01/41	27,630
	Florida Power & Light Co.,
30,000	5.950%, 10/01/33	32,762
30,000	5.950%, 02/01/38	33,243
	Georgia Power Co.,
37,000	4.750%, 09/01/40	34,279
25,000	5.950%, 02/01/39	27,277
40,000	Niagara Mohawk Power Corp., 4.881%, 08/15/19 (e)	42,475
25,000	Northern States Power Co., 6.250%, 06/01/36	28,867
	Oncor Electric Delivery Co. LLC,
15,000	5.950%, 09/01/13	16,609
30,000	6.800%, 09/01/18	35,117
75,000	Pacific Gas & Electric Co., 5.625%, 11/30/17	84,436
75,000	Potomac Electric Power Co., 6.500%, 11/15/37	86,608
	PSEG Power LLC,
37,000	5.125%, 04/15/20	38,499
65,000	7.750%, 04/15/11	66,261
18,000	Public Service Co. of Colorado, 3.200%, 11/15/20	16,972
175,000	Public Service Co. of Oklahoma, 6.625%, 11/15/37	188,236
	Public Service Electric & Gas Co.,
28,000	5.375%, 11/01/39	28,510
25,000	6.330%, 11/01/13	28,069
30,000	Southwestern Public Service Co., 8.750%, 12/01/18	37,598

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
	Spectra Energy Capital LLC,
45,000	7.500%, 09/15/38	52,709
50,000	8.000%, 10/01/19	60,913
	Virginia Electric and Power Co.,
140,000	5.100%, 11/30/12	150,465
50,000	5.400%, 04/30/18	55,733
70,000	5.950%, 09/15/17	80,463
70,000	6.350%, 11/30/37	80,127

		2,120,353

	Gas Utilities — 0.1%
30,000	AGL Capital Corp., 4.450%, 04/15/13	31,607
25,000	CenterPoint Energy Resources Corp., 6.125%, 11/01/17	27,901
100,000	NGPL PipeCo LLC, 7.119%, 12/15/17 (e)	109,478
	TransCanada PipeLines Ltd., (Canada),
50,000	4.000%, 06/15/13	52,995
50,000	6.500%, 08/15/18	59,018
50,000	7.125%, 01/15/19	61,204

		342,203

	Multi-Utilities — 0.1%
75,000	KCP&L Greater Missouri Operations Co., 11.875%, 07/01/12	85,073
	Sempra Energy,
100,000	6.500%, 06/01/16	116,091
40,000	8.900%, 11/15/13	47,213

		248,377

	Water Utilities — 0.0% (g)
100,000	American Water Capital Corp., 6.085%, 10/15/17	112,179

	Total Utilities	2,823,112

	Total Corporate Bonds (Cost $33,273,306)	34,236,807

Foreign Government Securities — 0.2%
	Province of Ontario, (Canada),
75,000	2.700%, 06/16/15	76,353
200,000	2.950%, 02/05/15	206,451
100,000	United Mexican States, (Mexico), 6.625%, 03/03/15	115,000

	Total Foreign Government Securities (Cost $376,066)	397,804

Mortgage Pass-Through Securities — 6.2%
	Federal Home Loan Mortgage Corp.,
120,461	ARM, 2.402%, 01/01/27	125,517

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — continued
33,851	ARM, 2.550%, 04/01/30	35,415
184,122	ARM, 2.560%, 03/01/35	191,622
198,859	ARM, 2.638%, 04/01/34	207,086
170,069	ARM, 5.932%, 01/01/37	181,789
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
59,590	4.500%, 08/01/18	62,905
104,164	5.000%, 12/01/13 - 04/01/14	108,531
26,972	5.500%, 03/01/14	28,923
11,869	6.000%, 04/01/14	12,909
305,999	6.500%, 06/01/14 - 02/01/19	333,096
75,959	7.000%, 02/01/11 - 01/01/17	79,827
12,840	8.500%, 11/01/15	14,711
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
67,358	6.000%, 12/01/22	74,037
123,466	6.500%, 11/01/22	136,697
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
199,738	5.500%, 10/01/33	214,601
639,041	6.000%, 04/01/26 - 02/01/39	694,133
736,332	6.500%, 11/01/25 - 11/01/34	827,293
116,306	7.000%, 04/01/35	132,535
9,969	8.500%, 07/01/28	11,801
131,590	Federal Home Loan Mortgage Corp. Gold Pools, Other, 7.000%, 07/01/29	144,818
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
41,888	10.000%, 01/01/20 - 09/01/20	48,617
1,721	12.000%, 07/01/19	2,004
	Federal National Mortgage Association,
530,701	ARM, 2.044%, 01/01/35	549,608
3,224	ARM, 2.114%, 03/01/19	3,331
119,500	ARM, 2.477%, 05/01/35	125,136
43,260	ARM, 2.562%, 04/01/34	45,249
151,149	ARM, 2.605%, 07/01/33	158,033
133,314	ARM, 2.638%, 04/01/33	138,948
162,613	ARM, 2.663%, 10/01/34	169,787
126,719	ARM, 2.806%, 01/01/34	132,070
205,265	ARM, 3.787%, 08/01/34	214,871
9,369	ARM, 4.020%, 03/01/29	9,602
296,127	5.500%, 04/01/38	314,383
	Federal National Mortgage Association, 15 Year, Single Family,
293,092	3.500%, 09/01/18 - 05/01/19	303,625
56,620	4.000%, 07/01/18	59,106

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

431,457	4.500%, 07/01/18 - 05/01/23	453,983
40,001	5.000%, 06/01/18	42,832
482,214	5.500%, 04/01/22	518,805
344,196	6.000%, 04/01/13 - 09/01/22	375,130
121,878	6.500%, 11/01/11 - 08/01/20	133,294
44,344	8.000%, 11/01/12 - 01/01/16	45,608
	Federal National Mortgage Association, 20 Year, Single Family,
153,192	4.500%, 01/01/25	161,273
822,421	5.000%, 11/01/23	875,801
220,773	6.500%, 03/01/19 - 12/01/22	243,223
	Federal National Mortgage Association, 30 Year, FHA/VA,
47,046	8.500%, 10/01/26 - 06/01/30	54,451
92,850	9.000%, 04/01/25	108,940
	Federal National Mortgage Association, 30 Year, Single Family,
341,003	3.000%, 09/01/31	314,382
489,383	4.500%, 04/01/38 - 05/01/39	502,821
412,180	5.000%, 09/01/35	435,169
228,984	5.500%, 01/01/38 - 06/01/38	245,158
227,382	6.000%, 01/01/29 - 03/01/33	251,103
1,143,430	6.500%, 09/01/25 - 11/01/36	1,277,627
5,857	7.000%, 08/01/32	6,679
48,419	7.500%, 03/01/30 - 08/01/30	55,564
188,858	8.000%, 03/01/27 - 11/01/28	217,846
	Federal National Mortgage Association, Other,
128,626	4.000%, 09/01/13	131,826
188,320	4.500%, 11/01/14	200,035
137,557	5.500%, 09/01/33	148,272
157,021	6.000%, 09/01/28	173,182
224,400	6.500%, 10/01/35	249,216
26,267	7.500%, 02/01/13	28,104
18,105	8.500%, 08/01/27	21,013
	Government National Mortgage Association II, 30 Year, Single Family,
5,580	7.500%, 12/20/26	6,411
108,574	8.000%, 11/20/26 - 01/20/27	127,619
3,758	8.500%, 05/20/25	4,486
	Government National Mortgage Association II, Other,
787,387	ARM, 2.500%, 07/20/34 - 09/20/34	806,164
22,715	Government National Mortgage Association, 15 Year, Single Family, 8.000%, 01/15/16	24,703

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	21

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — continued
	Government National Mortgage Association, 30 Year, Single Family,
240,509	6.000%, 05/15/37 - 10/15/38	265,722
286,528	6.500%, 03/15/28 - 12/15/38	323,348
48,312	7.000%, 12/15/25 - 06/15/33	55,512
25,382	7.500%, 05/15/23 - 09/15/28	29,285
30,016	8.000%, 09/15/22 - 10/15/27	35,413
9,894	9.000%, 11/15/24	11,541
325,491	9.500%, 10/15/24	400,436

	Total Mortgage Pass-Through Securities (Cost $14,379,756)	15,254,593

Municipal Bonds — 0.1%
	Illinois — 0.0% (g)
160,000	State of Illinois, Taxable Pension, Series 2003, GO, 5.100%, 06/01/33	120,400

	New York — 0.1%
30,000	New York State Dormitory Authority, Build America Bonds, Rev., 5.600%, 03/15/40	28,913
130,000	Port Authority of New York & New Jersey, Taxable Construction 164th, Rev., 5.647%, 11/01/40	124,531

		153,444

	Total Municipal Bonds (Cost $319,210)	273,844

Supranational — 0.0% (g)
50,000	Corp. Andina de Fomento, 5.200%, 05/21/13 (Cost $49,940)	54,087

U.S. Government Agency Securities — 9.8%
	Federal Home Loan Mortgage Corp.,
30,000	4.875%, 06/13/18	33,550
125,000	5.125%, 10/18/16	141,774
	Federal National Mortgage Association,
3,000,000	Zero Coupon, 10/09/19	1,894,269
495,000	2.750%, 03/13/14	517,381
150,000	4.875%, 12/15/16	168,158
6,000,000	Federal National Mortgage Association Interest STRIPS, 09/23/20	4,011,270
630,000	Federal National Mortgage Association Principal STRIPS, 03/23/28	272,562
	Financing Corp., Principal STRIPS,
2,000,000	11/02/18	1,539,006
8,000,000	12/06/18	6,122,968
100,000	09/26/19	72,921
4,000,000	Residual Funding Corp., Principal Strip, 07/15/20	2,795,320

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Resolution Funding Corp. Interest STRIPS,
1,000,000	10/15/17	812,726
2,000,000	01/15/20	1,437,506
33,000	Tennessee Valley Authority, 4.625%, 09/15/60	30,867
5,000,000	Tennessee Valley Authority STRIPS, 07/15/16	4,222,815

	Total U.S. Government Agency Securities (Cost $19,914,714)	24,073,093

U.S. Treasury Obligations — 16.6%
	U.S. Treasury Bonds,
415,000	4.375%, 02/15/38	419,409
75,000	4.500%, 05/15/38	77,274
230,000	5.000%, 05/15/37	256,630
10,000	6.375%, 08/15/27	12,869
150,000	6.750%, 08/15/26	199,172
80,000	7.250%, 08/15/22	108,150
100,000	7.500%, 11/15/16	128,523
250,000	8.000%, 11/15/21	353,594
396,000	8.125%, 08/15/19	551,708
1,255,000	8.875%, 08/15/17	1,743,273
563,000	8.875%, 02/15/19	809,840
	U.S. Treasury Bonds STRIPS,
2,500,000	08/15/14	2,374,088
2,000,000	11/15/14	1,883,512
1,750,000	02/15/15	1,631,800
500,000	05/15/15	462,047
180,000	08/15/15	164,748
4,715,000	11/15/15	4,268,853
3,300,000	02/15/16 (m)	2,957,067
1,615,000	05/15/16	1,431,281
1,925,000	08/15/16	1,683,216
3,050,000	11/15/16	2,638,613
825,000	02/15/17	705,058
1,798,000	05/15/17	1,523,985
1,827,000	08/15/17	1,526,734
2,900,000	11/15/17	2,395,133
50,000	02/15/18	40,834
270,000	02/15/19	210,746
280,000	02/15/19	217,836
100,000	05/15/19	76,762
400,000	08/15/19	302,854
10,000,000	05/15/20	7,255,950
50,000	05/15/20	36,113
300,000	11/15/21	198,392
10,000	11/15/24	5,568

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Treasury Obligations — continued
100,000	05/15/26	50,925
200,000	11/15/27	93,782
200,000	02/15/30	83,621
50,000	11/15/32	18,252
50,000	02/15/35	16,316
300,000	U.S. Treasury Inflation Indexed Bonds, 3.625%, 04/15/28	523,665
170,000	U.S. Treasury Inflation Indexed Notes, 1.375%, 07/15/18	181,702
	U.S. Treasury Notes,
10,000	1.500%, 12/31/13	10,144
212,000	3.125%, 05/15/19	214,236
200,000	3.250%, 12/31/16	209,500
545,000	4.750%, 08/15/17	618,021

	Total U.S. Treasury Obligations (Cost $36,658,899)	40,671,796

SHARES		VALUE($)

Short-Term Investment — 1.0%
	Investment Company — 1.0%
2,600,815	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (Cost $2,600,815)	2,600,815

	Total Investments — 99.7% (Cost $228,858,852)	245,030,747
	Other Assets in Excess of Liabilities — 0.3%	666,159

	NET ASSETS — 100.0%	$245,696,906

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	23

JPMorgan Insurance Trust Core Bond Portfolio

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010

ARM	— Adjustable Rate Mortgage
CMO	— Collateralized Mortgage Obligation
ESOP	— Employee Stock Ownership Program
FHA	— Federal Housing Administration
GMAC	— General Motors Acceptance Corp.
GO	— General Obligation
HB

—  High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of December 31, 2010. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REMICS	— Real Estate Mortgage Investment Conduits
Rev.	— Revenue
STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of December 31, 2010.
VA	— Veterans Administration
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2010.
(~)

—  Securities are guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program (TLGP). Under this program, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest. The expiration of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The portfolio owns fair valued securities with a value of approximately $347,177 which amounts to 0.1% of total investments.

(g)	— Amount rounds to less than 0.1%.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of December 31, 2010.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2010

Core Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$242,429,932
Investments in affiliates, at value	2,600,815

Total investment securities, at value	245,030,747
Receivables:
Investment securities sold	29,994
Portfolio shares sold	1,067
Interest and dividends	1,284,430
Other assets	20,164

Total Assets	246,366,402

LIABILITIES:
Payables:
Due to custodian	115
Investment securities purchased	51,622
Portfolio shares redeemed	407,743
Accrued liabilities:
Investment advisory fees	73,859
Administration fees	22,484
Distribution fees	4
Custodian and accounting fees	32,443
Trustees’ and Chief Compliance Officer’s fees	691
Printing & Postage fees	47,946
Other	32,589

Total Liabilities	669,496

Net Assets	$245,696,906

NET ASSETS:
Paid in capital	$223,545,769
Accumulated undistributed net investment income	13,310,190
Accumulated net realized gains (losses)	(7,330,948)
Net unrealized appreciation (depreciation)	16,171,895

Total Net Assets	$245,696,906

NET ASSETS:
Class 1	$245,677,262
Class 2	19,644

Total	$245,696,906

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value):
Class 1	21,296,287
Class 2	1,707

Net asset value, offering and redemption price per share:
Class 1	$11.54
Class 2	11.51

Cost of investments in non-affiliates	$226,258,037
Cost of investments in affiliates	2,600,815

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	25

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

Core Bond Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$14,882,433
Interest income from affiliates	1,002
Dividend income from affiliates	5,272
Income from securities lending (net)	5,255

Total investment income	14,893,962

EXPENSES:
Investment advisory fees	1,053,559
Administration fees	244,122
Distribution fees:
Class 2	48
Custodian and accounting fees	117,664
Interest expense to affiliates	114
Professional fees	79,933
Trustees’ and Chief Compliance Officer’s fees	2,829
Printing and mailing costs	102,173
Transfer agent fees	980
Other	44,025

Total expenses	1,645,447

Less amounts waived	(76,851)
Less earnings credits	(3)

Net expenses	1,568,593

Net investment income (loss)	13,325,369

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	916,809
Investments in affiliates	7,019

Net realized gain (loss)	923,828

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	9,284,251
Investments in affiliates	(7,321)

Change in net unrealized appreciation (depreciation)	9,276,930

Net realized/unrealized gains (losses)	10,200,758

Change in net assets resulting from operations	$23,526,127

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Core Bond Portfolio
	Year Ended 12/31/2010	Year Ended 12/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13,325,369	$12,775,997
Net realized gain (loss)	923,828	1,897,428
Change in net unrealized appreciation (depreciation)	9,276,930	5,921,438

Change in net assets resulting from operations	23,526,127	20,594,863

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(10,410,679)	(11,227,796)
Class 2
From net investment income	(689)	(1,375)

Total distributions to shareholders	(10,411,368)	(11,229,171)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(30,994,509)	108,389,117

NET ASSETS :
Change in net assets	(17,879,750)	117,754,809
Beginning of period	263,576,656	145,821,847

End of period	$245,696,906	$263,576,656

Accumulated undistributed net investment income	$13,310,190	$10,396,189

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$26,030,552	$25,667,934
Net assets acquired in tax-free reorganization (Note 8)	—	136,857,605
Dividends and distributions reinvested	10,410,679	11,227,796
Cost of shares redeemed	(67,436,429)	(65,365,593)

Change in net assets from Class 1 capital transactions	$(30,995,198)	$108,387,742

Class 2
Dividends and distributions reinvested	689	1,375

Change in net assets from Class 2 capital transactions	$689	$1,375

Total change in net assets from capital transactions	$(30,994,509)	$108,389,117

SHARE TRANSACTIONS:
Class 1
Issued	2,294,097	2,395,142
Shares issued in connection with Portfolio reorganization (Note 8)	—	13,237,675
Reinvested	957,744	1,087,965
Redeemed	(5,939,474)	(6,063,725)

Change in Class 1 Shares	(2,687,633)	10,657,057

Class 2
Reinvested	63	133

Change in Class 2 Shares	63	133

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	27

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Core Bond Portfolio
Class 1
Year Ended December 31, 2010	$10.99	$0.57	(e)	$0.42	$0.99	$(0.44)	$11.54
Year Ended December 31, 2009	10.94	0.61	(e)	0.38	0.99	(0.94)	10.99
Year Ended December 31, 2008	11.41	0.56	(e)	(0.41)	0.15	(0.62)	10.94
Year Ended December 31, 2007	11.30	0.51	(e)	0.17	0.68	(0.57)	11.41
Year Ended December 31, 2006	11.26	0.54		(0.08)	0.46	(0.42)	11.30

Class 2
Year Ended December 31, 2010	10.97	0.54	(e)	0.42	0.96	(0.42)	11.51
Year Ended December 31, 2009	10.92	0.59	(e)	0.37	0.96	(0.91)	10.97
Year Ended December 31, 2008	11.38	0.54	(e)	(0.41)	0.13	(0.59)	10.92
Year Ended December 31, 2007	11.29	0.49	(e)	0.16	0.65	(0.56)	11.38
August 16, 2006(f) through December 31, 2006	11.00	0.18		0.11	0.29	—	11.29

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

9.24%	$245,677	0.60%	5.06%	0.62%	10%
9.65	263,559	0.59	5.63	0.67	17
1.31	145,805	0.60	5.04	0.63	3
6.21	191,762	0.60	4.62	0.65	4
4.23	252,140	0.65	4.52	0.70	13

8.97	20	0.85	4.80	0.88	10
9.32	18	0.84	5.47	0.92	17
1.15	17	0.85	4.83	0.87	3
5.93	16	0.85	4.36	0.91	4
2.64	15	0.84	4.29	0.87	13

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	29

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Core Bond Portfolio	Class 1 and Class 2	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$2,810,474	$—	$2,810,474
Collateralized Mortgage Obligations	—	120,264,810	243,052	120,507,862
Commercial Mortgage-Backed Securities	—	4,149,572	—	4,149,572
Corporate Bonds
Consumer Discretionary	—	2,554,657	—	2,554,657
Consumer Staples	—	1,254,363	—	1,254,363
Energy	—	1,026,368	—	1,026,368
Financials	—	20,181,276	104,125	20,285,401
Health Care	—	402,106	—	402,106
Industrials	—	988,270	—	988,270
Information Technology	—	1,408,863	—	1,408,863
Materials	—	930,050	—	930,050
Telecommunication Services	—	2,563,617	—	2,563,617
Utilities	—	2,823,112	—	2,823,112

Total Corporate Bonds	—	34,132,682	104,125	34,236,807

Foreign Government Securities	—	397,804	—	397,804
Mortgage Pass-Through Securities	—	15,254,593	—	15,254,593
Municipal Bonds	—	273,844	—	273,844
Supranational	—	54,087	—	54,087
U.S. Government Agency Securities	—	24,073,093	—	24,073,093
U.S. Treasury Obligations	—	40,671,796	—	40,671,796
Short-Term Investment
Investment Company	2,600,815	—	—	2,600,815

Total Investments in Securities	$2,600,815	$242,082,755	$347,177	$245,030,747

There were no transfers between Levels 1 and 2 during the year ended December 31, 2010.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 12/31/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Net purchases (sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/10
Investments in Securities
Collateralized Mortgage Obligation	$—	$—	$(2,254)	$(153)	$(11,992)	$257,451	$—	$243,052
Corporate Bonds Financials	—	—	30,625	—	—	73,500	—	104,125

Total	$—	$—	$28,371	$(153)	$(11,992)	$330,951	$—	$347,177

Transfers into and out of Level 3 are valued using values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at December 31, 2010, which were valued using significant unobservable inputs (Level 3) amounted to approximately $28,371. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to,

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	31

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (continued)

repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of December 31, 2010:

Value	Percentage
$347,177	0.1%

C. Transactions with Affiliates — An issuer which is under common control with the Portfolio may be considered to be an affiliate. For the purposes of the report, the Portfolio assumes the following to be affiliated issuers:

	For the year ended December 31, 2010
	Value at December 31, 2009	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend/ Interest Income	Shares at December 31, 2010	Value at December 31, 2010
Bear Stearns Cos., LLC (The), 5.70%, 11/15/14*	$88,027	—	$87,725	$7,019	$1,002	$—	$—
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	6,166,307	57,502,976	61,068,468	—	5,272	2,600,815	2,600,815
JPMorgan Prime Money Market Fund, Capital Class Shares**	2,860,200	21,703,524	24,563,724	—	9,595	—	—

Total	$9,114,534			$7,019	$15,869		$2,600,815

*	Security was purchased prior to its affiliation with JPMorgan Chase & Co.
**	Represents investment of cash collateral related to securities on loan, as described in Note 2.D. Dividend income earned from this investment is included in, and represents a significant portion of, Income from securities lending (net) in the Statement of Operations.

D. Securities Lending — The Portfolio may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent for the Portfolio pursuant to an Amended and Restated Securities Lending Agreement effective February 9, 2010 (“Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Liquid Assets Money Market Fund. The Portfolio also holds approved instruments in variable and floating rate instruments and asset-backed securities that were made prior to February 9, 2010. Upon termination of a loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations. For the year ended December 31, 2010, the Portfolio earned $6,184 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest, and 105% of the value of loaned non-dollar-denominated securities, plus accrued interest. The Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% and 105% of the value of loaned U.S. dollar-denominated and non-dollar-denominated securities, respectively, subject to certain de minimis guidelines.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the SOI. At December 31, 2010, there were no outstanding securities on loan.

The Portfolio bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments decline below the amount owed to a borrower, a Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund in the amount of $3,411. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

Under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar-denominated securities outstanding during a given month.

The Portfolio incurred lending agent fees to JPMCB in the amount of $1,146 for the year ended December 31, 2010.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Portfolio’s policy to reserve assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

G. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Portfolio. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.40%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2010, the annual effective rate was 0.09% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	33

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (continued)

custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The contractual expense limitation agreements were in effect for the year ended December 31, 2010. The contractual expense limitation percentages in the table above are in place until at least April 30, 2011. In addition, the Portfolio’s service providers have voluntarily waived fees during the period ended December 31, 2010. However, the Portfolio’s service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended December 31, 2010, the Advisor contractually waived fees for the Portfolio in the amount of $50,763. Additionally, for the year ended December 31, 2010, the Advisor voluntarily waived fees for the Portfolio in the amount of $17,095. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended December 31, 2010 (excluding the waiver disclosed in Note 2.D. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) was $8,993.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2010, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2010, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2010, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$18,035,882	$39,916,222	$8,470,796	$12,520,710

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2010, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$228,861,319	$21,281,407	$5,111,979	$16,169,428

34	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sales loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Total Distributions Paid From:	Total Distributions Paid
Ordinary Income
$10,411,368	$10,411,368

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Total Distributions Paid From:	Total Distributions Paid
Ordinary Income
$11,229,171	$11,229,171

At December 31, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$13,320,899	$(7,322,735)	$16,169,428

The cumulative timing differences primarily consist of trustee deferred compensation, straddle loss deferrals and wash sale loss deferrals.

As of December 31, 2010, the Portfolio had the following net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

Expires
2014*	2015*	2016*	Total
$65,062	$1,816,799	$5,440,874	$7,322,735

*	The 2014, 2015 and 2016 amounts include $65,062, $1,816,799 and $5,440,874 respectively, of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenues Code Section 381-384.

During the year ended December 31, 2010, the Portfolio utilized capital loss carryforwards of $914,844.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Portfolio had no borrowings outstanding from another portfolio or from the unsecured, uncommitted credit facility at December 31, 2010, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another portfolio or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	35

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (continued)

The Portfolio is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Portfolio such as swap and option contracts, credit-linked notes and TBA securities.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to the risk that should the Portfolio decide to sell an illiquid investment when a ready buyer is not available at a price the Portfolio deems representative of its value, the value of the Portfolio’s net assets could be adversely affected.

8. Business Combinations

In November, 2008, the Boards of Trustees of the Trust and J.P. Morgan Series Trust II approved management’s proposal to merge JPMorgan Bond Portfolio (a “Target Portfolio”) into JPMorgan Insurance Trust Core Bond Portfolio (the “Acquiring Portfolio”). Additionally, on November 12, 2008, the Board of Trustees of JPMorgan Insurance Trust approved management’s proposal to merge JPMorgan Insurance Trust Government Bond Portfolio (a “Target Portfolio” and together with JPMorgan Bond Portfolio, the “Target Portfolios”) into the Acquiring Portfolio. The Agreements and Plans of Reorganization, with respect to the Target Portfolios were each approved by the Target Portfolios’ respective shareholders at a combined special meeting of shareholders held on April 1, 2009. The purpose of the transaction was to combine three portfolios with comparable investment objectives and strategies. The reorganizations were effective after the close of business April 24, 2009. The Acquiring Portfolio acquired all of the assets and liabilities of the corresponding Target Portfolios as shown in the table below. The transactions were structured to qualify as tax-free reorganizations under the Code. Pursuant to the Agreements and Plans of Reorganization, shareholders of JPMorgan Bond Portfolio and JPMorgan Insurance Trust Government Bond Portfolio received 0.761 and 1.051 Class 1 shares, respectively, in the Acquiring Portfolio in exchange for each share held in the Target Portfolios as of the close of business on date of the reorganizations. The investment portfolios of JPMorgan Bond Portfolio and JPMorgan Insurance Trust Government Bond Portfolio, with fair values of $31,142,175 and $113,234,289, respectively, and identified costs of $32,558,672 and $104,650,605, respectively, as of the date of the reorganization, were the principal assets acquired by the Acquiring Portfolio. For financial statement purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Target Portfolios were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganizations:

	Share Outstanding	Net Assets	Net Assets Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Portfolios
JPMorgan Bond Portfolio	2,920,466	$22,972,703	$7.87	$(1,416,497)
JPMorgan Insurance Trust Government Bond Portfolio
Class 1	10,484,527	113,884,902	10.86	8,583,684

Acquiring Portfolio
JPMorgan Insurance Trust Core Bond Portfolio				(6,137,220)
Class 1	12,927,764	133,653,452	10.34
Class 2	1,644	16,995	10.34

Post Reorganization
JPMorgan Insurance Trust Core Bond Portfolio				1,029,967
Class 1	26,165,439	270,511,057	10.34
Class 2	1,644	16,995	10.34

36	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Core Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Core Bond Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the "Portfolio") at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 17, 2011

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	37

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	145	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	145	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	145	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	145	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	145	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	145	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	145	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	145	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	145	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

38	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	145	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	145	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	145	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	145	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (145 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with subadvisers to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	39

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Michael J. Tansley (1964), Controller (2008)	Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase,
Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003-2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

40	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2010, and continued to hold your shares at the end of the reporting period, December 31, 2010.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During July 1, 2010 to December 31, 2010*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,023.00	$3.06	0.60%
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class 2
Actual	$1,000.00	$1,021.30	$4.33	0.85%
Hypothetical	1,000.00	1,020.92	4.33	0.85

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	41

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2010, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 18, 2010.

JPMorgan Investment Advisors Inc. (“JPMIA”) served as the investment adviser to the Portfolio until January 1, 2010, when its investment advisory business was transferred to the Advisor, which became the investment adviser for the Portfolio. The appointment of the Advisor did not change the Portfolio’s portfolio management team or investment strategies, the investment advisory fees charged to the Portfolio or the terms of the Portfolio’s investment advisory agreements (other than the name of the investment adviser).

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor (including applicable information relating to JPMIA prior to January 1, 2010), on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Portfolio’s performance compared to the performance of the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to enhancements to the Advisor’s risk governance model in light of recent market turbulence and reports showing that the Advisor has consistently complied with the investment policies and restrictions of the Portfolio. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the

42	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Portfolio, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for the Portfolio.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Advisor, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the J.P. Morgan Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting, securities lending and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	43

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the second, third and second quintiles for Class 1 shares for the one-, three-, and five-year periods ended December 31, 2009, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that they were satisfied with the Advisor’s analysis of the Portfolio’s performance.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the first quintile, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

44	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

TAX LETTER

(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolios’ income and distributions for the taxable year ended December 31, 2010. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2010. The information necessary to complete your income tax returns for the calendar year ending December 31, 2010 will be received under separate cover.

Treasury Income

The Portfolio earned 16.08% of its income from direct U.S.Treasury Obligations for the fiscal year ended December 31, 2010.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	45

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. December 2010.	AN-JPMITCBP-1210

Annual Report

JPMorgan Insurance Trust

December 31, 2010

JPMorgan Insurance Trust Equity Index Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE This material must be preceded or accompanied by a current prospectus.

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

CEO’s LETTER

JANUARY 20, 2011 (Unaudited)

Dear Shareholder:

It’s only natural for investors to try to ring in the new year with some degree of optimism. Last year, for example, as we slowly emerged from the global financial crisis, we welcomed some encouraging signs that a modest economic recovery was beginning. Today, although the economy can hardly be described as robust, we continue to see signs of improvement.

“Today, although the economy can hardly be described as robust, we continue to see signs of improvement.”

Despite volatility, equities turn in double-digit performance

Investors kicked off 2010 by reacting positively to two consecutive quarters of positive earnings reports. However, this optimism was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction in the middle of 2010.

After experiencing a period of volatility towards the end of the summer, the markets finished the year strongly and posted a second year of double digit returns. Investors were encouraged by improved economic expectations and job growth, as well as the combination of the Federal Reserve’s (the “Fed”) launch of quantitative easing (QE2) and Congress’ extension of the Bush-era tax cuts. As of the 12-month reporting period ended December 31, 2010, the S&P 500 had reached a level of 1,258, an increase of 15.1% from a year prior.

Small and mid cap stocks lead style categories

Small and mid cap stocks led the style categories over the 12 month period ended December 31, 2010 (the Russell 2000 Index returned 26.9% and the Russell Mid Cap Index returned 25.5% compared to 16.1% as measured by the Russell 1000 Index). Overall, growth stocks fared better than value in the small cap, mid cap and large cap space. The Russell 1000 Growth Index returned 16.7% for the 12-month reporting period, compared to 15.5% for the Russell 1000 Value Index. With regard to mid cap stocks, the Russell Midcap Growth Index returned 26.4%, while the Russell Midcap Value Index returned 24.8%. In the small cap segment, the Russell 2000 Growth Index outpaced the Russell 2000 Value Index, with a return of 29.1%, compared to 24.5%, as of the end of the 12-month period.

Treasuries move higher, pushing yields to historic lows

As investors continued to move into the relative safety of fixed income, yields trended lower, often to historical levels, for most of 2010. Yet, as the year drew to a close, investors began to seek out riskier assets, causing yields to spike sharply. As of the end of the 12-month period ended December 31, 2010, the yields on the benchmark 10-year U.S. Treasury bond declined from 3.9% to 3.3%. Yields on the 30-year U.S. Treasury bond slid from 4.6% to 4.3% as of the end of the period, and the two-year U.S. Treasury note dipped from 1.1% to 0.6%.

In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 6.5%, while the Barclays Capital High Yield Index returned 15.1%, and the Barclays Capital Emerging Markets Index returned 12.8% for the 12-month period ended December 31, 2010.

The pace of recovery

Despite last year’s stock market gains, the economy continues to send mixed signals about the recovery. On the one hand, we are encouraged that gross domestic product (GDP) continues to grow and that corporate earnings continue to exceed estimates. On the other hand, we are discouraged by the fact the economy continues to be restrained by state and local government cutbacks, sluggish job growth, and a hibernating home building industry. Against this backdrop, it makes sense for investors to maintain a balanced approach, as while some aspects of the economy appear to be improving, other aspects continue to struggle, and as of this writing, remain quite unpredictable.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Equity Index Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	14.41%
S&P 500 Index	15.06%

Net Assets as of 12/31/2010	$78,874,043

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Equity Index Portfolio (the “Portfolio”) seeks investment results that correspond to the aggregate price and dividend performance of securities in the S&P 500 Index.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended December 31, 2010. This was consistent with its indexing strategy and investment objective, as the Portfolio looks to generate returns that are comparable to that of the Benchmark.

Stock markets in most parts of the world rose for first quarter of 2010, maintaining the upward momentum they enjoyed after the March 2009 market bottom. Stock prices declined in the second quarter of 2010 as risk aversion returned in April amid concerns about the threat of systemic fallout from Europe’s debt crisis. However, stocks recovered during the third and fourth quarters of 2010 on strong corporate earnings, better-than-expected economic data, a return of merger and acquisition activity and accommodative policies from the U.S. Federal Reserve and the Bank of Japan. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut.

U.S. equities, as measured by the S&P 500 Index, returned 15.06% for the twelve months ended December 31, 2010. Among U.S. stocks, small- and mid-cap stocks outperformed large-cap stocks, while growth stocks outperformed value stocks across all asset classes during the reporting period.

All sectors in the Benchmark produced positive returns during the twelve-month period. The health care and utilities sectors were the worst relative performers, while the industrials and consumer discretionary sectors produced the strongest returns.

HOW WAS THE PORTFOLIO POSITIONED?

The Portfolio was managed in strict conformity with a full replication index strategy and aimed to hold the same stocks in nearly the same proportions as those found in the Benchmark. The Portfolio was generally 100% invested and used index futures contracts to manage daily cash flows and maintain market exposure in line with the Benchmark. The transaction costs associated with implementing the strategy were minimized to lessen their impact on performance. Regardless of the market outlook, the Portfolio’s strategy did not change, as it continued to follow the full-replication index strategy with limited active risk compared to the Benchmark.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Exxon Mobil Corp.	3.2%
2.	Apple, Inc.	2.6
3.	Microsoft Corp.	1.8
4.	General Electric Co.	1.7
5.	Chevron Corp.	1.6
6.	International Business Machines Corp.	1.6
7.	Procter & Gamble Co. (The)	1.6
8.	AT&T, Inc.	1.5
9.	Johnson & Johnson	1.5
10.	JPMorgan Chase & Co.*****	1.4

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	18.5%
Financials	16.0
Energy	12.0
Industrials	10.9
Health Care	10.8
Consumer Discretionary	10.6
Consumer Staples	10.6
Materials	3.7
Utilities	3.2
Telecommunication Services	3.1
Short-Term Investments	0.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor, and is in no way affiliated with the Portfolio.
****	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Portfolio’s composition is subject to change.
*****	Investment in affiliate. This security is included in an index in which the Portfolio, as an index fund, invests.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Equity Index Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	5/01/98	14.41%	1.96%	1.00%

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the Class 1 Shares of the JPMorgan Insurance Trust Equity Index Portfolio, the S&P 500 Index and the Lipper Variable Underlying Funds S&P 500 Funds Index from December 31, 2000 to December 31, 2010. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds S&P 500 Funds Index

includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds S&P 500 Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE ($)

Common Stocks — 97.7%
	Consumer Discretionary — 10.4%
	Auto Components — 0.3%
1,637	Goodyear Tire & Rubber Co. (The) (a)	19,398
4,545	Johnson Controls, Inc.	173,619

		193,017

	Automobiles — 0.6%
25,250	Ford Motor Co. (a)	423,948
1,588	Harley-Davidson, Inc. (c)	55,056

		479,004

	Distributors — 0.1%
1,062	Genuine Parts Co.	54,523

	Diversified Consumer Services — 0.1%
857	Apollo Group, Inc., Class A (a)	33,843
421	DeVry, Inc.	20,199
2,079	H&R Block, Inc. (c)	24,761

		78,803

	Hotels, Restaurants & Leisure — 1.7%
2,902	Carnival Corp.	133,811
932	Darden Restaurants, Inc.	43,282
2,009	International Game Technology	35,539
1,940	Marriott International, Inc., Class A	80,588
7,120	McDonald’s Corp.	546,531
4,994	Starbucks Corp.	160,457
1,285	Starwood Hotels & Resorts Worldwide, Inc. (c)	78,102
1,179	Wyndham Worldwide Corp.	35,323
510	Wynn Resorts Ltd. (c)	52,959
3,158	Yum! Brands, Inc.	154,900

		1,321,492

	Household Durables — 0.4%
1,891	D.R. Horton, Inc.	22,560
1,029	Fortune Brands, Inc.	61,997
469	Harman International Industries, Inc. (a)	21,715
986	Leggett & Platt, Inc.	22,441
1,072	Lennar Corp., Class A	20,100
1,956	Newell Rubbermaid, Inc.	35,560
2,267	Pulte Group, Inc. (a) (c)	17,048
1,118	Stanley Black & Decker, Inc.	74,761
512	Whirlpool Corp.	45,481

		321,663

	Internet & Catalog Retail — 0.8%
2,390	Amazon.com, Inc. (a)	430,200
1,363	Expedia, Inc.	34,198
292	NetFlix, Inc. (a)	51,304

SHARES	SECURITY DESCRIPTION	VALUE ($)

	Internet & Catalog Retail — continued
331	priceline.com, Inc. (a)	132,251

		647,953

	Leisure Equipment & Products — 0.1%
918	Hasbro, Inc.	43,311
2,418	Mattel, Inc.	61,490

		104,801

	Media — 3.1%
1,617	Cablevision Systems Corp., Class A	54,719
4,588	CBS Corp., Class B	87,401
18,804	Comcast Corp., Class A	413,124
5,619	DIRECTV, Class A (a)	224,367
1,916	Discovery Communications, Inc., Class A (a)	79,897
1,612	Gannett Co., Inc.	24,325
3,293	Interpublic Group of Cos., Inc. (The) (a)	34,972
2,069	McGraw-Hill Cos., Inc. (The)	75,332
246	Meredith Corp. (c)	8,524
15,390	News Corp., Class A	224,078
2,030	Omnicom Group, Inc.	92,974
607	Scripps Networks Interactive, Inc., Class A	31,412
2,397	Time Warner Cable, Inc.	158,274
7,476	Time Warner, Inc.	240,503
4,075	Viacom, Inc., Class B	161,411
12,761	Walt Disney Co. (The)	478,665
37	Washington Post Co. (The), Class B	16,262

		2,406,240

	Multiline Retail — 0.8%
509	Big Lots, Inc. (a)	15,504
848	Family Dollar Stores, Inc.	42,154
1,594	J.C. Penney Co., Inc.	51,502
1,997	Kohl’s Corp. (a)	108,517
2,854	Macy’s, Inc.	72,206
1,135	Nordstrom, Inc.	48,101
297	Sears Holdings Corp. (a) (c)	21,904
4,772	Target Corp.	286,941

		646,829

	Specialty Retail — 1.9%
592	Abercrombie & Fitch Co., Class A	34,117
429	AutoNation, Inc. (a)	12,098
184	AutoZone, Inc. (a)	50,157
1,746	Bed Bath & Beyond, Inc. (a)	85,816
2,225	Best Buy Co., Inc.	76,295
1,515	CarMax, Inc. (a)	48,298
1,020	GameStop Corp., Class A (a)	23,338
2,961	Gap, Inc. (The)	65,556

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (continued)

SHARES	SECURITY DESCRIPTION	VALUE ($)

Common Stocks — continued
	Specialty Retail — continued
11,045	Home Depot, Inc.	387,238
1,782	Limited Brands, Inc.	54,761
9,301	Lowe’s Cos., Inc.	233,269
941	O’Reilly Automotive, Inc. (a)	56,855
767	RadioShack Corp.	14,182
812	Ross Stores, Inc.	51,359
4,874	Staples, Inc.	110,981
852	Tiffany & Co.	53,054
2,668	TJX Cos., Inc.	118,432
868	Urban Outfitters, Inc. (a)	31,083

		1,506,889

	Textiles, Apparel & Luxury Goods — 0.5%
1,997	Coach, Inc.	110,454
2,576	NIKE, Inc., Class B	220,042
435	Polo Ralph Lauren Corp.	48,250
585	V.F. Corp.	50,416

		429,162

	Total Consumer Discretionary	8,190,376

	Consumer Staples — 10.4%
	Beverages — 2.5%
700	Brown-Forman Corp., Class B	48,734
15,649	Coca-Cola Co. (The)	1,029,235
2,283	Coca-Cola Enterprises, Inc.	57,143
1,202	Constellation Brands, Inc., Class A (a)	26,624
1,531	Dr. Pepper Snapple Group, Inc.	53,830
1,066	Molson Coors Brewing Co., Class B	53,503
10,681	PepsiCo, Inc.	697,790

		1,966,859

	Food & Staples Retailing — 2.3%
2,913	Costco Wholesale Corp.	210,348
9,157	CVS Caremark Corp.	318,389
4,298	Kroger Co. (The)	96,103
2,512	Safeway, Inc.	56,495
1,430	SUPERVALU, Inc.	13,771
3,943	Sysco Corp.	115,924
6,239	Walgreen Co.	243,071
13,203	Wal-Mart Stores, Inc.	712,038
990	Whole Foods Market, Inc. (a)	50,084

		1,816,223

	Food Products — 1.7%
4,305	Archer-Daniels-Midland Co.	129,494
1,291	Campbell Soup Co. (c)	44,862
2,963	ConAgra Foods, Inc.	66,905

SHARES	SECURITY DESCRIPTION	VALUE ($)

	Food Products — continued
1,228	Dean Foods Co. (a)	10,855
4,315	General Mills, Inc.	153,571
2,162	H.J. Heinz Co.	106,933
1,042	Hershey Co. (The)	49,130
467	Hormel Foods Corp.	23,938
806	JM Smucker Co. (The)	52,914
1,713	Kellogg Co.	87,500
11,772	Kraft Foods, Inc., Class A	370,936
896	McCormick & Co., Inc. (Non-Voting)	41,691
1,379	Mead Johnson Nutrition Co.	85,843
4,308	Sara Lee Corp.	75,433
2,007	Tyson Foods, Inc., Class A	34,561

		1,334,566

	Household Products — 2.2%
939	Clorox Co.	59,420
3,253	Colgate-Palmolive Co.	261,444
2,748	Kimberly-Clark Corp.	173,234
18,865	Procter & Gamble Co. (The)	1,213,585

		1,707,683

	Personal Products — 0.2%
2,893	Avon Products, Inc.	84,071
765	Estee Lauder Cos., Inc. (The), Class A	61,735

		145,806

	Tobacco — 1.5%
14,071	Altria Group, Inc.	346,428
1,008	Lorillard, Inc.	82,716
12,228	Philip Morris International, Inc.	715,705
2,279	Reynolds American, Inc.	74,341

		1,219,190

	Total Consumer Staples	8,190,327

	Energy — 11.7%
	Energy Equipment & Services — 2.1%
2,906	Baker Hughes, Inc.	166,136
1,635	Cameron International Corp. (a)	82,944
469	Diamond Offshore Drilling, Inc.	31,362
807	FMC Technologies, Inc. (a)	71,750
6,130	Halliburton Co.	250,288
714	Helmerich & Payne, Inc.	34,615
1,924	Nabors Industries Ltd., (Bermuda) (a)	45,137
2,828	National Oilwell Varco, Inc.	190,183
851	Rowan Cos., Inc. (a)	29,708
9,196	Schlumberger Ltd.	767,866

		1,669,989

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE ($)

Common Stocks — continued
	Oil, Gas & Consumable Fuels — 9.6%
3,340	Anadarko Petroleum Corp.	254,374
2,575	Apache Corp.	307,017
701	Cabot Oil & Gas Corp.	26,533
4,407	Chesapeake Energy Corp.	114,185
13,563	Chevron Corp.	1,237,624
9,902	ConocoPhillips	674,326
1,522	Consol Energy, Inc.	74,182
2,693	Denbury Resources, Inc. (a)	51,409
2,910	Devon Energy Corp.	228,464
4,746	El Paso Corp.	65,305
1,712	EOG Resources, Inc.	156,494
1,005	EQT Corp.	45,064
33,984	Exxon Mobil Corp.	2,484,910
2,022	Hess Corp.	154,764
4,784	Marathon Oil Corp.	177,152
689	Massey Energy Co.	36,965
1,296	Murphy Oil Corp.	96,617
902	Newfield Exploration Co. (a)	65,043
1,180	Noble Energy, Inc.	101,574
5,477	Occidental Petroleum Corp.	537,294
1,817	Peabody Energy Corp.	116,252
782	Pioneer Natural Resources Co.	67,893
1,184	QEP Resources, Inc.	42,991
1,079	Range Resources Corp.	48,534
2,337	Southwestern Energy Co. (a)	87,474
4,368	Spectra Energy Corp.	109,156
813	Sunoco, Inc.	32,772
965	Tesoro Corp. (a)	17,891
3,816	Valero Energy Corp.	88,226
3,941	Williams Cos., Inc. (The)	97,422

		7,597,907

	Total Energy	9,267,896

	Financials — 15.7%
	Capital Markets — 2.5%
1,671	Ameriprise Financial, Inc.	96,166
8,359	Bank of New York Mellon Corp. (The)	252,442
6,683	Charles Schwab Corp. (The)	114,346
1,339	E*Trade Financial Corp. (a)	21,424
617	Federated Investors, Inc., Class B (c)	16,147
982	Franklin Resources, Inc.	109,208
3,446	Goldman Sachs Group, Inc. (The)	579,479
3,114	Invesco Ltd.	74,923
1,238	Janus Capital Group, Inc.	16,057
1,031	Legg Mason, Inc.	37,395
10,196	Morgan Stanley	277,433

SHARES	SECURITY DESCRIPTION	VALUE ($)

	Capital Markets — continued
1,632	Northern Trust Corp.	90,429
3,383	State Street Corp.	156,768
1,728	T. Rowe Price Group, Inc.	111,525

		1,953,742

	Commercial Banks — 2.9%
4,675	BB&T Corp. (c)	122,906
1,190	Comerica, Inc.	50,266
5,367	Fifth Third Bancorp	78,788
1,599	First Horizon National Corp. (a)	18,836
5,815	Huntington Bancshares, Inc.	39,949
5,934	KeyCorp	52,516
805	M&T Bank Corp.	70,075
3,558	Marshall & Ilsley Corp.	24,621
3,544	PNC Financial Services Group, Inc.	215,192
8,466	Regions Financial Corp.	59,262
3,369	SunTrust Banks, Inc.	99,419
12,928	U.S. Bancorp	348,668
35,373	Wells Fargo & Co.	1,096,209
1,200	Zions Bancorp	29,076

		2,305,783

	Consumer Finance — 0.7%
7,058	American Express Co.	302,930
3,079	Capital One Financial Corp.	131,042
3,670	Discover Financial Services	68,005
3,273	SLM Corp. (a)	41,207

		543,184

	Diversified Financial Services — 4.2%
67,968	Bank of America Corp.	906,693
195,780	Citigroup, Inc. (a)	926,039
452	CME Group, Inc.	145,431
493	IntercontinentalExchange, Inc. (a)	58,741
26,352	JPMorgan Chase & Co. (q)	1,117,852
1,328	Leucadia National Corp.	38,751
1,374	Moody’s Corp.	36,466
1,017	NASDAQ OMX Group, Inc. (The) (a)	24,113
1,759	NYSE Euronext	52,735

		3,306,821

	Insurance — 3.8%
2,287	ACE Ltd., (Switzerland)	142,366
3,176	Aflac, Inc.	179,222
3,628	Allstate Corp. (The)	115,661
943	American International Group, Inc. (a)	54,336
2,223	AON Corp.	102,280

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (continued)

SHARES	SECURITY DESCRIPTION	VALUE ($)

Common Stocks — continued
	Insurance — continued
718	Assurant, Inc.	27,657
11,662	Berkshire Hathaway, Inc., Class B (a)	934,243
2,055	Chubb Corp.	122,560
1,097	Cincinnati Financial Corp.	34,764
3,299	Genworth Financial, Inc., Class A (a)	43,349
2,996	Hartford Financial Services Group, Inc.	79,364
2,135	Lincoln National Corp.	59,374
2,132	Loews Corp.	82,956
3,663	Marsh & McLennan Cos., Inc.	100,146
6,107	MetLife, Inc.	271,395
2,159	Principal Financial Group, Inc.	70,297
4,472	Progressive Corp. (The)	88,859
3,271	Prudential Financial, Inc.	192,040
539	Torchmark Corp.	32,200
3,094	Travelers Cos., Inc. (The) (c)	172,367
2,137	Unum Group	51,758
2,178	XL Group plc, (Ireland)	47,524

		3,004,718

	Real Estate Investment Trusts (REITs) — 1.4%
789	Apartment Investment & Management Co., Class A	20,388
575	AvalonBay Communities, Inc.	64,716
944	Boston Properties, Inc.	81,279
1,917	Equity Residential	99,588
2,454	HCP, Inc.	90,283
978	Health Care REIT, Inc.	46,592
4,488	Host Hotels & Resorts, Inc.	80,201
2,735	Kimco Realty Corp.	49,339
1,090	Plum Creek Timber Co., Inc.	40,821
3,835	ProLogis	55,377
941	Public Storage	95,436
1,974	Simon Property Group, Inc.	196,393
1,059	Ventas, Inc.	55,576
1,096	Vornado Realty Trust	91,330
3,612	Weyerhaeuser Co.	68,375

		1,135,694

	Real Estate Management & Development — 0.1%
1,958	CB Richard Ellis Group, Inc., Class A (a)	40,100

	Thrifts & Mortgage Finance — 0.1%
3,549	Hudson City Bancorp, Inc.	45,214
2,487	People’s United Financial, Inc.	34,843

		80,057

	Total Financials	12,370,099

SHARES	SECURITY DESCRIPTION	VALUE ($)

	Health Care — 10.7%
	Biotechnology — 1.3%
6,368	Amgen, Inc. (a)	349,603
1,606	Biogen Idec, Inc. (a)	107,683
3,172	Celgene Corp. (a)	187,592
507	Cephalon, Inc. (a)	31,292
1,745	Genzyme Corp. (a)	124,244
5,472	Gilead Sciences, Inc. (a)	198,305

		998,719

	Health Care Equipment & Supplies — 1.5%
3,927	Baxter International, Inc.	198,785
1,549	Becton, Dickinson & Co.	130,922
10,244	Boston Scientific Corp. (a)	77,547
626	C.R. Bard, Inc.	57,448
1,502	CareFusion Corp. (a)	38,601
958	DENTSPLY International, Inc.	32,735
265	Intuitive Surgical, Inc. (a)	68,304
7,278	Medtronic, Inc.	269,941
2,311	St. Jude Medical, Inc. (a)	98,795
2,302	Stryker Corp.	123,617
802	Varian Medical Systems, Inc. (a)	55,563
1,330	Zimmer Holdings, Inc. (a)	71,394

		1,223,652

	Health Care Providers & Services — 1.9%
2,696	Aetna, Inc.	82,255
1,863	AmerisourceBergen Corp.	63,566
2,352	Cardinal Health, Inc.	90,105
1,826	CIGNA Corp.	66,941
1,001	Coventry Health Care, Inc. (a)	26,426
655	DaVita, Inc. (a)	45,516
3,552	Express Scripts, Inc. (a)	191,986
1,135	Humana, Inc. (a)	62,130
686	Laboratory Corp. of America Holdings (a)	60,313
1,706	McKesson Corp.	120,068
2,860	Medco Health Solutions, Inc. (a)	175,232
651	Patterson Cos., Inc.	19,940
953	Quest Diagnostics, Inc.	51,433
3,272	Tenet Healthcare Corp. (a)	21,890
7,413	UnitedHealth Group, Inc.	267,684
2,653	WellPoint, Inc. (a)	150,850

		1,496,335

	Health Care Technology — 0.1%
480	Cerner Corp. (a) (c)	45,475

	Life Sciences Tools & Services — 0.5%
2,335	Agilent Technologies, Inc. (a)	96,739

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE ($)

Common Stocks — continued
	Life Sciences Tools & Services — continued
1,259	Life Technologies Corp. (a)	69,874
796	PerkinElmer, Inc.	20,553
2,678	Thermo Fisher Scientific, Inc. (a)	148,254
615	Waters Corp. (a)	47,792

		383,212

	Pharmaceuticals — 5.4%
10,418	Abbott Laboratories	499,126
2,072	Allergan, Inc.	142,284
11,536	Bristol-Myers Squibb Co.	305,473
6,838	Eli Lilly & Co.	239,604
1,925	Forest Laboratories, Inc. (a)	61,562
1,126	Hospira, Inc. (a)	62,707
18,508	Johnson & Johnson	1,144,720
20,763	Merck & Co., Inc.	748,299
2,933	Mylan, Inc. (a)	61,974
53,983	Pfizer, Inc.	945,242
845	Watson Pharmaceuticals, Inc. (a)	43,644

		4,254,635

	Total Health Care	8,402,028

	Industrials — 10.7%
	Aerospace & Defense — 2.6%
4,944	Boeing Co. (The)	322,646
2,546	General Dynamics Corp.	180,664
845	Goodrich Corp.	74,419
5,258	Honeywell International, Inc.	279,515
1,237	ITT Corp.	64,460
762	L-3 Communications Holdings, Inc.	53,713
1,991	Lockheed Martin Corp.	139,191
1,968	Northrop Grumman Corp.	127,487
961	Precision Castparts Corp.	133,781
2,456	Raytheon Co.	113,811
1,057	Rockwell Collins, Inc.	61,581
6,223	United Technologies Corp.	489,875

		2,041,143

	Air Freight & Logistics — 1.1%
1,119	C.H. Robinson Worldwide, Inc.	89,733
1,432	Expeditors International of Washington, Inc.	78,187
2,120	FedEx Corp.	197,181
6,665	United Parcel Service, Inc., Class B	483,746

		848,847

	Airlines — 0.1%
5,035	Southwest Airlines Co.	65,354

SHARES	SECURITY DESCRIPTION	VALUE ($)

	Building Products — 0.0% (g)
2,416	Masco Corp.	30,587

	Commercial Services & Supplies — 0.5%
728	Avery Dennison Corp.	30,824
852	Cintas Corp.	23,822
1,349	Iron Mountain, Inc.	33,738
1,371	Pitney Bowes, Inc.	33,151
1,390	R.R. Donnelley & Sons Co.	24,283
2,072	Republic Services, Inc.	61,870
577	Stericycle, Inc. (a)	46,691
3,207	Waste Management, Inc.	118,242

		372,621

	Construction & Engineering — 0.2%
1,205	Fluor Corp.	79,843
850	Jacobs Engineering Group, Inc. (a)	38,973
1,452	Quanta Services, Inc. (a)	28,924

		147,740

	Electrical Equipment — 0.5%
5,073	Emerson Electric Co.	290,023
956	Rockwell Automation, Inc.	68,555
638	Roper Industries, Inc.	48,762

		407,340

	Industrial Conglomerates — 2.4%
4,817	3M Co.	415,707
71,807	General Electric Co.	1,313,350
1,853	Textron, Inc.	43,805
3,298	Tyco International Ltd., (Switzerland)	136,669

		1,909,531

	Machinery — 2.2%
4,278	Caterpillar, Inc.	400,678
1,333	Cummins, Inc.	146,643
3,614	Danaher Corp.	170,472
2,856	Deere & Co.	237,191
1,259	Dover Corp.	73,589
1,134	Eaton Corp.	115,112
376	Flowserve Corp.	44,827
3,343	Illinois Tool Works, Inc.	178,516
2,183	Ingersoll-Rand plc, (Ireland)	102,798
2,458	PACCAR, Inc.	141,138
776	Pall Corp.	38,474
1,088	Parker Hannifin Corp.	93,894
392	Snap-On, Inc.	22,179

		1,765,511

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (continued)

SHARES	SECURITY DESCRIPTION	VALUE ($)

Common Stocks — continued
	Professional Services — 0.1%
336	Dun & Bradstreet Corp.	27,582
831	Equifax, Inc.	29,584
991	Robert Half International, Inc. (c)	30,324

		87,490

	Road & Rail — 0.8%
2,522	CSX Corp.	162,947
2,448	Norfolk Southern Corp.	153,783
349	Ryder System, Inc.	18,371
3,324	Union Pacific Corp.	308,002

		643,103

	Trading Companies & Distributors — 0.2%
993	Fastenal Co. (c)	59,491
391	W.W. Grainger, Inc.	54,001

		113,492

	Total Industrials	8,432,759

	Information Technology — 18.2%
	Communications Equipment — 2.2%
37,355	Cisco Systems, Inc. (a)	755,692
545	F5 Networks, Inc. (a)	70,937
865	Harris Corp.	39,184
1,500	JDS Uniphase Corp. (a)	21,720
3,526	Juniper Networks, Inc. (a)	130,180
15,834	Motorola, Inc. (a)	143,614
10,902	QUALCOMM, Inc.	539,540
2,487	Tellabs, Inc.	16,862

		1,717,729

	Computers & Peripherals — 4.3%
6,182	Apple, Inc. (a)	1,994,066
11,318	Dell, Inc. (a)	153,359
13,886	EMC Corp. (a)	317,989
15,283	Hewlett-Packard Co.	643,414
530	Lexmark International, Inc., Class A (a) (c)	18,455
2,436	NetApp, Inc. (a) (c)	133,883
711	QLogic Corp. (a)	12,101
1,581	SanDisk Corp. (a)	78,829
1,548	Western Digital Corp. (a)	52,477

		3,404,573

	Electronic Equipment, Instruments & Components — 0.4%
1,177	Amphenol Corp., Class A	62,122
10,533	Corning, Inc.	203,498
1,069	FLIR Systems, Inc. (a)	31,803
1,322	Jabil Circuit, Inc.	26,559

SHARES	SECURITY DESCRIPTION	VALUE ($)

	Electronic Equipment, Instruments & Components — continued
931	Molex, Inc. (c)	21,152

		345,134

	Internet Software & Services — 1.9%
1,229	Akamai Technologies, Inc. (a)	57,824
7,732	eBay, Inc. (a)	215,182
1,681	Google, Inc., Class A (a)	998,464
876	Monster Worldwide, Inc. (a)	20,700
1,159	VeriSign, Inc.	37,864
8,785	Yahoo!, Inc. (a)	146,094

		1,476,128

	IT Services — 2.9%
3,324	Automatic Data Processing, Inc.	153,835
2,046	Cognizant Technology Solutions Corp., Class A (a)	149,951
1,041	Computer Sciences Corp.	51,634
1,785	Fidelity National Information Services, Inc.	48,891
1,002	Fiserv, Inc. (a)	58,677
8,373	International Business Machines Corp.	1,228,821
652	MasterCard, Inc., Class A	146,120
2,169	Paychex, Inc.	67,044
1,979	SAIC, Inc. (a)	31,387
1,129	Teradata Corp. (a)	46,470
1,100	Total System Services, Inc.	16,918
3,284	Visa, Inc., Class A	231,128
4,420	Western Union Co. (The)	82,079

		2,312,955

	Office Electronics — 0.1%
9,349	Xerox Corp.	107,700

	Semiconductors & Semiconductor Equipment — 2.5%
3,859	Advanced Micro Devices, Inc. (a)	31,567
2,107	Altera Corp.	74,967
2,013	Analog Devices, Inc.	75,830
9,004	Applied Materials, Inc.	126,506
3,069	Broadcom Corp., Class A	133,655
364	First Solar, Inc. (a)	47,371
37,592	Intel Corp.	790,560
1,126	KLA-Tencor Corp.	43,509
1,519	Linear Technology Corp.	52,542
4,155	LSI Corp. (a)	24,888
1,533	MEMC Electronic Materials, Inc. (a)	17,262
1,259	Microchip Technology, Inc. (c)	43,070
5,774	Micron Technology, Inc. (a)	46,307
1,614	National Semiconductor Corp.	22,209

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE ($)

Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
608	Novellus Systems, Inc. (a)	19,651
3,915	NVIDIA Corp. (a)	60,291
1,222	Teradyne, Inc. (a)	17,157
7,913	Texas Instruments, Inc.	257,172
1,746	Xilinx, Inc.	50,599

		1,935,113

	Software — 3.9%
3,428	Adobe Systems, Inc. (a)	105,514
1,533	Autodesk, Inc. (a)	58,561
1,198	BMC Software, Inc. (a)	56,474
2,586	CA, Inc.	63,202
1,266	Citrix Systems, Inc. (a)	86,607
1,476	Compuware Corp. (a)	17,225
2,236	Electronic Arts, Inc. (a)	36,626
1,884	Intuit, Inc. (a)	92,881
1,039	McAfee, Inc. (a)	48,116
50,740	Microsoft Corp.	1,416,661
2,370	Novell, Inc. (a)	14,030
26,087	Oracle Corp.	816,523
1,284	Red Hat, Inc. (a)	58,614
797	Salesforce.com, Inc. (a)	105,204
5,231	Symantec Corp. (a)	87,567

		3,063,805

	Total Information Technology	14,363,137

	Materials — 3.7%
	Chemicals — 2.1%
1,444	Air Products & Chemicals, Inc.	131,332
504	Airgas, Inc.	31,480
479	CF Industries Holdings, Inc.	64,737
7,823	Dow Chemical Co. (The)	267,077
6,153	E.l. du Pont de Nemours & Co.	306,912
486	Eastman Chemical Co.	40,863
1,564	Ecolab, Inc.	78,857
489	FMC Corp.	39,066
538	International Flavors & Fragrances, Inc.	29,907
3,615	Monsanto Co.	251,749
1,098	PPG Industries, Inc.	92,309
2,065	Praxair, Inc.	197,146
603	Sherwin-Williams Co. (The)	50,501
817	Sigma-Aldrich Corp.	54,379

		1,636,315

	Construction Materials — 0.1%
866	Vulcan Materials Co. (c)	38,416

SHARES	SECURITY DESCRIPTION	VALUE ($)

	Containers & Packaging — 0.2%
595	Ball Corp.	40,490
729	Bemis Co., Inc.	23,809
1,102	Owens-Illinois, Inc. (a)	33,831
1,076	Sealed Air Corp.	27,384

		125,514

	Metals & Mining — 1.2%
741	AK Steel Holding Corp.	12,130
6,884	Alcoa, Inc.	105,945
664	Allegheny Technologies, Inc.	36,639
913	Cliffs Natural Resources, Inc.	71,223
3,174	Freeport-McMoRan Copper & Gold, Inc.	381,166
3,323	Newmont Mining Corp.	204,132
2,128	Nucor Corp.	93,249
606	Titanium Metals Corp. (a)	10,411
968	United States Steel Corp. (c)	56,551

		971,446

	Paper & Forest Products — 0.1%
2,949	International Paper Co.	80,331
1,134	MeadWestvaco Corp.	29,665

		109,996

	Total Materials	2,881,687

	Telecommunication Services — 3.0%
	Diversified Telecommunication Services — 2.7%
39,830	AT&T, Inc.	1,170,205
2,044	CenturyLink, Inc. (c)	94,372
6,698	Frontier Communications Corp.	65,172
11,745	Qwest Communications International, Inc.	89,379
19,050	Verizon Communications, Inc.	681,609
3,260	Windstream Corp.	45,444

		2,146,181

	Wireless Telecommunication Services — 0.3%
2,689	American Tower Corp., Class A (a)	138,860
1,768	MetroPCS Communications, Inc. (a)	22,330
20,131	Sprint Nextel Corp. (a) (c)	85,154

		246,344

	Total Telecommunication Services	2,392,525

	Utilities — 3.2%
	Electric Utilities — 1.7%
1,146	Allegheny Energy, Inc.	27,779
3,236	American Electric Power Co., Inc.	116,431
8,926	Duke Energy Corp.	158,972
2,196	Edison International	84,766

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (continued)

SHARES	SECURITY DESCRIPTION	VALUE ($)

Common Stocks — continued
	Electric Utilities — continued
1,219	Entergy Corp.	86,342
4,458	Exelon Corp.	185,631
2,054	FirstEnergy Corp. (c)	76,039
2,802	NextEra Energy, Inc.	145,676
1,188	Northeast Utilities	37,873
1,513	Pepco Holdings, Inc.	27,612
733	Pinnacle West Capital Corp.	30,383
3,257	PPL Corp.	85,724
1,974	Progress Energy, Inc.	85,830
5,653	Southern Co.	216,114

		1,365,172

	Gas Utilities — 0.1%
307	Nicor, Inc.	15,326
717	Oneok, Inc.	39,772

		55,098

	Independent Power Producers & Energy Traders — 0.2%
4,462	AES Corp. (The) (a)	54,347
1,347	Constellation Energy Group, Inc.	41,258
1,666	NRG Energy, Inc. (a)	32,554

		128,159

	Multi-Utilities — 1.2%
1,616	Ameren Corp.	45,555
2,852	CenterPoint Energy, Inc.	44,833
1,649	CMS Energy Corp. (c)	30,671
1,958	Consolidated Edison, Inc.	97,058
3,912	Dominion Resources, Inc.	167,121
1,140	DTE Energy Co.	51,665
523	Integrys Energy Group, Inc.	25,371
1,876	NiSource, Inc.	33,055
2,642	PG&E Corp.	126,393
3,409	Public Service Enterprise Group, Inc.	108,440
763	SCANA Corp.	30,978
1,618	Sempra Energy	84,913
1,447	TECO Energy, Inc. (c)	25,757

SHARES	SECURITY DESCRIPTION	VALUE ($)

	Multi-Utilities — (continued)
788	Wisconsin Energy Corp.	46,382
3,101	Xcel Energy, Inc.	73,028

		991,220

	Total Utilities	2,539,649

	Total Common Stocks (Cost $64,706,021)	77,030,483

Short-Term Investments — 0.6%
	Investment Company — 0.4%
324,385	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m)	324,385

PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.2%
	U.S. Treasury Bills,
45,000	0.120%, 03/03/11 (k) (n)	44,991
115,000	0.135%, 02/10/11 (k) (n)	114,986

		159,977

	Total Short-Term Investments (Cost $484,359)	484,362

SHARES
Investments of Cash Collateral for Securities on Loan — 1.1%
	Investment Company — 1.1%
894,110	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $894,110)	894,110

	Total Investments — 99.4% (Cost $66,084,490)	78,408,955
	Other Assets in Excess of Liabilities — 0.6%	465,088

	NET ASSETS — 100.0%	$78,874,043

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
29	E-mini S&P 500	03/18/11	$1,816,850	$21,679

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of December 31, 2010.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(q)	— Investment in affiliate. This security is included in an index in which the Portfolio, as an index fund, invests.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	13

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2010

Equity Index Portfolio
ASSETS:
Investments in non-affiliates, at value	$76,072,608
Investments in affiliates, at value	2,336,347

Total investment securities, at value	78,408,955
Cash	1,425
Receivables:
Investment securities sold	1,375,286
Interest and dividends	92,009
Securities lending income	71

Total Assets	79,877,746

LIABILITIES:
Payables:
Investment securities purchased	1,272
Collateral for securities lending program	894,110
Portfolio shares redeemed	16,120
Variation margin on futures contracts	2,175
Accrued liabilities:
Investment advisory fees	3,652
Administration fees	7,373
Custodian and accounting fees	32,666
Trustees’ and Chief Compliance Officer’s fees	570
Other	45,765

Total Liabilities	1,003,703

Net Assets	$78,874,043

NET ASSETS:
Paid in capital	$78,225,842
Accumulated undistributed net investment income	1,282,162
Accumulated net realized gains (losses)	(12,980,105)
Net unrealized appreciation (depreciation)	12,346,144

Total Net Assets	$78,874,043

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized; no par value):	7,214,466

Net asset value, offering and redemption price per share	$10.93

Cost of investments in non-affiliates	$63,952,425
Cost of investments in affiliates	2,132,065
Value of securities on loan	873,933

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

Equity Index Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$174
Dividend income from non-affiliates	1,588,228
Dividend income from affiliates	6,990
Income from securities lending (net)	6,801

Total investment income	1,602,193

EXPENSES:
Investment advisory fees	193,748
Administration fees	71,438
Custodian and accounting fees	94,177
Interest expense to affiliates	75
Professional fees	47,876
Trustees’ and Chief Compliance Officer’s fees	674
Printing and mailing costs	43,485
Transfer agent fees	1,330
Other	13,906

Total expenses	466,709

Less amounts waived	(157,858)
Less earnings credits	(1)

Net expenses	308,850

Net investment income (loss)	1,293,343

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(1,434,343)
Investments in affiliates	30,756
Futures	197,899

Net realized gain (loss)	(1,205,688)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	10,811,633
Investments in affiliates	(12,635)
Futures	16,628

Change in net unrealized appreciation (depreciation)	10,815,626

Net realized/unrealized gains (losses)	9,609,938

Change in net assets resulting from operations	$10,903,281

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	15

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Equity Index Portfolio
	Year Ended 12/31/2010	Year Ended 12/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,293,343	$1,714,583
Net realized gain (loss)	(1,205,688)	(5,429,314)
Change in net unrealized appreciation (depreciation)	10,815,626	22,038,866

Change in net assets resulting from operations	10,903,281	18,324,135

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,708,349)	(2,014,130)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	8,654,954	8,129,209
Dividends and distributions reinvested	1,708,349	2,014,130
Cost of shares redeemed	(22,700,057)	(18,766,662)

Total change in net assets from capital transactions	$(12,336,754)	$(8,623,323)

NET ASSETS:
Change in net assets	(3,141,822)	7,686,682
Beginning of period	82,015,865	74,329,183

End of period	$78,874,043	$82,015,865

Accumulated undistributed net investment income	$1,282,162	$1,702,564

SHARE TRANSACTIONS:
Issued	912,867	1,021,872
Reinvested	163,949	269,991
Redeemed	(2,277,311)	(2,246,125)

Change in Shares	(1,200,495)	(954,262)

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	17

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

Class 1
		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Equity Index Portfolio
Year Ended December 31, 2010	$9.75	$0.16	(c)	$1.23		$1.39	$(0.21)
Year Ended December 31, 2009	7.93	0.20	(d)	1.83	(d)	2.03	(0.21)
Year Ended December 31, 2008	12.87	0.21	(c)	(4.93	)(e)	(4.72)	(0.22)
Year Ended December 31, 2007	12.43	0.22		0.41		0.63	(0.19)
Year Ended December 31, 2006	10.92	0.19		1.48		1.67	(0.16)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $1.82, the total return would have been 26.31%, and the net investment income (loss) ratio would have been 2.23%. The impact on net investment income (loss) per share was less than $0.01.
(e)	Includes a gain resulting from a litigation payment on a security owned in a prior year. Without this gain, the net realized and unrealized gains (losses) on investments per share would have been $(4.94) and the total return would have been (37.28)%.

SEE NOTES TO FINANCIAL STATEMENTS

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (a)		Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$10.93	14.41%		$78,874	0.40%	1.67%		0.60%	11%
9.75	26.44	(d)	82,016	0.40	2.25	(d)	0.62	13
7.93	(37.21	)(e)	74,329	0.40	1.95		0.52	12
12.87	5.10		132,032	0.40	1.56		0.53	6
12.43	15.42		144,097	0.40	1.54		0.57	7

SEE NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Equity Index Portfolio	Class 1	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value heirachy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$78,248,978	$159,977	$—	$78,408,955

Appreciation in Other Financial Instruments
Futures Contracts	$21,679	$—	$—	$21,679

#	Portfolio holdings designated as Level 1 and level 2 are disclosed individually in the SOI. Level 2 consists of U.S. Treasury Bills that are held for futures collateral. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended December 31, 2010.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Portfolio’s derivatives activities during the year ended December 31, 2010:

Futures Contracts:
Average Notional Balance Long	$1,015,331
Ending Notional Balance Long	1,816,850

C. Transactions with Affiliates — An issuer which is under common control with the Portfolio may be considered an affiliate. For purposes of the report, the Portfolio assumes the following to be affiliated issuers:

	For the year ended December 31, 2010
Affiliate	Value at December 31, 2009	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend/ Interest Income	Shares at December 31, 2010	Value at December 31, 2010
JPMorgan Chase & Co. (Common Stock)*	$1,346,024	$75,355	$321,648	$30,756	$6,033	26,352	$1,117,852
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	450,706	23,189,622	23,315,943	—	957	324,385	324,385
JPMorgan Prime Money Market Fund, Capital Shares**	8,225,478	40,031,900	47,363,268	—	5,707	894,110	894,110

Total	$10,022,208			$30,756	$12,697		$2,336,347

*	Security is included in an index in which the Fund, as an index fund, invests.
**	Represents investment of cash collateral related to securities on loan, as described in Note 2.D. Dividend income earned from this investment is included in, and represents a significant portion of, Income from securities lending (net) in the Statement of Operations.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	21

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (continued)

D. Securities Lending — The Portfolio may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Portfolio. Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

For the year ended December 31, 2010, the Portfolio earned $5,707 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the SOI. At December 31, 2010, the value of outstanding securities on loan and the value of Collateral Investments were as follows:

Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
$873,933	$894,110	$894,110

The Portfolio bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments decline below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund in the amount of $4,047.

This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

F. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

G. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(1,349,046)	$(5,396)	$1,354,442

The reclassifications for the Portfolio relate primarily to expiration of capital loss carryforwards.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Portfolio. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.25%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2010, the annual effective rate was 0.09% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.40% of the Portfolio’s average daily net assets.

The contractual expense limitation agreements were in effect for the year ended December 31, 2010. The expense limitation percentage above is in place until at least April 30, 2011.

For the year ended December 31, 2010, the Portfolio’s service providers contractually waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total
$156,006	$631	$156,637

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended December 31, 2010 (excluding the waiver disclosed in Note 2.D. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) was $1,221.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	23

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (continued)

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2010, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2010, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2010, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$7,979,539	$21,716,604

During the year ended December 31, 2010, there were no purchases or sales of U.S. Government Securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2010, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$75,281,946	$12,033,357	$8,906,348	$3,127,009

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributable to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Total Distributions Paid From
Ordinary Income	Total Distributions Paid
$1,708,349	$1,708,349

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Total Distributions Paid From
Ordinary Income	Total Distributions Paid
$2,014,130	$2,014,130

At December 31, 2010 the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital-Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$1,286,180	$(3,745,429)	$3,127,009

The cumulative timing differences primarily consist of trustee deferred compensation and wash sale loss deferrals.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

As of December 31, 2010, the Portfolio had the following net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2014	2016	2017	Total
$289,171	$696,125	$2,760,133	$3,745,429

During the year ended December 31, 2010, the Portfolio utilized capital loss carryforwards of $616,566.

During the year ended December 31, 2010, the Portfolio had expired capital loss carryforwards in the amount of $1,346,241.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2010, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Equity Index Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Equity Index Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 17, 2011

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	145	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	145	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	145	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	145	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	145	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	145	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	145	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	145	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	145	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	27

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	145	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	145	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	145	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	145	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (145 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with subadvisers to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Michael J. Tansley (1964), Controller (2008)	Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase,
Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003-2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	29

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs: including investment advisory, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2010, and continued to hold your shares at the end of the reporting period, December 31, 2010.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During July 1, 2010 to December 31, 2010*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,229.50	$2.25	0.40%
Hypothetical	1,000.00	1,023.19	2.04	0.40

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2010, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 18, 2010.

JPMorgan Investment Advisors Inc. (“JPMIA”) served as the investment adviser to the Portfolio until January 1, 2010, when its investment advisory business was transferred to the Advisor, which became the investment adviser for the Portfolio. The appointment of the Advisor did not change the Portfolio’s portfolio management team or investment strategies, the investment advisory fees charged to the Portfolio or the terms of the Portfolio’s investment advisory agreement (other than the name of the investment adviser).

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor (including applicable information relating to JPMIA prior to January 1, 2010), on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Portfolio’s performance compared to the performance of the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to enhancements to the Advisor’s risk governance model in light of recent market turbulence and reports showing that the Advisor has consistently complied with the investment policies and restrictions of the Portfolio. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	31

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Portfolio, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for the Portfolio.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Advisor. The Lipper performance data

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the first, second and third quintiles for the one-, three-, and five-year periods ended December 31, 2009, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that they were satisfied with the Advisor’s analysis of the Portfolio’s performance.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the

Portfolio’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses were in the first and third quintiles respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	33

TAX LETTER

(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolios’ income and distributions for the taxable year ended December 31, 2010. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2010. The information necessary to complete your income tax returns for the calendar year ending December 31, 2010 will be received under separate cover.

Dividends Received Deductions (DRD)

100.00% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2010.

34	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. December 2010	AN-JPMITEIP-1210

Annual Report

JPMorgan Insurance Trust

December 31, 2010

JPMorgan Insurance Trust International Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE This material must be preceded or accompanied by a current prospectus.

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 20, 2011 (Unaudited)

Dear Shareholder:

It’s only natural for investors to try to ring in the new year with some degree of optimism. Last year, for example, as we slowly emerged from the global financial crisis, we welcomed some encouraging signs that a modest economic recovery was beginning. Today, although the economy can hardly be described as robust, we continue to see signs of improvement.

“Today, although the economy can hardly be described as robust, we continue to see signs of improvement.”

Despite volatility, equities turn in double-digit performance

Investors kicked off 2010 by reacting positively to two consecutive quarters of positive earnings reports. However, this optimism was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction in the middle of 2010.

After experiencing a period of volatility towards the end of the summer, the markets finished the year strongly and posted a second year of double digit returns. Investors were encouraged by improved economic expectations and job growth, as well as the combination of the Federal Reserve’s (the “Fed”) launch of quantitative easing (QE2) and Congress’ extension of the Bush-era tax cuts. As of the 12-month reporting period ended December 31, 2010, the S&P 500 had reached a level of 1,258, an increase of 15.1% from a year prior.

Small and mid cap stocks lead style categories

Small and mid cap stocks led the style categories over the 12 month period ended December 31, 2010 (the Russell 2000 Index returned 26.9% and the Russell Mid Cap Index returned 25.5% compared to 16.1% as measured by the Russell 1000 Index). Overall, growth stocks fared better than value in the small cap, mid cap and large cap space. The Russell 1000 Growth Index returned 16.7% for the 12-month reporting period, compared to 15.5% for the Russell 1000 Value Index. With regard to mid cap stocks, the Russell Midcap Growth Index returned 26.4%, while the Russell Midcap Value Index returned 24.8%. In the small cap segment, the Russell 2000 Growth Index outpaced the Russell 2000 Value Index, with a return of 29.1%, compared to 24.5%, as of the end of the 12-month period.

Treasuries move higher, pushing yields to historic lows

As investors continued to move into the relative safety of fixed income, yields trended lower, often to historical levels, for most of 2010. Yet, as the year drew to a close, investors began to seek out riskier assets, causing yields to spike sharply. As of the end of the 12-month period ended December 31, 2010, the yields on the benchmark 10-year U.S. Treasury bond declined from 3.9% to 3.3%. Yields on the 30-year U.S. Treasury bond slid from 4.6% to 4.3% as of the end of the period, and the two-year U.S. Treasury note dipped from 1.1% to 0.6%.

In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 6.5%, while the Barclays Capital High Yield Index returned 15.1%, and the Barclays Capital Emerging Markets Index returned 12.8% for the 12-month period ended December 31, 2010.

The pace of recovery

Despite last year’s stock market gains, the economy continues to send mixed signals about the recovery. On the one hand, we are encouraged that gross domestic product (GDP) continues to grow and that corporate earnings continue to exceed estimates. On the other hand, we are discouraged by the fact the economy continues to be restrained by state and local government cutbacks, sluggish job growth, and a hibernating home building industry. Against this backdrop, it makes sense for investors to maintain a balanced approach, as while some aspects of the economy appear to be improving, other aspects continue to struggle, and as of this writing, remain quite unpredictable.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust International Equity Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	7.16%
Morgan Stanley Capital International (“MSCI”) EAFE Index	7.75%

Net Assets as of 12/31/2010	$39,147,552

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust International Equity Portfolio (the “Portfolio”) seeks to provide high total return from a portfolio of equity securities of foreign companies. Total return consists of capital growth and current income.

HOW DID THE MARKET PERFORM?

Stock markets in most parts of the world rose in the first quarter of 2010, maintaining the upward momentum they enjoyed after the March 2009 market bottom. Stock prices declined in the second quarter of 2010 as risk aversion returned in April amid concerns about the threat of systemic fallout from Europe’s debt crisis. However, stocks recovered during the third and fourth quarters of 2010 on strong corporate earnings, better-than-expected economic data, a return of merger and acquisition activity and accommodative policies from the U.S. Federal Reserve and the Bank of Japan. While most stock markets advanced for the twelve months ended December 31, 2010, there was clear separation among regions and countries.

International stocks, as measured by the MSCI EAFE Index (the “Benchmark”), gained 7.75%, underperforming emerging markets and U.S. stocks for the twelve months ended December 31, 2010. The relative weakness of the MSCI EAFE Index was driven primarily by lagging European stocks. While European policymakers and the International Monetary Fund responded to the region’s fiscal crisis with an aggressive emergency funding package, skepticism remained surrounding the unity of European leaders, as well as the impact that austerity measures would have on growth in the region.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) underperformed the Benchmark for the twelve months ended December 31, 2010. The Portfolio’s holdings in the financial and energy sectors detracted from the Portfolio’s relative performance, while the Portfolio’s holdings in the consumer discretionary and information technology sectors contributed to the Portfolio’s relative performance.

Individual detractors from relative performance included the Portfolio’s overweight positions in Total S.A. and Lafarge S.A. Shares of integrated energy company Total S.A. declined despite the fact that the company’s production levels started to recover as new projects began to come on-line. Shares of Lafarge S.A., a French building materials company, were hurt by continued weakness in European construction activity and ongoing concerns about the company’s debt levels. Another individual detractor was the Portfolio’s overweight position in AXA S.A, a European insurance and financial service provider. Shares of the company declined amid concerns about how Europe’s sovereign debt problems, low interest rates, erratic equity returns and pricing pressures might impact the company’s earnings.

Individual contributors to relative performance included the Portfolio’s overweight positions in Burberry Group plc and Volkswagen AG. Shares of Burberry Group plc, a luxury retail company, benefited from recovering demand among higher-end consumers, tight cost controls, an expanded product line and a growing presence in Asia. Shares of Volkswagen AG increased as the success of the car manufacturer’s Audi brand, its strong presence in China and recovering global demand for autos fueled strong earnings growth, overshadowing concerns about the company’s pending merger with Porsche. Another individual contributor was the Portfolio’s overweight position in Komatsu Ltd., a Japan-based maker of machinery. The company’s earnings were fueled by strong demand for mining machinery and robust construction activity in Asia.

HOW WAS THE PORTFOLIO POSITIONED?

During the reporting period, the portfolio managers continued to focus on stock selection to build a diversified portfolio of international equities. They employed rigorous, bottom-up fundamental research in an effort to identify quality companies that were well-managed, had solid financial positions and possessed sustainable earnings that were growing faster than that of their peers yet whose stocks were trading below or at par with the market.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	2.5%
2.	Total S.A. (France)	2.3
3.	Nestle S.A. (Switzerland)	2.2
4.	Vodafone Group plc (United Kingdom)	2.2
5.	HSBC Holdings plc (United Kingdom)	2.1
6.	BHP Billiton Ltd. (Australia)	2.1
7.	Honda Motor Co., Ltd. (Japan)	2.1
8.	Standard Chartered plc (United Kingdom)	2.0
9.	BG Group plc (United Kingdom)	1.9
10.	Komatsu Ltd. (Japan)	1.7

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	24.2%
Japan	18.5
France	12.9
Switzerland	11.9
Germany	7.5
Netherlands	5.3
Australia	3.1
Spain	2.7
Hong Kong	2.6
China	1.8
Brazil	1.6
Ireland	1.3
Italy	1.1
Belgium	1.0
Others (each less than 1.0%)	4.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles gener- ally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2010. The Portfolio’s composition is subject to change.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust International Equity Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	1/3/95	7.16%	2.50%	2.63%
CLASS 2 SHARES	4/24/09	6.87	2.40	2.58

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual Funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Inception date for Class 1 Shares is January 3, 1995, which is the inception date of JPMorgan International Equity Portfolio (“Predecessor Portfolio”). The JPMorgan Insurance Trust International Equity Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by International Equity Portfolio and have been used since the reorganization. As a result the performance for Class 1 Shares prior to April 25, 2009, is the performance of the Predecessor Portfolio.

Returns for Class 2 Shares prior to April 25, 2009 are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares and the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust International Equity Portfolio, the MSCI EAFE Index and the Lipper Variable Underlying Funds International Core Funds Index from December 31, 2000 to December 31, 2010. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the MSCI EAFE Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Variable Underlying Funds International Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The MSCI EAFE (Europe, Australia, Far East) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding U.S. and Canada. The Lipper Variable Underlying Funds International Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Portfolio may also be subject to the additional risk of non-diversified “regional” investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

JPMorgan Insurance Trust International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.6%
	Australia — 3.1%
17,620	BHP Billiton Ltd. (m)	819,350
4,697	Rio Tinto Ltd. (m)	411,302

		1,230,652

	Belgium — 1.0%
6,510	Anheuser-Busch InBev N.V. (m)	371,974

	Brazil — 1.5%
5,122	Petroleo Brasileiro S.A., ADR (m)	193,817
11,930	Vale S.A., ADR (m)	412,420

		606,237

	China — 1.8%
58,000	China Life Insurance Co., Ltd., Class H (m)	236,154
522,500	Industrial & Commercial Bank of China, Class H (m)	388,976
35,000	Li Ning Co., Ltd. (m)	74,167

		699,297

	France — 12.9%
6,843	Accor S.A. (m)	304,973
1,640	Alstom S.A. (m)	78,607
19,599	AXA S.A. (m)	326,232
8,289	BNP Paribas (m)	527,895
3,575	Edenred (a) (m)	84,629
4,648	GDF Suez (m)	166,933
4,425	Imerys S.A. (m)	295,354
6,390	Lafarge S.A. (m)	401,140
2,287	LVMH Moet Hennessy Louis Vuitton S.A. (m)	376,677
3,388	Pernod-Ricard S.A.	318,908
2,240	PPR (m)	356,632
6,861	Sanofi-Aventis S.A. (m)	439,861
8,310	Societe Generale (m)	447,132
17,213	Total S.A. (m)	916,802

		5,041,775

	Germany — 6.6%
6,490	Bayer AG (m)	481,083
12,527	E.ON AG (m)	382,558
2,739	Linde AG (m)	414,351
9,548	SAP AG (m)	486,970
4,992	Siemens AG (m)	618,378
7,447	Symrise AG (m)	204,049

		2,587,389

	Hong Kong — 2.6%
62,000	Belle International Holdings Ltd. (m)	104,725
148,000	CNOOC Ltd. (m)	352,288
50,000	Hang Lung Properties Ltd. (m)	233,701

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — Continued
77,200	Sands China Ltd. (a) (m)	169,711
62,800	Wynn Macau Ltd. (m)	140,555

		1,000,980

	Ireland — 1.3%
40,582	WPP plc (m)	501,701

	Israel — 0.9%
6,830	Teva Pharmaceutical Industries Ltd., ADR (m)	356,048

	Italy — 1.1%
85,126	Intesa Sanpaolo S.p.A. (m)	231,426
86,959	UniCredit S.p.A. (m)	180,279

		411,705

	Japan — 18.5%
11,600	Canon, Inc. (m)	595,837
6,900	Daikin Industries Ltd. (m)	243,747
5,200	East Japan Railway Co. (m)	337,424
20,600	Honda Motor Co., Ltd. (m)	813,057
107	Japan Tobacco, Inc. (m)	395,105
22,700	Komatsu Ltd. (m)	683,199
44,000	Kubota Corp. (m)	414,529
22,500	Mitsubishi Corp. (m)	606,414
74,200	Mitsubishi UFJ Financial Group, Inc. (m)	400,095
10,000	Mitsui Fudosan Co., Ltd. (m)	198,736
4,400	Murata Manufacturing Co., Ltd. (m)	307,145
3,900	Nidec Corp. (m)	393,253
1,300	Nintendo Co., Ltd. (m)	379,537
3,100	Omron Corp. (m)	81,696
6,700	Shin-Etsu Chemical Co., Ltd. (m)	361,107
1,500	SMC Corp. (m)	255,970
30,400	Sumitomo Corp. (m)	427,949
857	Yahoo! Japan Corp. (m)	331,254

		7,226,054

	Mexico — 0.7%
4,630	America Movil S.A.B. de C.V., Series L, ADR (m)	265,484

	Netherlands — 5.3%
52,943	ING Groep N.V. CVA (a) (m)	516,495
27,988	Reed Elsevier N.V. (m)	346,499
29,229	Royal Dutch Shell plc, Class A (m)	968,525
11,624	Wolters Kluwer N.V. (m)	254,922

		2,086,441

	South Korea — 0.9%
411	Samsung Electronics Co., Ltd. (m)	343,241

	Spain — 2.7%
34,062	Banco Bilbao Vizcaya Argentaria S.A. (m)	347,133

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Spain — Continued
2,569	Inditex S.A. (m)	192,297
23,352	Telefonica S.A. (m)	533,124

		1,072,554

	Sweden — 0.8%
12,330	Atlas Copco AB, Class A (m)	311,252

	Switzerland — 11.9%
20,860	ABB Ltd. (a) (m)	465,760
10,830	Credit Suisse Group AG (m)	436,178
5,721	Holcim Ltd. (m)	432,922
14,966	Nestle S.A. (m)	876,763
11,279	Novartis AG (m)	663,945
3,893	Roche Holding AG (m)	570,686
126	SGS S.A. (m)	211,475
17,109	Xstrata plc (m)	405,420
2,313	Zurich Financial Services AG (m)	598,990

		4,662,139

	Taiwan — 0.9%
29,167	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	365,754

	United Kingdom — 24.1%
9,190	Autonomy Corp. plc (a) (m)	216,207
75,397	Barclays plc (m)	311,609
36,251	BG Group plc (m)	735,364
85,073	BP plc (m)	627,072
24,999	British Land Co. plc (m)	205,205
19,570	Burberry Group plc (m)	343,943
43,294	Centrica plc (m)	224,321
23,793	GlaxoSmithKline plc (m)	461,416
81,366	HSBC Holdings plc (m)	830,867
45,669	ICAP plc (m)	381,865
17,320	Imperial Tobacco Group plc (m)	532,413
74,680	Man Group plc (m)	346,285
50,270	Marks & Spencer Group plc (m)	289,883
41,541	Prudential plc (m)	433,990
6,128	Rio Tinto plc (m)	436,815
29,151	Standard Chartered plc (m)	786,954
88,027	Tesco plc (m)	583,712
6,430	Tullow Oil plc (m)	126,977
16,665	Unilever plc (m)	511,887
332,428	Vodafone Group plc (m)	872,675
44,362	Wm Morrison Supermarkets plc (m)	185,348

		9,444,808

	Total Common Stocks (Cost $28,832,533)	38,585,485

SHARES	SECURITY DESCRIPTION	VALUE($)

Preferred Stock — 0.8%
	Germany — 0.8%
2,010	Volkswagen AG (m) (Cost $193,397)	326,801

Short-Term Investment — 0.4%
	Investment Company — 0.4%
170,014	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (Cost $170,014)	170,014

	Total Investments — 99.8% (Cost $29,195,944)	39,082,300
	Other Assets in Excess of Liabilities — 0.2%	65,252

	NET ASSETS — 100.0%	$39,147,552

Percentages indicated are based on net assets.

Summary of Investments by Industry, December 31, 2010

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	11.4%
Oil, Gas & Consumable Fuels	10.0
Pharmaceuticals	7.6
Metals & Mining	6.4
Machinery	4.3
Insurance	4.1
Food Products	3.6
Capital Markets	3.0
Automobiles	2.9
Wireless Telecommunication Services	2.9
Construction Materials	2.9
Media	2.8
Software	2.8
Trading Companies & Distributors	2.6
Chemicals	2.5
Electrical Equipment	2.4
Tobacco	2.4
Textiles, Apparel & Luxury Goods	2.0
Food & Staples Retailing	2.0
Semiconductors & Semiconductor Equipment	1.8
Beverages	1.8
Multiline Retail	1.7
Industrial Conglomerates	1.6
Hotels, Restaurants & Leisure	1.6
Office Electronics	1.5
Diversified Telecommunication Services	1.4
Diversified Financial Services	1.3
Real Estate Management & Development	1.1
Multi-Utilities	1.0
Electronic Equipment, Instruments & Components	1.0
Electric Utilities	1.0
Others (each less than 1.0%)	4.6

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010

ADR	— American Depositary Receipt
CVA	— Dutch Certification

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of December 31, 2010.

(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

In addition, the value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments described in Note 2.A. are $37,318,763 which amounts to 95.5% of total investments.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2010

International Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$38,912,286
Investments in affiliates, at value	170,014

Total investment securities, at value	39,082,300
Cash	71,046
Foreign currency, at value	14,758
Receivables:
Investment securities sold	533
Portfolio shares sold	4,646
Interest and dividends	45,613
Tax reclaims	39,332

Total Assets	39,258,228

LIABILITIES:
Payables:
Portfolio shares redeemed	38,626
Accrued liabilities:
Investment advisory fees	16,115
Administration fees	3,237
Distribution fees	12
Custodian and accounting fees	17,675
Trustees’ and Chief Compliance Officer’s fees	108
Audit fees	23,820
Printing & Postage fees	5,551
Other	5,532

Total Liabilities	110,676

Net Assets	$39,147,552

NET ASSETS:
Paid in capital	$32,261,535
Accumulated undistributed net investment income	666,697
Accumulated net realized gains (losses)	(3,671,939)
Net unrealized appreciation (depreciation)	9,891,259

Total Net Assets	$39,147,552

NET ASSETS:
Class 1	$39,089,569
Class 2	57,983

Total	$39,147,552

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value):
Class 1	3,844,611
Class 2	5,650

Net asset value:
Class 1	$10.17
Class 2	10.26

Cost of investments in non-affiliates	$29,025,930
Cost of investments in affiliates	170,014
Cost of foreign currency	14,526

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

International Equity Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,163,828
Dividend income from affiliates	55
Foreign taxes withheld	(100,046)

Total investment income	1,063,837

EXPENSES:
Investment advisory fees	237,836
Administration fees	36,734
Distribution fees — Class 2	132
Custodian and accounting fees	55,590
Interest expense to affiliates	18
Professional fees	59,086
Trustees’ and Chief Compliance Officer’s fees	359
Printing and mailing costs	34,659
Transfer agent fees	1,914
Other	20,717

Total expenses	447,045

Less amounts waived	(42,868)

Net expenses	404,177

Net investment income (loss)	659,660

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	701,854
Foreign currency transactions	7,071

Net realized gain (loss)	708,925

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	1,078,905
Foreign currency translations	1,264

Change in net unrealized appreciation (depreciation)	1,080,169

Net realized/unrealized gains (losses)	1,789,094

Change in net assets resulting from operations	$2,448,754

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	9

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	International Equity Portfolio
	Year Ended 12/31/2010	Year Ended 12/31/2009*
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$659,660	$840,175
Net realized gain (loss)	708,925	(4,202,595)
Change in net unrealized appreciation (depreciation)	1,080,169	15,904,659

Change in net assets resulting from operations	2,448,754	12,542,239

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(98,232)	(2,488,184)
From net realized gains	—	(1,812,823)
Class 2
From net investment income	(125)	(61)

Total distributions to shareholders	(98,357)	(4,301,068)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(7,195,356)	(5,989,793)

NET ASSETS:
Change in net assets	(4,844,959)	2,251,378
Beginning of period	43,992,511	41,741,133

End of period	$39,147,552	$43,992,511

Accumulated undistributed net investment income	$666,697	$98,322

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$4,422,429	$5,263,828
Dividends and distributions reinvested	98,232	4,301,007
Cost of shares redeemed	(11,716,142)	(15,209,618)

Change in net assets from Class 1 capital transactions	$(7,195,481)	$(5,644,783)

Class 2 (a)
Net assets acquired in tax-free reorganization (See Note 8)	—	3,343,698
Dividends and distributions reinvested	125	61
Cost of shares redeemed	—	(3,688,769)

Change in net assets from Class 2 capital transactions	$125	$(345,010)

Total change in net assets from capital transactions	$(7,195,356)	$(5,989,793)

SHARE TRANSACTIONS:
Class 1
Issued	484,131	683,130
Reinvested	9,952	602,375
Redeemed	(1,255,353)	(1,946,346)

Change in Class 1 Shares	(761,270)	(660,841)

Class 2 (a)
Shares issued in connection with Portfolio reorganization (See Note 8)	—	485,790
Reinvested	13	6
Redeemed	—	(480,159)

Change in Class 2 Shares	13	5,637

*	International Equity Portfolio acquired all of the assets and liabilities of the JPMorgan International Equity Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by International Equity Portfolio and have been used since the reorganization. As a result, the information prior to April 25, 2009, reflects that of the Predecessor Portfolio.

(a)	Because of the reorganization with the Predecessor Portfolio in which performance and financial history of the International Equity Portfolio was replaced with that of the Predecessor Portfolio, financial history began on April 24, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Equity Portfolio
Class 1 (e)
Year Ended December 31, 2010	$9.54	$0.15	(f)	$0.50	$0.65	$(0.02)	$—	$(0.02)
Year Ended December 31, 2009	7.93	0.16	(f)	2.31	2.47	(0.50)	(0.36)	(0.86)
Year Ended December 31, 2008	15.95	0.34		(6.00)	(5.66)	(0.23)	(2.13)	(2.36)
Year Ended December 31, 2007	14.74	0.19	(f)	1.18	1.37	(0.16)	—	(0.16)
Year Ended December 31, 2006	12.20	0.13		2.55	2.68	(0.14)	—	(0.14)

Class 2
Year Ended December 31, 2010	9.65	0.13	(f)	0.50	0.63	(0.02)	—	(0.02)
April 24, 2009 (i) through December 31, 2009	6.88	0.45	(f)	2.33	2.78	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	International Equity Portfolio acquired all of the assets and liabilities of JPMorgan International Equity Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by International Equity Portfolio and have been used since the reorganization. As a result, the financial highlight information reflects that of the Predecessor Portfolio for the periods prior to reorganization with International Equity Portfolio.
(f)	Calculated based upon average shares outstanding.
(g)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(h)	Includes interest expense of 0.02%.
(i)	Because of the reorganization with the Predecessor Portfolio in which the performance and financial history of the International Equity Portfolio was replaced with that of the Predecessor Portfolio, the performance and the financial history began on April 24, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.17	6.84%	$39,090	1.02%		1.66%		1.13%	15%
9.54	34.91	43,938	1.01		2.00	(g)	1.38	13
7.93	(41.35)	41,741	1.09		2.68		1.20	21
15.95	9.33	83,639	1.22	(h)	1.20		1.22	15
14.74	22.04	104,411	1.20		1.02		1.20	15

10.26	6.56	58	1.27		1.39		1.38	15
9.65	40.42	54	1.26		8.82	(g)	1.44	13

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
International Equity Portfolio	Class 1 and Class 2	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees, and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

The Portfolio acquired all of the assets and liabilities of JPMorgan International Equity Portfolio, a series of J.P. Morgan Series Trust II (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

The following table represents each valuation input by country as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$1,230,652	$—	$1,230,652
Belgium	—	371,974	—	371,974
Brazil	412,420	193,817	—	606,237
China	—	699,297	—	699,297
France	—	5,041,775	—	5,041,775
Germany	—	2,587,389	—	2,587,389
Hong Kong	—	1,000,980	—	1,000,980
Ireland	—	501,701	—	501,701
Israel	—	356,048	—	356,048
Italy	—	411,705	—	411,705
Japan	—	7,226,054	—	7,226,054
Mexico	—	265,484	—	265,484
Netherlands	—	2,086,441	—	2,086,441
South Korea	—	343,241	—	343,241
Spain	—	1,072,554	—	1,072,554
Sweden	—	311,252	—	311,252
Switzerland	—	4,662,139	—	4,662,139
Taiwan	—	365,754	—	365,754
United Kingdom	—	9,444,808	—	9,444,808

Total Common Stocks	412,420	38,173,065	—	38,585,485

Preferred Stocks
Germany	—	326,801	—	326,801

Total Preferred Stocks	—	326,801	—	326,801

Short-Term Investment
Investment Company	170,014	—	—	170,014

Total Investments in Securities	$582,434	$38,499,866	$—	$39,082,300

There were no transfers between Levels 1 and 2 during the year ended December 31, 2010.

B. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Portfolio first learns of the dividend.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (continued)

of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(124,103)	$7,072	$117,031

The reclassifications for the Portfolio relate primarily to capital loss carryforwards written-off.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.60%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2010, the annual effective rate was 0.09% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Portfolio earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

Interest income, if any, earned on cash balances at the custodian is included as Interest income from affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
1.03%	1.28%

The contractual expense limitation agreements were in effect for the year ended December 31, 2010. The expense limitation percentages in the table above are in place until at least April 30, 2011. In addition, the Portfolio’s service providers have voluntarily waived fees during the year ended December 31, 2010. However, the Portfolio’s service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended December 31, 2010, the Advisor contractually waived fees for the Portfolio in the amount of $30,059. Additionally, for the year ended December 31, 2010, the Advisor voluntarily waived fees for the Portfolio in the amount of $12,695. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended December 31, 2010 was $114.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2010, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2010, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2010, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$5,691,269	$12,045,281

During the year ended December 31, 2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2010, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$29,532,844	$12,097,608	$2,548,152	$9,549,456

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$98,357	$98,357

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid*
$649,084	$649,084

*	The tax character of total distributions paid differs from that within the Statement of Changes because of the reorganization of the JPMorgan Insurance International Equity Portfolio with the Predecessor Portfolio. The Predecessor Portfolio’s performance and financial history have been adopted for financial statement purposes, whereas the JPMorgan Insurance Trust International Equity Portfolio is the surviving portfolio for tax purposes.

At December 31, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$666,792	$(3,335,037)	$9,554,359

The cumulative timing differences primarily consist of trustee deferred compensation and wash sale loss deferrals.

As of December 31, 2010, the Portfolio had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2016	2017		Total
$1,565,299	$1,769,738	*	$3,335,037

*	The 2017 amount includes $1,406,882 of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

During the year ended December 31, 2010, the Portfolio utilized capital loss carryforwards in the amount of $580,971 and wrote off $124,103 due to IRS Sections 382-383 limitations.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2010, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The Portfolio may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Portfolio to additional risks

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the Portfolio’s securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of December 31, 2010, substantially all of the Portfolio’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As December 31, 2010, the Portfolio invested approximately 24.2% of its total investments in the United Kingdom.

8. Business Combinations

In November, 2008, the Boards of Trustees of the Trust and J.P. Morgan Series Trust II approved management’s proposal to merge JPMorgan International Equity Portfolio (the “Target Portfolio”) into JPMorgan Insurance Trust International Equity Portfolio (the “Acquiring Portfolio”). The Agreement and Plan of Reorganization with respect to the Target Portfolio was approved by the Target Portfolio’s shareholders at a special meeting of shareholders held on April 1, 2009. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on April 24, 2009. The Acquiring Portfolio acquired all of the assets and liabilities of the Target Portfolio as shown in the table below. As described in Note 1, the Target Portfolio’s performance and financial history have been adopted by the Acquiring Portfolio. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Portfolio received 1.000 Class 1 share in the Acquiring Portfolio in exchange for each share held in the Target Portfolio as of the close of business on date of the reorganization. The investment portfolio of the Target Portfolio, with a fair value of $37,973,597 and identified cost of $43,336,799 as of the date of the reorganization, was the principal asset acquired by the Acquiring Portfolio. For financial statement purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Target Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Portfolio
JPMorgan International Equity Portfolio	5,601,034	$38,551,765	$6.88	$(5,364,006)

Acquiring Portfolio
JPMorgan Insurance Trust International Equity Portfolio				(1,652,498)
Class 2	361,535	3,343,698	9.25

Post Reorganization
JPMorgan Insurance Trust International Equity Portfolio				(7,016,504)
Class 1	5,601,034	38,551,765	6.88
Class 2	485,790	3,343,698	6.88

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust International Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust International Equity Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 17, 2011

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	145	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	145	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	145	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	145	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	145	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	145	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	145	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	145	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	145	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	21

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	145	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	145	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	145	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	145	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (145 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with subadvisers to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Michael J. Tansley (1964), Controller (2008)	Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase,
Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003-2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	23

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2010, and continued to hold your shares at the end of the reporting period, December 31, 2010.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During July 1, 2010 to December 31, 2010*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,252.50	$5.79	1.02%
Hypothetical	1,000.00	1,020.06	5.19	1.02
Class 2
Actual	1,000.00	1,249.70	7.20	1.27
Hypothetical	1,000.00	1,018.80	6.46	1.27

*	Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2010, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 18, 2010.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor, on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Portfolio’s performance compared to the performance of the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to enhancements to the Advisor’s risk governance model in light of recent market turbulence and reports showing that the Advisor has consistently complied with the investment policies and restrictions of the Portfolio. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Portfolio, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for the Portfolio.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Advisor, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the J.P. Morgan Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the second, second and third quintiles for Class 1 shares for the one-, three-, and five-year periods ended December 31, 2009, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that they were satisfied with the Advisor’s analysis of the Portfolio’s performance.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	27

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. December 2010.	AN-JPMITIEP-1210

Annual Report

JPMorgan Insurance Trust

December 31, 2010

JPMorgan Insurance Trust Intrepid Growth Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE This material must be preceded or accompanied by a current prospectus.

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 20, 2011 (Unaudited)

Dear Shareholder:

It’s only natural for investors to try to ring in the new year with some degree of optimism. Last year, for example, as we slowly emerged from the global financial crisis, we welcomed some encouraging signs that a modest economic recovery was beginning. Today, although the economy can hardly be described as robust, we continue to see signs of improvement.

“Today, although the economy can hardly be described as robust, we continue to see signs of improvement.”

Despite volatility, equities turn in double-digit performance

Investors kicked off 2010 by reacting positively to two consecutive quarters of positive earnings reports. However, this optimism was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction in the middle of 2010.

After experiencing a period of volatility towards the end of the summer, the markets finished the year strongly and posted a second year of double digit returns. Investors were encouraged by improved economic expectations and job growth, as well as the combination of the Federal Reserve’s (the “Fed”) launch of quantitative easing (QE2) and Congress’ extension of the Bush-era tax cuts. As of the 12-month reporting period ended December 31, 2010, the S&P 500 had reached a level of 1,258, an increase of 15.1% from a year prior.

Small and mid cap stocks lead style categories

Small and mid cap stocks led the style categories over the 12 month period ended December 31, 2010 (the Russell 2000 Index returned 26.9% and the Russell Mid Cap Index returned 25.5% compared to 16.1% as measured by the Russell 1000 Index). Overall, growth stocks fared better than value in the small cap, mid cap and large cap space. The Russell 1000 Growth Index returned 16.7% for the 12-month reporting period, compared to 15.5% for the Russell 1000 Value Index. With regard to mid cap stocks, the Russell Midcap Growth Index returned 26.4%, while the Russell Midcap Value Index returned 24.8%. In the small cap segment, the Russell 2000 Growth Index outpaced the Russell 2000 Value Index, with a return of 29.1%, compared to 24.5%, as of the end of the 12-month period.

Treasuries move higher, pushing yields to historic lows

As investors continued to move into the relative safety of fixed income, yields trended lower, often to historical levels, for most of 2010. Yet, as the year drew to a close, investors began to seek out riskier assets, causing yields to spike sharply. As of the end of the 12-month period ended December 31, 2010, the yields on the benchmark 10-year U.S. Treasury bond declined from 3.9% to 3.3%. Yields on the 30-year U.S. Treasury bond slid from 4.6% to 4.3% as of the end of the period, and the two-year U.S. Treasury note dipped from 1.1% to 0.6%.

In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 6.5%, while the Barclays Capital High Yield Index returned 15.1%, and the Barclays Capital Emerging Markets Index returned 12.8% for the 12-month period ended December 31, 2010.

The pace of recovery

Despite last year’s stock market gains, the economy continues to send mixed signals about the recovery. On the one hand, we are encouraged that gross domestic product (GDP) continues to grow and that corporate earnings continue to exceed estimates. On the other hand, we are discouraged by the fact the economy continues to be restrained by state and local government cutbacks, sluggish job growth, and a hibernating home building industry. Against this backdrop, it makes sense for investors to maintain a balanced approach, as while some aspects of the economy appear to be improving, other aspects continue to struggle, and as of this writing, remain quite unpredictable.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Intrepid Growth Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2010

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	16.10%
Russell 1000 Growth Index	16.71%

Net Assets as of 12/31/2010 (In Thousands)	$45,542,722

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Intrepid Growth Portfolio (the “Portfolio”) seeks to provide long-term capital growth.

HOW DID THE MARKET PERFORM?

Stock markets in most parts of the world rose for first quarter of 2010, maintaining the upward momentum they enjoyed after the March 2009 market bottom. Stock prices declined in the second quarter of 2010 as risk aversion returned in April amid concerns about the threat of systemic fallout from Europe’s debt crisis. However, stocks recovered during the third and fourth quarters of 2010 on strong corporate earnings, better-than-expected economic data, a return of merger and acquisition activity and accommodative policies from the U.S. Federal Reserve and the Bank of Japan. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut.

U.S. equities, as measured by the S&P 500 Index, returned 15.06% for the twelve months ended December 31, 2010. Among U.S. stocks, small- and mid-cap stocks outperformed large-cap stocks, while growth stocks outperformed value stocks across all asset classes during the reporting period.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) underperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended December 31, 2010. The Portfolio’s stock selection in the health care and information technology sectors detracted from relative performance, while the Portfolio’s materials and energy holdings contributed to the Portfolio’s relative performance.

Individual detractors from relative performance included the Portfolio’s positions in General Dynamics Corp. and Microsoft Corp. General Dynamics Corp., an aerospace and defense company, was hurt by concerns about potential cuts in the U.S. defense budget, particularly for the company’s amphibious landing craft. Shares of Microsoft Corp. declined on investor concerns about market share losses following the strong sales of Apple’s newly released iPad tablet PC.

Individual contributors to the Portfolio’s relative performance included National Oilwell Varco, Inc. and Cummins Inc. Shares of National Oilwell Varco, Inc. rose as investors reacted positively to the oil well services and equipment provider’s third quarter results and its announced acquisition of Advanced Production and Loading PLC, a subsidiary of BW Offshore Limited. Cummins Inc., a provider of components for truck engines, benefited from growing demand for trucks in emerging markets and the replacement of aging truck fleets by companies in North America.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers used the JPMorgan Intrepid investment philosophy, which is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by biases and emotional reactions and theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The JPMorgan Intrepid investment team (the “Team”) aimed to capitalize on these market inefficiencies by targeting stocks that were attractively valued with strong momentum characteristics, seeking stocks with increasing prices that the portfolio managers believed would continue to increase. The investment process started with a disciplined proprietary ranking methodology that attempted to identify stocks in each sector that had more attractive value and stronger momentum characteristics relative to the Benchmark. In addition, the Team looked to sell stocks held in the Portfolio that became overvalued and/or experienced momentum that deteriorated materially, replacing them with more attractive stocks identified by the proprietary ranking methodology. The Team combined its value and momentum factors with disciplined portfolio construction, qualitative research and value-added trading.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	5.8%
2.	Exxon Mobil Corp.	4.9
3.	International Business Machines Corp.	4.1
4.	Microsoft Corp.	3.5
5.	Oracle Corp.	3.2
6.	Wal-Mart Stores, Inc.	2.2
7.	QUALCOMM, Inc.	2.1
8.	Cummins, Inc.	1.9
9.	Freeport-McMoRan Copper & Gold, Inc.	1.8
10.	Eaton Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	29.6%
Consumer Discretionary	15.0
Industrials	12.3
Energy	11.1
Health Care	9.0
Consumer Staples	8.2
Financials	5.6
Materials	5.4
Telecommunication Services	1.1
Utilities	0.4
Short-Term Investment	2.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Portfolio’s composition is subject to change.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Intrepid Growth Portfolio

PORTFOLIO COMMENTARY

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	8/1/94	16.10%	2.19%	(0.93)%
CLASS 2 SHARES	8/16/06	15.81	1.97	(1.03)

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective November 1, 2006, the Portfolio’s investment objective and strategies changed. Although past performance is not necessarily an indication of how the Portfolio will perform in the future, in view of these changes, the Portfolio’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Portfolio.

Returns for Class 2 Shares prior to their inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Intrepid Growth Portfolio, Russell 1000 Growth Index and the Lipper Variable Underlying Funds Large-Cap Growth Funds Index from December 31, 2000 to December 31, 2010. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Variable Underlying Funds Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

JPMorgan Insurance Trust Intrepid Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.6%
	Consumer Discretionary — 15.0%
	Auto Components — 0.4%
3,200	TRW Automotive Holdings Corp. (a)	168,640

	Automobiles — 1.5%
27,200	Ford Motor Co. (a)	456,688
6,100	General Motors Co. (a)	224,846

		681,534

	Diversified Consumer Services — 0.4%
1,700	ITT Educational Services, Inc. (a)	108,273
2,300	Weight Watchers International, Inc.	86,227

		194,500

	Hotels, Restaurants & Leisure — 2.8%
3,300	Darden Restaurants, Inc.	153,252
3,600	Las Vegas Sands Corp. (a)	165,420
1,400	McDonald’s Corp.	107,464
14,700	Starbucks Corp.	472,311
6,700	Wyndham Worldwide Corp.	200,732
1,700	Wynn Resorts Ltd.	176,528

		1,275,707

	Household Durables — 0.4%
2,200	Whirlpool Corp.	195,426

	Internet & Catalog Retail — 0.6%
1,500	Amazon.com, Inc. (a)	270,000

	Leisure Equipment & Products — 0.6%
2,600	Hasbro, Inc.	122,668
5,400	Mattel, Inc.	137,322

		259,990

	Media — 1.9%
32,200	CBS Corp., Class B	613,410
12,000	Gannett Co., Inc. (c)	181,080
1,800	Viacom, Inc., Class B	71,298

		865,788

	Multiline Retail — 1.8%
2,400	Dollar Tree, Inc. (a)	134,592
2,600	Family Dollar Stores, Inc.	129,246
9,250	Macy’s, Inc.	234,025
5,200	Target Corp.	312,676

		810,539

	Specialty Retail — 3.6%
2,700	Advance Auto Parts, Inc.	178,605
2,600	AutoZone, Inc. (a)	708,734
11,900	Limited Brands, Inc.	365,687
4,800	Signet Jewelers Ltd., (Bermuda) (a)	208,320
5,300	Williams-Sonoma, Inc.	189,157

		1,650,503

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 1.0%
2,500	Deckers Outdoor Corp. (a) (c)	199,350
1,200	Fossil, Inc. (a)	84,576
2,600	Phillips-Van Heusen Corp.	163,826

		447,752

	Total Consumer Discretionary	6,820,379

	Consumer Staples — 8.2%
	Beverages — 0.3%
6,300	Constellation Brands, Inc., Class A (a)	139,545

	Food & Staples Retailing — 2.2%
18,950	Wal-Mart Stores, Inc.	1,021,974

	Food Products — 0.5%
4,300	Smithfield Foods, Inc. (a)	88,709
7,900	Tyson Foods, Inc., Class A	136,038

		224,747

	Household Products — 1.3%
1,100	Energizer Holdings, Inc. (a)	80,190
8,400	Kimberly-Clark Corp.	529,536

		609,726

	Personal Products — 0.6%
3,900	Herbalife Ltd., (Cayman Islands)	266,643

	Tobacco — 3.3%
16,550	Altria Group, Inc.	407,461
6,300	Lorillard, Inc.	516,978
9,600	Philip Morris International, Inc.	561,888

		1,486,327

	Total Consumer Staples	3,748,962

	Energy — 11.0%
	Energy Equipment & Services — 2.3%
5,900	Halliburton Co.	240,897
2,300	Helmerich & Payne, Inc.	111,504
10,250	National Oilwell Varco, Inc.	689,312

		1,041,713

	Oil, Gas & Consumable Fuels — 8.7%
2,400	Apache Corp.	286,152
6,600	Chevron Corp.	602,250
2,400	Devon Energy Corp.	188,424
30,500	Exxon Mobil Corp.	2,230,160
5,050	Occidental Petroleum Corp.	495,405
1,600	Whiting Petroleum Corp. (a)	187,504

		3,989,895

	Total Energy	5,031,608

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Intrepid Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Financials — 5.6%
	Capital Markets — 1.5%
11,600	Ameriprise Financial, Inc.	667,580

	Consumer Finance — 1.1%
12,100	Capital One Financial Corp.	514,976

	Diversified Financial Services — 0.5%
42,800	Citigroup, Inc. (a)	202,444

	Insurance — 1.7%
6,700	Lincoln National Corp.	186,327
2,500	MetLife, Inc.	111,100
3,500	Protective Life Corp.	93,240
6,800	Prudential Financial, Inc.	399,228

		789,895

	Real Estate Investment Trusts (REITs) — 0.8%
24,600	Chimera Investment Corp.	101,106
2,050	Digital Realty Trust, Inc.	105,657
1,712	Simon Property Group, Inc.	170,327

		377,090

	Total Financials	2,551,985

	Health Care — 9.0%
	Biotechnology — 2.3%
2,950	Amgen, Inc. (a)	161,955
9,000	Biogen Idec, Inc. (a)	603,450
2,700	Cephalon, Inc. (a) (c)	166,644
1,400	Genzyme Corp. (a)	99,680

		1,031,729

	Health Care Equipment & Supplies — 2.6%
3,400	Cooper Cos., Inc. (The)	191,556
4,500	Hill-Rom Holdings, Inc.	177,165
4,600	Kinetic Concepts, Inc. (a)	192,648
5,900	Medtronic, Inc.	218,831
5,100	St. Jude Medical, Inc. (a)	218,025
3,800	Zimmer Holdings, Inc. (a)	203,984

		1,202,209

	Health Care Providers & Services — 1.6%
2,700	Humana, Inc. (a)	147,798
11,100	UnitedHealth Group, Inc.	400,821
4,300	Universal Health Services, Inc., Class B	186,706

		735,325

	Health Care Technology — 0.4%
4,000	SXC Health Solutions Corp. (a)	171,440

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 2.1%
3,500	Endo Pharmaceuticals Holdings, Inc. (a)	124,985
2,600	Hospira, Inc. (a)	144,794
30,700	Pfizer, Inc.	537,557
6,750	Warner Chilcott plc, (Ireland), Class A	152,280

		959,616

	Total Health Care	4,100,319

	Industrials — 12.3%
	Aerospace & Defense — 1.4%
9,100	General Dynamics Corp.	645,736

	Air Freight & Logistics — 0.6%
4,000	United Parcel Service, Inc., Class B	290,320

	Airlines — 0.9%
18,900	Delta Air Lines, Inc. (a)	238,140
6,100	United Continental Holdings, Inc. (a)	145,302

		383,442

	Commercial Services & Supplies — 0.3%
8,100	R.R. Donnelley & Sons Co	141,507

	Electrical Equipment — 1.0%
8,100	Emerson Electric Co.	463,077

	Machinery — 8.1%
7,900	Cummins, Inc.	869,079
7,100	Eaton Corp.	720,721
2,500	Gardner Denver, Inc.	172,050
2,000	Joy Global, Inc.	173,500
11,400	PACCAR, Inc.	654,588
7,700	Parker Hannifin Corp.	664,510
4,500	Timken Co.	214,785
3,300	WABCO Holdings, Inc. (a)	201,069

		3,670,302

	Total Industrials	5,594,384

	Information Technology — 29.6%
	Communications Equipment — 2.9%
1,500	F5 Networks, Inc. (a)	195,240
3,500	Harris Corp.	158,550
19,200	QUALCOMM, Inc.	950,208

		1,303,998

	Computers & Peripherals — 10.2%
8,205	Apple, Inc. (a)	2,646,605
11,200	Dell, Inc. (a)	151,760
23,300	EMC Corp. (a)	533,570
13,920	Hewlett-Packard Co.	586,032

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Computers & Peripherals — Continued
4,700	Lexmark International, Inc., Class A (a) (c)	163,654
5,100	NetApp, Inc. (a) (c)	280,296
5,100	SanDisk Corp. (a)	254,286
2,200	Seagate Technology plc, (Ireland) (a)	33,066

		4,649,269

	Internet Software & Services — 0.4%
6,000	IAC/InterActiveCorp. (a)	172,200

	IT Services — 4.9%
2,650	Alliance Data Systems Corp. (a) (c)	188,230
12,850	International Business Machines Corp.	1,885,866
4,200	VeriFone Systems, Inc. (a)	161,952

		2,236,048

	Office Electronics — 0.4%
15,300	Xerox Corp.	176,256

	Semiconductors & Semiconductor Equipment — 2.9%
17,300	Intersil Corp., Class A (c)	264,171
11,850	Marvell Technology Group Ltd., (Bermuda) (a)	219,817
6,700	Novellus Systems, Inc. (a)	216,544
21,100	NVIDIA Corp. (a)	324,940
10,200	Xilinx, Inc.	295,596

		1,321,068

	Software — 7.9%
57,400	Microsoft Corp.	1,602,608
46,540	Oracle Corp.	1,456,702
6,300	VMware, Inc., Class A (a) (c)	560,133

		3,619,443

	Total Information Technology	13,478,282

	Materials — 5.4%
	Chemicals — 3.2%
3,000	Ashland, Inc.	152,580
4,600	Celanese Corp., Class A	189,382
3,400	E.l. du Pont de Nemours & Co.	169,592
1,100	Eastman Chemical Co.	92,488
1,800	Lubrizol Corp.	192,384
8,200	PPG Industries, Inc.	689,374

		1,485,800

	Metals & Mining — 2.2%
2,100	Cliffs Natural Resources, Inc.	163,821
6,900	Freeport-McMoRan Copper & Gold, Inc.	828,621

		992,442

	Total Materials	2,478,242

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 1.1%
10,502	CenturyLink, Inc. (c)	484,877

	Utilities — 0.4%
	Gas Utilities — 0.4%
3,400	Energen Corp.	164,084

	Total Common Stocks (Cost $36,906,469)	44,453,122

Short-Term Investment — 2.3%
	Investment Company — 2.3%
1,051,838	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $1,051,838)	1,051,838

Investments of Cash Collateral for Securities on Loan — 3.4%
	Investment Company — 3.4%
1,548,216	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $1,548,216)	1,548,216

	Total Investments — 103.3% (Cost $39,506,523)	47,053,176
	Liabilities in Excess of Other Assets — (3.3)%	(1,510,454)

	NET ASSETS — 100.0%	$45,542,722

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Intrepid Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
16	E-mini S&P 500	03/18/11	$1,002,400	$4,765

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(l)	— The rate shown is the current yield as of December 31, 2010.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2010

Intrepid Growth Portfolio
ASSETS:
Investments in non-affiliates, at value	$44,453,122
Investments in affiliates, at value	2,600,054

Total investment securities, at value	47,053,176
Cash	157
Deposits at broker for futures	175,000
Receivables:
Investment securities sold	44,828
Portfolio shares sold	17
Interest and dividends	35,648
Securities lending income	102
Other assets	69,783

Total Assets	47,378,711

LIABILITIES:
Payables:
Investment securities purchased	183,967
Collateral for securities lending program	1,548,216
Portfolio shares redeemed	24,411
Variation margin on futures contracts	450
Accrued liabilities:
Investment advisory fees	20,687
Administration fees	5,409
Distribution fees	3
Custodian and accounting fees	11,790
Trustees’ and Chief Compliance Officer’s fees	522
Other	40,534

Total Liabilities	1,835,989

Net Assets	$45,542,722

NET ASSETS:
Paid in capital	$75,321,808
Accumulated undistributed net investment income	433,803
Accumulated net realized gains (losses)	(37,764,307)
Net unrealized appreciation (depreciation)	7,551,418

Total Net Assets	$45,542,722

Net Assets:
Class 1	$45,526,077
Class 2	16,645

Total	$45,542,722

Outstanding units of beneficial interest (shares)
(unlimited amount authorized, no par value):
Class 1	3,007,873
Class 2	1,102

Net asset value, offering and redemption price per share:
Class 1	$15.14
Class 2	15.11

Cost of investments in non-affiliates	$36,906,469
Cost of investments in affiliates	2,600,054
Value of securities on loan	1,505,380

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	9

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

Intrepid Growth Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$4,201
Dividend income from non-affiliates	842,061
Dividend income from affiliates	988
Income from securities lending (net)	5,172

Total investment income	852,422

EXPENSES:
Investment advisory fees	300,083
Administration fees	42,566
Distribution fees — Class 2	37
Custodian and accounting fees	35,223
Interest expense to affiliates	4
Professional fees	47,883
Trustees’ and Chief Compliance Officer’s fees	421
Printing and mailing costs	35,371
Transfer agent fees	2,202
Other	9,820

Total expenses	473,610

Less amounts waived	(59,503)
Less earnings credits	(2)

Net expenses	414,105

Net investment income (loss)	438,317

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	7,245,110
Futures	193,867

Net realized gain (loss)	7,438,977

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(1,181,947)
Futures	(7,010)

Change in net unrealized appreciation (depreciation)	(1,188,957)

Net realized/unrealized gains (losses)	6,250,020

Change in net assets resulting from operations	$6,688,337

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Intrepid Growth Portfolio
	Year Ended 12/31/2010	Year Ended 12/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$438,317	$442,421
Net realized gain (loss)	7,438,977	(1,540,791)
Change in net unrealized appreciation (depreciation)	(1,188,957)	14,964,770

Change in net assets resulting from operations	6,688,337	13,866,400

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(461,071)	(371,375)
Class 2
From net investment income	(108)	(55)

Total distributions to shareholders	(461,179)	(371,430)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(11,485,166)	(9,167,148)

NET ASSETS:
Change in net assets	(5,258,008)	4,327,822
Beginning of period	50,800,730	46,472,908

End of period	$45,542,722	$50,800,730

Accumulated undistributed net investment income	$433,803	$455,147

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$2,608,830	$4,278,445
Dividends and distributions reinvested	461,071	371,375
Cost of shares redeemed	(14,555,175)	(13,817,023)

Change in net assets from Class 1 capital transactions	$(11,485,274)	$(9,167,203)

Class 2
Dividends and distributions reinvested	$108	$55

Change in net assets from Class 2 capital transactions	$108	$55

Total change in net assets from capital transactions	$(11,485,166)	$(9,167,148)

SHARE TRANSACTIONS:
Class 1
Issued	197,265	389,689
Reinvested	32,396	38,012
Redeemed	(1,088,309)	(1,271,604)

Change in Class 1 Shares	(858,648)	(843,903)

Class 2
Reinvested	8	5

Change in Class 2 Shares	8	5

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Intrepid Growth Portfolio
Class 1
Year Ended December 31, 2010	$13.13	$0.13	(e)(f)	$2.01	(f)	$2.14	$(0.13)
Year Ended December 31, 2009	9.86	0.12	(g)	3.23	(g)(h)	3.35	(0.08)
Year Ended December 31, 2008	16.37	0.09		(6.47	)(i)	(6.38)	(0.13)
Year Ended December 31, 2007	14.70	0.08	(e)	1.62		1.70	(0.03)
Year Ended December 31, 2006	13.96	0.02		0.73		0.75	(0.01)

Class 2
Year Ended December 31, 2010	13.12	0.10	(e)(f)	1.99	(f)	2.09	(0.10)
Year Ended December 31, 2009	9.84	0.08	(g)	3.25	(g)(h)	3.33	(0.05)
Year Ended December 31, 2008	16.33	0.04		(6.44	)(i)	(6.40)	(0.09)
Year Ended December 31, 2007	14.69	0.04	(e)	1.61		1.65	(0.01)
August 16, 2006 (j) through December 31, 2006	13.88	0.01		0.80		0.81	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes a gain resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $1.98 and $1.97, and the return would have been 16.10% and 15.81% for Class 1 and Class 2 Shares, respectively. The impact on net investment income (loss) per share and the net investment income (loss) ratio was less than $0.01 and 0.01%, respectively, for Class 1 and Class 2 Shares.
(g)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net investment income (loss) per share would have been $0.10 and $0.06, the net realized and unrealized gains (losses) on investments per share would have been $3.19 and $3.20, the total return would have been 33.71% and 33.32%, and the net investment income (loss) ratio would have been 0.94% and 0.69% for Class 1 and Class 2 Shares, respectively.
(h)	Affiliates of JPMorgan Chase & Co. reimbursed the Portfolio for losses incurred from an operational error. Without this payment, the net realized and unrealized gains (losses) on investments per share would have been $3.24 and the total return would have been 33.93% for Class 2 Shares. There was no impact to the net realized and unrealized gains (losses) on investments per share or total return for Class 1 Shares.
(i)	Includes a gain resulting from a litigation payment on a security owned in a prior year. Without this gain, the net realized and unrealized gains (losses) on investments per share would have been $(6.53) and $(6.50) and the total return would have been (39.59)% and (39.73)% for Class 1 Shares and Class 2 Shares, respectively.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$15.14	16.33	%(f)	$45,426	0.90%	0.95	%(f)	1.02%	126%
13.13	34.32	(g)(h)	50,786	0.90	0.96	(g)	1.07	134
9.86	(39.22	)(i)	46,462	0.90	0.54		0.94	132
16.37	11.55		97,736	0.88	0.51		0.90	137
14.70	5.37		220,344	0.87	0.17		0.87	145

15.11	15.96	(f)	17	1.15	0.72	(f)	1.27	126
13.12	34.03	(g)(h)	14	1.15	0.70	(g)	1.32	134
9.84	(39.36	)(i)	11	1.15	0.30		1.19	132
16.33	11.25		18	1.14	0.22		1.16	137
14.69	5.84		16	1.14	0.11		1.14	145

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Intrepid Growth Portfolio	Class 1 and Class 2	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value heirachy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$47,053,176	$—	$—	$47,053,176

Appreciation in Other Financial Instruments
Futures Contracts	$4,765	$—	$—	$4,765

#	Portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended December 31, 2010.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Portfolio’s derivatives activities during the year ended December 31, 2010:

Futures Contracts:
Average Notional Balance Long	$676,412
Ending Notional Balance Long	1,002,400

C. Securities Lending — The Portfolio may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Portfolio. Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations. For the year ended December 31, 2010, the Portfolio earned $6,180 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (continued)

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the SOI. At December 31, 2010, the value of outstanding securities on loan and the value of Collateral Investments were as follows:

Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
$1,505,380	$1,548,216	$1,548,216

The Portfolio bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund in the amount of $4,379. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(43,478,123)	$1,518	$43,476,605

The reclassifications for the Portfolio relate primarily to expiration of capital loss carryforwards.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Portfolio. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2010, the annual effective rate was 0.09% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The contractual expense limitation agreements were in effect for the year ended December 31, 2010. The expense limitation percentages in the table above are in place until at least April 30, 2011.

For the year ended December 31, 2010, the Advisor contractually waived fees for the Portfolio in the amount of $58,067. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended December 31, 2010 (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) was $1,436.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2010, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (continued)

The Portfolio may use related party broker/dealers. For the year ended December 31, 2010, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2010, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$56,700,756	$68,362,210

During the year ended December 31, 2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2010, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$39,762,275	$7,494,581	$203,680	$7,290,901

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$461,179	$461,179

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$371,430	$371,430

At December 31, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital-Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$438,321	$(37,503,790)	$7,290,901

The cumulative timing differences primarily consist of wash sale loss deferrals and trustee deferred compensation.

As of December 31, 2010, the Portfolio had the following net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2011	2013	2016	2017	Total
$15,519,251	$4,697,466	$5,636,634	$11,650,439	$37,503,790

During the year ended December 31, 2010, the Portfolio utilized capital loss carryforwards of $6,787,373.

During the year ended December 31, 2010, the Portfolio had expired capital loss carryforwards in the amount of $43,478,123.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely dis-

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

position of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Portfolio had no borrowings outstanding from another portfolio or from the unsecured, uncommitted credit facility at December 31, 2010, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Intrepid Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Intrepid Growth Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 17, 2011

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	145	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	145	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	145	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	145	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	145	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	145	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	145	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	145	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	145	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

21

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	145	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	145	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	145	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	145	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (145 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with subadvisers to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

22

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Michael J. Tansley (1964), Controller (2008)	Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase,
Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003-2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	23

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2010, and continued to hold your shares at the end of the reporting period, December 31, 2010.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During July 1, 2010 to December 31, 2010*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,264.50	$5.14	0.90%
Hypothetical	1,000.00	1,020.67	4.58	0.90
Class 2
Actual	1,000.00	1,262.80	6.56	1.15
Hypothetical	1,000.00	1,019.41	5.85	1.15

*	Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2010, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 18, 2010.

JPMorgan Investment Advisors Inc. (“JPMIA”) served as the investment adviser to the Portfolio until January 1, 2010, when its investment advisory business was transferred to the Advisor, which became the investment adviser for the Portfolio. The appointment of the Advisor did not change the Portfolio’s portfolio management team or investment strategies, the investment advisory fees charged to the Portfolio or the terms of the Portfolio’s investment advisory agreement (other than the name of the investment adviser).

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor (including applicable information relating to JPMIA prior to January 1, 2010), on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Portfolio’s performance compared to the performance of the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to enhancements to the Advisor’s risk governance model in light of recent market turbulence and reports showing that the Advisor has consistently complied with the investment policies and restrictions of the Portfolio. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Portfolio, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board also considered the Advisor’s use of third-party soft dollar arrangements with respect to securities transactions in U.S. equity securities.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Advisor, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the J.P. Morgan Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the fourth, third and fourth quintiles for Class 1 shares for the one-, three-, and five-year periods ended December 31, 2009, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that they were satisfied with the Advisor’s analysis of the Portfolio’s performance.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the first and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	27

TAX LETTER

(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolios’ income and distributions for the taxable year ended December 31, 2010. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2010. The information necessary to complete your income tax returns for the calendar year ending December 31, 2010 will be received under separate cover.

Dividends Received Deductions (DRD)

100.00% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2010.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. December 2010.	AN-JPMITIGP-1210

Annual Report

JPMorgan Insurance Trust

December 31, 2010

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE This material must be preceded or accompanied by a current prospectus.

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 20, 2011 (Unaudited)

Dear Shareholder:

It’s only natural for investors to try to ring in the new year with some degree of optimism. Last year, for example, as we slowly emerged from the global financial crisis, we welcomed some encouraging signs that a modest economic recovery was beginning. Today, although the economy can hardly be described as robust, we continue to see signs of improvement.

“Today, although the economy can hardly be described as robust, we continue to see signs of improvement.”

Despite volatility, equities turn in double-digit performance

Investors kicked off 2010 by reacting positively to two consecutive quarters of positive earnings reports. However, this optimism was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction in the middle of 2010.

After experiencing a period of volatility towards the end of the summer, the markets finished the year strongly and posted a second year of double digit returns. Investors were encouraged by improved economic expectations and job growth, as well as the combination of the Federal Reserve’s (the “Fed”) launch of quantitative easing (QE2) and Congress’ extension of the Bush-era tax cuts. As of the 12-month reporting period ended December 31, 2010, the S&P 500 had reached a level of 1,258, an increase of 15.1% from a year prior.

Small and mid cap stocks lead style categories

Small and mid cap stocks led the style categories over the 12 month period ended December 31, 2010 (the Russell 2000 Index returned 26.9% and the Russell Mid Cap Index returned 25.5% compared to 16.1% as measured by the Russell 1000 Index). Overall, growth stocks fared better than value in the small cap, mid cap and large cap space. The Russell 1000 Growth Index returned 16.7% for the 12-month reporting period, compared to 15.5% for the Russell 1000 Value Index. With regard to mid cap stocks, the Russell Midcap Growth Index returned 26.4%, while the Russell Midcap Value Index returned 24.8%. In the small cap segment, the Russell 2000 Growth Index outpaced the Russell 2000 Value Index, with a return of 29.1%, compared to 24.5%, as of the end of the 12-month period.

Treasuries move higher, pushing yields to historic lows

As investors continued to move into the relative safety of fixed income, yields trended lower, often to historical levels, for most of 2010. Yet, as the year drew to a close, investors began to seek out riskier assets, causing yields to spike sharply. As of the end of the 12-month period ended December 31, 2010, the yields on the benchmark 10-year U.S. Treasury bond declined from 3.9% to 3.3%. Yields on the 30-year U.S. Treasury bond slid from 4.6% to 4.3% as of the end of the period, and the two-year U.S. Treasury note dipped from 1.1% to 0.6%.

In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 6.5%, while the Barclays Capital High Yield Index returned 15.1%, and the Barclays Capital Emerging Markets Index returned 12.8% for the 12-month period ended December 31, 2010.

The pace of recovery

Despite last year’s stock market gains, the economy continues to send mixed signals about the recovery. On the one hand, we are encouraged that gross domestic product (GDP) continues to grow and that corporate earnings continue to exceed estimates. On the other hand, we are discouraged by the fact the economy continues to be restrained by state and local government cutbacks, sluggish job growth, and a hibernating home building industry. Against this backdrop, it makes sense for investors to maintain a balanced approach, as while some aspects of the economy appear to be improving, other aspects continue to struggle, and as of this writing, remain quite unpredictable.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

Reporting Period Return:
Portfolio (Class 1 Shares)*	19.52%
Russell Midcap Index	25.47%

Net Assets as of 12/31/2010	$38,573,170

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (the “Portfolio”) seeks long-term capital growth by investing primarily in equity securities with intermediate capitalizations.

HOW DID THE MARKET PERFORM?

Stock markets in most parts of the world rose for first quarter of 2010, maintaining the upward momentum they enjoyed after the March 2009 market bottom. Stock prices declined in the second quarter of 2010 as risk aversion returned in April amid concerns about the threat of systemic fallout from Europe’s debt crisis. However, stocks recovered during the third and fourth quarters of 2010 on strong corporate earnings, better-than-expected economic data, a return of merger and acquisition activity and accommodative policies from the U.S. Federal Reserve and the Bank of Japan. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut.

U.S. equities, as measured by the S&P 500 Index, returned 15.06% for the twelve months ended December 31, 2010. Among U.S. stocks, small- and mid-cap stocks outperformed large-cap stocks, while growth stocks outperformed value stocks across all asset classes during the reporting period.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) underperformed the Russell Midcap Index for the twelve months ended December 31, 2010, as negative stock selection in the information technology and consumer discretionary sectors more than offset positive stock selection in the materials and telecommunication services sectors.

Individual detractors from the Portfolio’s relative performance included Gannett Co., Inc. and H&R Block, Inc. Gannett Co., Inc.,

a printing and publishing company, was hurt by investor concerns about lower advertising revenue generated from its newspaper business. Shares of H&R Block, Inc., which provides tax consulting services, declined amid investor concerns that competition from on-line tax services and the high unemployment rate would decrease demand for the company’s services.

Individual contributors to the Portfolio’s relative performance included Cooper Cos., Inc. and TRW Automotive Holdings Corp. Eye-care and surgical products maker Cooper Cos., Inc. reported strong third- and fourth-quarter fiscal 2010 net income, boosted by robust growth from its eye-care division and surgical unit. TRW Automotive Holdings Corp., an auto and truck parts manufacturer, benefited from recovering vehicle demand and its growing presence in emerging markets.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers employed the JPMorgan Intrepid investment philosophy, which is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by biases and emotional reactions and theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The JPMorgan Behavioral Finance investment team (the “Team”) aimed to capitalize on these market inefficiencies by targeting stocks with attractive valuations and strong fundamentals. Additionally, the Team looked to sell stocks when they stopped exhibiting these characteristics. The Team used a disciplined quantitative ranking methodology to identify attractive stocks in each sector. This screening process was combined with bottom-up fundamental research, as the team rigorously researched the companies identified as attractive to determine their underlying value and potential for future earnings growth.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	PPG Industries, Inc.	2.0%
2.	Cooper Cos., Inc. (The)	1.8
3.	Parker Hannifin Corp.	1.7
4.	Affiliated Managers Group, Inc.	1.4
5.	Walter Energy, Inc.	1.4
6.	Constellation Brands, Inc., Class A	1.3
7.	Signet Jewelers Ltd., (Bermuda)	1.1
8.	Navistar International Corp.	1.1
9.	AmerisourceBergen Corp.	1.1
10.	Wyndham Worldwide Corp.	1.1

PORTFOLIO COMPOSITION BY SECTOR***
Financials	18.9%
Consumer Discretionary	15.5
Information Technology	14.1
Industrials	12.0
Health Care	9.2
Materials	7.9
Utilities	7.4
Energy	5.9
Consumer Staples	4.6
Telecommunication Services	2.0
U.S. Treasury Obligation	0.3
Short-Term Investment	2.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objectives. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Portfolio’s composition is subject to change.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	3/30/95	19.52%	3.09%	4.85%
CLASS 2 SHARES	8/16/06	19.24	2.88	4.74
TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in the Class 1 Shares of the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio, the Russell Midcap Index and the Lipper Variable Underlying Funds Mid-Cap Core Funds Index from December 31, 2000 to December 31, 2010. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Variable Underlying Funds Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.6%
	Consumer Discretionary — 15.5%
	Auto Components — 1.5%
4,200	Autoliv, Inc., (Sweden) (c)	331,548
4,800	TRW Automotive Holdings Corp. (a)	252,960

		584,508

	Distributors — 0.0% (g)
400	Genuine Parts Co.	20,536

	Diversified Consumer Services — 1.8%
2,900	Apollo Group, Inc., Class A (a)	114,521
1,600	Career Education Corp. (a)	33,168
15,750	H&R Block, Inc. (c)	187,582
29,400	Service Corp. International	242,550
2,800	Weight Watchers International, Inc.	104,972

		682,793

	Hotels, Restaurants & Leisure — 1.6%
8,100	Brinker International, Inc.	169,128
1,000	Choice Hotels International, Inc. (c)	38,270
13,700	Wyndham Worldwide Corp.	410,452

		617,850

	Household Durables — 2.3%
1,600	D.R. Horton, Inc.	19,088
2,550	Garmin Ltd., (Switzerland) (c)	79,024
7,100	Jarden Corp.	219,177
7,350	Leggett & Platt, Inc.	167,286
6,700	Newell Rubbermaid, Inc.	121,806
200	NVR, Inc. (a) (c)	138,204
1,900	Stanley Black & Decker, Inc.	127,053

		871,638

	Internet & Catalog Retail — 0.2%
200	priceline.com, Inc. (a)	79,910

	Leisure Equipment & Products — 0.5%
3,250	Hasbro, Inc.	153,335
1,800	Mattel, Inc.	45,774

		199,109

	Media — 2.0%
13,600	CBS Corp., Class B	259,080
4,350	DISH Network Corp., Class A (a)	85,521
21,100	Gannett Co., Inc. (c)	318,399
500	John Wiley & Sons, Inc., Class A	22,620
2,000	McGraw-Hill Cos., Inc. (The)	72,820

		758,440

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multiline Retail — 1.3%
550	Big Lots, Inc. (a)	16,753
12,500	Macy’s, Inc.	316,250
4,300	Nordstrom, Inc.	182,234

		515,237

	Specialty Retail — 4.3%
2,050	Advance Auto Parts, Inc.	135,608
2,300	Aeropostale, Inc. (a)	56,672
400	AutoZone, Inc. (a)	109,036
15,400	GameStop Corp., Class A (a)	352,352
5,250	Gap, Inc. (The)	116,235
1,100	J. Crew Group, Inc. (a)	47,454
6,400	Limited Brands, Inc.	196,672
5,800	RadioShack Corp.	107,242
10,000	Signet Jewelers Ltd., (Bermuda) (a)	434,000
2,100	TJX Cos., Inc.	93,219

		1,648,490

	Total Consumer Discretionary	5,978,511

	Consumer Staples — 4.7%
	Beverages — 1.3%
22,600	Constellation Brands, Inc., Class A (a)	500,590

	Food & Staples Retailing — 0.2%
7,200	SUPERVALU, Inc.	69,336

	Food Products — 1.0%
8,300	Corn Products International, Inc.	381,800

	Household Products — 1.0%
5,400	Energizer Holdings, Inc. (a)	393,660

	Personal Products — 0.9%
4,900	Herbalife Ltd., (Cayman Islands)	335,013

	Tobacco — 0.3%
3,620	Reynolds American, Inc.	118,084

	Total Consumer Staples	1,798,483

	Energy — 5.9%
	Energy Equipment & Services — 2.9%
1,501	Baker Hughes, Inc.	85,812
3,700	Cameron International Corp. (a)	187,701
800	Core Laboratories N.V., (Netherlands)	71,240
700	Diamond Offshore Drilling, Inc.	46,809
1,400	Dresser-Rand Group, Inc. (a)	59,626
1,768	National Oilwell Varco, Inc.	118,898
6,200	Oil States International, Inc. (a)	397,358
400	SEACOR Holdings, Inc.	40,436
2,000	Unit Corp. (a)	92,960

		1,100,840

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — 3.0%
1,200	Alpha Natural Resources, Inc. (a)	72,036
3,800	Cimarex Energy Co.	336,414
2,300	Frontline Ltd., (Bermuda)	58,351
200	Holly Corp.	8,154
2,300	Murphy Oil Corp.	171,465
4,100	Newfield Exploration Co. (a)	295,651
820	Noble Energy, Inc.	70,586
2,900	Southern Union Co.	69,803
2,100	Sunoco, Inc.	84,651

		1,167,111

	Total Energy	2,267,951

	Financials — 18.9%
	Capital Markets — 1.7%
5,400	Affiliated Managers Group, Inc. (a)	535,788
1,800	LPL Investment Holdings, Inc. (a)	65,466
2,300	Raymond James Financial, Inc.	75,210

		676,464

	Commercial Banks — 3.0%
1,350	Bank of Hawaii Corp.	63,734
1,950	BOK Financial Corp. (c)	104,130
700	City National Corp.	42,952
700	Cullen/Frost Bankers, Inc.	42,784
8,400	Fifth Third Bancorp	123,312
5,500	First Republic Bank (a)	160,160
10,100	Huntington Bancshares, Inc.	69,387
13,100	KeyCorp	115,935
1,000	M&T Bank Corp.	87,050
22,300	TCF Financial Corp. (c)	330,263

		1,139,707

	Consumer Finance — 0.8%
16,400	Discover Financial Services	303,892

	Diversified Financial Services — 0.8%
12,850	NASDAQ OMX Group, Inc. (The) (a)	304,673

	Insurance — 5.8%
2,750	Allied World Assurance Co. Holdings Ltd., (Switzerland)	163,460
12,350	American Financial Group, Inc.	398,782
1,950	Arch Capital Group Ltd., (Bermuda) (a)	171,697
2,600	Assurant, Inc.	100,152
1,750	Axis Capital Holdings Ltd., (Bermuda)	62,790
800	Everest Re Group Ltd., (Bermuda)	67,856
14,800	Genworth Financial, Inc., Class A (a)	194,472
2,350	Hanover Insurance Group, Inc. (The)	109,792
4,800	Hartford Financial Services Group, Inc.	127,152

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
1,700	Lincoln National Corp.	47,277
400	PartnerRe Ltd., (Bermuda)	32,140
4,500	Principal Financial Group, Inc.	146,520
4,300	Protective Life Corp.	114,552
1,200	Reinsurance Group of America, Inc.	64,452
3,500	StanCorp Financial Group, Inc.	157,990
500	Torchmark Corp.	29,870
10,500	Unum Group	254,310

		2,243,264

	Real Estate Investment Trusts (REITs) — 5.9%
1,100	Alexandria Real Estate Equities, Inc.	80,586
1,800	AMB Property Corp.	57,078
4,400	Annaly Capital Management, Inc. (c)	78,848
15,200	Apartment Investment & Management Co., Class A	392,768
800	Camden Property Trust	43,184
2,800	Chimera Investment Corp.	11,508
4,825	CommonWealth REIT	123,086
5,400	Developers Diversified Realty Corp.	76,086
2,300	Douglas Emmett, Inc. (m)	38,180
2,200	Equity Residential	114,290
2,100	Federal Realty Investment Trust	163,653
3,700	Health Care REIT, Inc.	176,268
13,910	Hospitality Properties Trust	320,486
2,750	Mack-Cali Realty Corp.	90,915
3,580	Nationwide Health Properties, Inc.	130,241
2,500	SL Green Realty Corp. (c)	168,775
3,200	Taubman Centers, Inc.	161,536
1,200	Ventas, Inc.	62,976

		2,290,464

	Thrifts & Mortgage Finance — 0.9%
9,800	Hudson City Bancorp, Inc.	124,852
12,000	New York Community Bancorp, Inc.	226,200

		351,052

	Total Financials	7,309,516

	Health Care — 9.2%
	Biotechnology — 1.6%
1,700	Cephalon, Inc. (a)	104,924
3,200	Dendreon Corp. (a)	111,744
7,500	Human Genome Sciences, Inc. (a)	179,175
1,800	Regeneron Pharmaceuticals, Inc. (a)	59,094
4,800	Vertex Pharmaceuticals, Inc. (a)	168,144

		623,081

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Equipment & Supplies — 3.1%
12,200	Cooper Cos., Inc. (The)	687,348
2,000	Edwards Lifesciences Corp. (a)	161,680
7,000	Hologic, Inc. (a)	131,740
5,250	Kinetic Concepts, Inc. (a)	219,870

		1,200,638

	Health Care Providers & Services — 2.8%
4,110	Aetna, Inc.	125,396
12,400	AmerisourceBergen Corp.	423,088
5,800	Health Management Associates, Inc., Class A (a)	55,332
5,500	Humana, Inc. (a)	301,070
800	LifePoint Hospitals, Inc. (a)	29,400
5,650	Omnicare, Inc.	143,454

		1,077,740

	Health Care Technology — 0.2%
2,000	SXC Health Solutions Corp. (a)	85,720

	Pharmaceuticals — 1.5%
2,050	Endo Pharmaceuticals Holdings, Inc. (a)	73,205
4,000	Hospira, Inc. (a)	222,760
4,600	Mylan, Inc. (a)	97,198
7,800	Warner Chilcott plc, Class A (Ireland)	175,968

		569,131

	Total Health Care	3,556,310

	Industrials — 12.0%
	Aerospace & Defense — 1.6%
1,800	Goodrich Corp.	158,526
1,100	ITT Corp.	57,321
3,850	L-3 Communications Holdings, Inc.	271,387
1,700	Northrop Grumman Corp.	110,126

		597,360

	Airlines — 1.0%
2,200	Copa Holdings S.A., (Panama), Class A	129,448
11,400	United Continental Holdings, Inc. (a)	271,548

		400,996

	Commercial Services & Supplies — 0.6%
2,200	Pitney Bowes, Inc.	53,196
10,530	R.R. Donnelley & Sons Co.	183,959

		237,155

	Construction & Engineering — 0.8%
1,000	KBR, Inc.	30,470
2,300	Shaw Group, Inc. (The) (a)	78,729

SHARES	SECURITY DESCRIPTION	VALUE($)

	Construction & Engineering — Continued
4,900	URS Corp. (a)	203,889

		313,088

	Electrical Equipment — 1.4%
5,150	Hubbell, Inc., Class B	309,670
4,600	Thomas & Betts Corp. (a)	222,180

		531,850

	Machinery — 5.2%
400	AGCO Corp. (a)	20,264
1,546	Cummins, Inc.	170,075
7,400	Navistar International Corp. (a)	428,534
5,800	Oshkosh Corp. (a)	204,392
7,445	Parker Hannifin Corp.	642,504
2,000	Snap-On, Inc.	113,160
1,650	SPX Corp.	117,958
6,300	Timken Co.	300,699

		1,997,586

	Marine — 0.2%
1,800	Kirby Corp. (a)	79,290

	Professional Services — 0.2%
2,000	Verisk Analytics, Inc., Class A (a)	68,160

	Road & Rail — 0.8%
2,600	CSX Corp.	167,986
2,700	Ryder System, Inc.	142,128

		310,114

	Trading Companies & Distributors — 0.2%
1,800	WESCO International, Inc. (a)	95,040

	Total Industrials	4,630,639

	Information Technology — 14.1%
	Communications Equipment — 1.1%
5,700	Brocade Communications Systems, Inc. (a)	30,153
5,400	CommScope, Inc. (a)	168,588
4,900	Harris Corp.	221,970

		420,711

	Computers & Peripherals — 1.6%
5,900	Lexmark International, Inc., Class A (a) (c)	205,438
2,650	QLogic Corp. (a)	45,103
2,600	SanDisk Corp. (a)	129,636
6,850	Western Digital Corp. (a)	232,215

		612,392

	Electronic Equipment, Instruments & Components — 1.5%
5,900	Arrow Electronics, Inc. (a)	202,075

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Electronic Equipment, Instruments & Components — Continued
8,000	Avnet, Inc. (a)	264,240
400	Tech Data Corp. (a)	17,608
6,400	Vishay Intertechnology, Inc. (a)	93,952

		577,875

	Internet Software & Services — 0.8%
9,900	IAC/InterActiveCorp. (a)	284,130

	IT Services — 3.5%
5,050	Alliance Data Systems Corp. (a) (c)	358,702
5,000	Booz Allen Hamilton Holding Corp. (a)	97,150
4,900	Broadridge Financial Solutions, Inc.	107,457
5,400	Computer Sciences Corp.	267,840
15,638	Convergys Corp. (a)	205,952
2,000	DST Systems, Inc.	88,700
7,000	Fidelity National Information Services, Inc.	191,730
1,500	Lender Processing Services, Inc.	44,280

		1,361,811

	Office Electronics — 0.3%
9,600	Xerox Corp.	110,592

	Semiconductors & Semiconductor Equipment — 2.8%
2,600	Fairchild Semiconductor International, Inc. (a)	40,586
700	First Solar, Inc. (a)	91,098
2,500	Linear Technology Corp.	86,475
26,400	LSI Corp. (a)	158,136
10,400	Marvell Technology Group Ltd., (Bermuda) (a)	192,920
9,600	Micron Technology, Inc. (a)	76,992
8,000	National Semiconductor Corp.	110,080
17,600	ON Semiconductor Corp. (a)	173,888
3,400	Teradyne, Inc. (a) (c)	47,736
3,650	Xilinx, Inc.	105,777

		1,083,688

	Software — 2.5%
5,980	BMC Software, Inc. (a)	281,897
16,500	CA, Inc.	403,260
1,300	Rovi Corp. (a)	80,613
7,800	Symantec Corp. (a)	130,572
3,000	Synopsys, Inc. (a)	80,730

		977,072

	Total Information Technology	5,428,271

	Materials — 7.9%
	Chemicals — 3.8%
1,800	Ashland, Inc.	91,548

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
2,050	Eastman Chemical Co.	172,364
3,200	Lubrizol Corp.	342,016
9,000	PPG Industries, Inc.	756,630
2,200	Scotts Miracle-Gro Co. (The), Class A	111,694

		1,474,252

	Containers & Packaging — 0.7%
8,400	Crown Holdings, Inc. (a)	280,392

	Metals & Mining — 2.6%
2,450	Cliffs Natural Resources, Inc.	191,125
2,200	Reliance Steel & Aluminum Co.	112,420
1,600	Royal Gold, Inc.	87,408
1,100	Schnitzer Steel Industries, Inc., Class A	73,029
4,150	Walter Energy, Inc.	530,536

		994,518

	Paper & Forest Products — 0.8%
1,500	Domtar Corp., (Canada)	113,880
7,400	International Paper Co.	201,576

		315,456

	Total Materials	3,064,618

	Telecommunication Services — 2.0%
	Diversified Telecommunication Services — 0.8%
23,050	Windstream Corp.	321,317

	Wireless Telecommunication Services — 1.2%
16,200	Clearwire Corp., Class A (a) (c)	83,430
30,400	MetroPCS Communications, Inc. (a)	383,952

		467,382

	Total Telecommunication Services	788,699

	Utilities — 7.4%
	Electric Utilities — 0.6%
9,200	DPL, Inc.	236,532

	Gas Utilities — 2.3%
1,700	AGL Resources, Inc.	60,945
6,495	Energen Corp.	313,449
3,800	National Fuel Gas Co.	249,356
8,250	UGI Corp.	260,535

		884,285

	Independent Power Producers & Energy Traders — 1.0%
8,400	AES Corp. (The) (a)	102,312
1,200	Constellation Energy Group, Inc.	36,756
12,000	NRG Energy, Inc. (a)	234,480

		373,548

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Multi-Utilities — 3.5%
2,050	Alliant Energy Corp.	75,378
3,600	Ameren Corp.	101,484
17,030	CenterPoint Energy, Inc.	267,712
7,400	CMS Energy Corp. (c)	137,640
1,400	DTE Energy Co.	63,448
4,850	MDU Resources Group, Inc.	98,309
7,300	Sempra Energy	383,104
12,400	TECO Energy, Inc. (c)	220,720

		1,347,795

	Total Utilities	2,842,160

	Total Common Stocks (Cost $31,242,206)	37,665,158

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.3%
110,000	U.S. Treasury Note, 0.750%, 11/30/11 (k) (Cost $110,454)	110,434

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.2%
	Investment Company — 2.2%
833,312	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $833,312)	833,312

Investment of Cash Collateral for Securities on Loan — 5.9%
	Investment Company — 5.9%
2,269,023	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $2,269,023)	2,269,023

	Total Investments — 106.0% (Cost $34,454,995)	40,877,927
	Liabilities in Excess of Other Assets — (6.0)%	(2,304,757)

	NET ASSETS — 100.0%	$38,573,170

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
10	S&P Mid Cap 400	03/18/11	$905,300	$(1,472)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of December 31, 2010.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	9

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2010

Intrepid Mid Cap Portfolio
ASSETS:
Investments in non-affiliates, at value	$37,775,592
Investments in affiliates, at value	3,102,335

Total investment securities, at value	40,877,927
Cash	4,345
Receivables:
Investment securities sold	7,929
Portfolio shares sold	452
Interest and dividends	41,896
Securities lending income	232

Total Assets	40,932,781

LIABILITIES:
Payables:
Collateral for securities lending program	2,269,023
Portfolio shares redeemed	18,449
Variation margin on futures contracts	6,300
Accrued liabilities:
Investment advisory fees	5,492
Administration fees	2,917
Distribution fees	4
Custodian and accounting fees	18,659
Trustees’ and Chief Compliance Officer’s fees	585
Other	38,182

Total Liabilities	2,359,611

Net Assets	$38,573,170

NET ASSETS:
Paid in capital	$39,429,312
Accumulated undistributed net investment income	317,141
Accumulated net realized gains (losses)	(7,594,743)
Net unrealized appreciation (depreciation)	6,421,460

Total Net Assets	$38,573,170

Net Assets:
Class 1	$38,556,642
Class 2	16,528

Total	$38,573,170

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value):
Class 1	2,467,756
Class 2	1,059

Net asset value, offering and redemption price per share:
Class 1	$15.62
Class 2	15.60

Cost of investments in non-affiliates	$31,352,660
Cost of investments in affiliates	3,102,335
Value of securities on loan	2,201,122

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

Intrepid Mid Cap Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$335
Dividend income from non-affiliates	661,661
Dividend income from affiliates	796
Income from securities lending (net)	9,791

Total investment income	672,583

EXPENSES:
Investment advisory fees	256,458
Administration fees	36,378
Distribution fees—Class 2	37
Custodian and accounting fees	61,315
Professional fees	48,250
Trustees’ and Chief Compliance Officer’s fees	424
Printing and mailing costs	65,839
Transfer agent fees	3,327
Other	9,645

Total expenses	481,673

Less amounts waived	(127,625)
Less earnings credits	(5)

Net expenses	354,043

Net investment income (loss)	318,540

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	2,325,297
Futures	198,858

Net realized gain (loss)	2,524,155

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	4,264,750
Futures	(13,960)

Change in net unrealized appreciation (depreciation)	4,250,790

Net realized/unrealized gains (losses)	6,774,945

Change in net assets resulting from operations	$7,093,485

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	11

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Intrepid Mid Cap Portfolio
	Year Ended 12/31/2010	Year Ended 12/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$318,540	$541,871
Net realized gain (loss)	2,524,155	(7,308,106)
Change in net unrealized appreciation (depreciation)	4,250,790	19,099,481

Change in net assets resulting from operations	7,093,485	12,333,246

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(544,358)	(631,942)
Class 2
From net investment income	(164)	(138)

Total distributions to shareholders	(544,522)	(632,080)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(10,799,838)	(8,044,761)

NET ASSETS:
Change in net assets	(4,250,875)	3,656,405
Beginning of period	42,824,045	39,167,640

End of period	$38,573,170	$42,824,045

Accumulated undistributed net investment income	$317,141	$532,072

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$2,668,163	$2,197,122
Dividends and distributions reinvested	544,358	631,942
Cost of shares redeemed	(14,012,523)	(10,873,963)

Change in net assets from Class 1 capital transactions	$(10,800,002)	$(8,044,899)

Class 2
Dividends and distributions reinvested	164	138

Change in net assets from Class 2 capital transactions	$164	$138

Total change in net assets from capital transactions	$(10,799,838)	$(8,044,761)

SHARE TRANSACTIONS:
Class 1
Issued	196,478	213,861
Reinvested	36,657	64,815
Redeemed	(1,000,414)	(991,005)

Change in Class 1 Shares	(767,279)	(712,329)

Class 2
Reinvested	11	14

Change in Class 2 Shares	11	14

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	13

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain
Intrepid Mid Cap Portfolio
Class 1
Year Ended December 31, 2010	$13.23	$0.11	(e)	$2.46	$2.57	$(0.18)	$—
Year Ended December 31, 2009	9.92	0.18		3.30	3.48	(0.17)	—
Year Ended December 31, 2008	17.82	0.16		(6.63)	(6.47)	(0.08)	(1.35)
Year Ended December 31, 2007	18.90	0.08		0.50	0.58	(0.12)	(1.54)
Year Ended December 31, 2006	20.02	0.13		2.50	2.63	(0.08)	(3.67)

Class 2
Year Ended December 31, 2010	13.22	0.08	(e)	2.46	2.54	(0.16)	—
Year Ended December 31, 2009	9.90	0.12		3.33	3.45	(0.13)	—
Year Ended December 31, 2008	17.78	0.12		(6.61)	(6.49)	(0.04)	(1.35)
Year Ended December 31, 2007	18.89	0.03		0.50	0.53	(0.10)	(1.54)
August 16, 2006 (f) through December 31, 2006	17.33	0.05		1.51	1.56	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

		Ratios/Supplemental data
				Ratios to average net assets (a)
Total distributions	Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$(0.18)	$15.62	19.52%	$38,557	0.90%	0.81%	1.22%	46%
(0.17)	13.23	35.66	42,810	0.90	1.37	1.15	74
(1.43)	9.92	(38.82)	39,157	0.90	1.10	1.01	101
(1.66)	17.82	2.87	74,897	0.90	0.41	0.95	105
(3.75)	18.90	14.12	77,734	0.92	0.75	1.02	136

(0.16)	15.60	19.24	17	1.15	0.57	1.48	46
(0.13)	13.22	35.37	14	1.15	1.14	1.40	74
(1.39)	9.90	(38.98)	10	1.15	0.87	1.27	101
(1.64)	17.78	2.60	17	1.15	0.16	1.20	105
—	18.89	9.00	16	1.14	0.80	1.25	136

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Intrepid Mid Cap Portfolio	Class 1 and Class 2	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees, and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$40,767,493	$110,434	$—	$40,877,927

Depreciation in Other Financial Instruments
Futures Contracts	$(1,472)	$—	$—	$(1,472)

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings

There were no transfers between Levels 1 and 2 during the year ended December 31, 2010.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Portfolio’s derivatives activities during the year ended December 31, 2010.

Futures Contracts:
Average Notional Balance Long	$917,656
Ending Notional Balance Long	905,300

C. Securities Lending — The Portfolio may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Portfolio. Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations. For the year ended December 31, 2010, the Portfolio earned $9,042 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (continued)

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the SOI. At December 31, 2010, the value of outstanding securities on loan and the value of Collateral Investments were as follows:

Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
$2,201,122	$2,269,023	$2,269,023

The Portfolio bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund in the amount of $6,130. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$4,155	$11,051	$(15,206)

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

The reclassifications for the Portfolio relates primarily to distributions from investments in real estate investment trusts.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Portfolio. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2010, the annual effective rate was 0.09% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The contractual expense limitation agreements were in effect for the year ended December 31, 2010. The contractual expense limitation percentages in the table above are in place until at least April 30, 2011.

For the year ended December 31, 2010, the Advisor contractually waived fees for the Portfolio in the amount of $126,537. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolios investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended December 31, 2010 (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) was $1,088.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (continued)

During the year ended December 31, 2010, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2010, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2010, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$17,484,167	$28,212,848	$85,398	$115,000

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2010, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$34,760,221	$7,332,387	$1,214,681	$6,117,706

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sales loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$544,522	$544,522

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$632,080	$632,080

At December 31, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$318,592	$(7,290,988)	$6,117,706

The cumulative timing differences primarily consist of trustee deferred compensation and wash sale loss deferrals.

As of December 31, 2010, the Portfolio had net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains:

2017	Total
$7,290,988	$7,290,988

During the year ended December 31, 2010, the Portfolio utilized capital loss carryforwards in the amount of $2,199,346.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Portfolio had no borrowings outstanding from another portfolio or from the unsecured, uncommitted credit facility at December 31, 2010, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another portfolio or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Intrepid Mid Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 17, 2011

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	145	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	145	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	145	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	145	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	145	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	145	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	145	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	145	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	145	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	23

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	145	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	145	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	145	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	145	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (145 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with subadvisers to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Michael J. Tansley (1964), Controller (2008)	Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase,
Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003-2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	25

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2010, and continued to hold your shares at the end of the reporting period, December 31, 2010.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During July 1, 2010 to December 31, 2010*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,243.60	$5.09	0.90%
Hypothetical	1,000.00	1,020.67	4.58	0.90
Class 2
Actual	1,000.00	1,242.00	6.50	1.15
Hypothetical	1,000.00	1,019.41	5.85	1.15

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2010, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 18, 2010.

JPMorgan Investment Advisors Inc. (“JPMIA”) served as the investment adviser to the Portfolio until January 1, 2010, when its investment advisory business was transferred to the Advisor, which became the investment adviser for the Portfolio. The appointment of the Advisor did not change the Portfolio’s portfolio management team or investment strategies, the investment advisory fees charged to the Portfolio or the terms of the Portfolio’s investment advisory agreement (other than the name of the investment adviser).

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor (including applicable information relating to JPMIA prior to January 1, 2010), on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Portfolio’s performance compared to the performance of the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to enhancements to the Advisor’s risk governance model in light of recent market turbulence and reports showing that the Advisor has consistently complied with the investment policies and restrictions of the Portfolio. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	27

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Portfolio, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board also considered the Advisor’s use of third-party soft dollar arrangements with respect to securities transactions in U.S. equity securities.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Advisor, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the J.P. Morgan Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the fourth, fourth and third quintiles for Class 1 shares for the one-, three-, and five-year periods ended December 31, 2009, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that they were satisfied with the Advisor’s analysis of the Portfolio’s performance. However, they requested the Portfolio’s Advisor provide additional Portfolio performance information to be reviewed with members of the equity subcommittee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the first and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	29

TAX LETTER

(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolios’ income and distributions for the taxable year ended December 31, 2010. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2010. The information necessary to complete your income tax returns for the calendar year ending December 31, 2010 will be received under separate cover.

Dividends Received Deductions (DRD)

100.00% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2010.

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. December 2010.	AN-JPMITIMCP-1210

Annual Report

JPMorgan Insurance Trust

December 31, 2010

JPMorgan Insurance Trust Mid Cap Growth Portfolio

(formerly JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio)

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE This material must be preceded or accompanied by a current prospectus.

Investments in the Portfolio are not
bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle
for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the
Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

CEO’s LETTER

JANUARY 20, 2011 (Unaudited)

Dear Shareholder:

It’s only natural for investors to try to ring in the new year with some degree of optimism. Last year, for example, as we slowly emerged from the global financial crisis, we welcomed some encouraging signs that a modest economic recovery was beginning. Today, although the economy can hardly be described as robust, we continue to see signs of improvement.

 “Today, although the economy can hardly be described as robust, we continue to see signs of improvement.”

Despite volatility, equities turn in double-digit performance

Investors kicked off 2010 by reacting positively to two consecutive quarters of positive earnings reports. However, this optimism was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction in the middle of 2010.

After
experiencing a period of volatility towards the end of the summer, the markets finished the year strongly and posted a second year of double digit returns. Investors were encouraged by improved economic expectations and job growth, as well as the combination of the Federal Reserve’s (the “Fed”) launch of quantitative easing (QE2) and Congress’ extension of the Bush-era tax cuts. As of the 12-month reporting period ended December 31, 2010, the S&P 500 had reached a level of 1,258, an increase of 15.1% from a year prior.

Small and mid cap stocks lead style categories

Small and mid cap stocks led the style categories over the 12 month period ended December 31, 2010 (the Russell 2000 Index returned 26.9% and the Russell Mid
Cap Index returned 25.5% compared to 16.1% as measured by the Russell 1000 Index). Overall, growth stocks fared better than value in the small cap, mid cap and large cap space. The Russell 1000 Growth Index returned 16.7% for the 12-month reporting period, compared to 15.5% for the Russell 1000 Value Index. With regard to mid cap stocks, the Russell Midcap Growth Index returned 26.4%, while the Russell Midcap Value Index returned 24.8%. In the small cap segment, the Russell 2000 Growth Index outpaced the Russell 2000 Value Index, with a return of 29.1%, compared to 24.5%, as of the end of the 12-month period.

Treasuries move higher, pushing yields to historic lows

As investors continued to move into the relative safety of fixed income, yields trended lower, often to historical levels, for most of 2010. Yet, as the year drew to a close, investors began to seek out riskier assets, causing yields to spike sharply. As of the end of the 12-month period ended December 31, 2010, the yields on the benchmark 10-year U.S. Treasury bond declined from 3.9% to 3.3%. Yields on the 30-year U.S. Treasury bond slid from 4.6% to 4.3% as of the end of the period, and the two-year U.S. Treasury note dipped from 1.1% to 0.6%.

In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 6.5%, while the Barclays Capital High Yield Index returned 15.1%, and the
Barclays Capital Emerging Markets Index returned 12.8% for the 12-month period ended December 31, 2010.

The pace of recovery

Despite last year’s stock market gains, the economy continues to send mixed signals about the recovery. On the one hand, we are encouraged that gross domestic product (GDP) continues to grow and that corporate earnings continue to exceed estimates. On the other hand, we are discouraged by the fact the economy continues to be restrained by state and local government cutbacks, sluggish job growth, and a hibernating home building industry. Against this backdrop, it makes sense for investors to maintain a balanced approach, as while some aspects of the economy appear to be improving, other aspects continue to struggle, and as of this writing, remain quite unpredictable.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset
Management

DECEMBER 31, 2010

JPMORGAN INSURANCE TRUST

1

JPMorgan Insurance Trust Mid Cap Growth Portfolio*

(formerly JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio)

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:

Portfolio (Class 1 Shares)**

25.63%

Russell Midcap Growth Index

26.38%

Net Assets as of 12/31/2010

$
80,639,318

INVESTMENT OBJECTIVE***

The JPMorgan Insurance Trust Mid Cap Growth Portfolio (the “Portfolio”) seeks capital growth over the long term.

HOW DID THE MARKET PERFORM?

Stock markets in most parts of the world rose for first quarter of
2010, maintaining the upward momentum they enjoyed after the March 2009 market bottom. Stock prices declined in the second quarter of 2010 as risk aversion returned in April amid concerns about the threat of systemic fallout from Europe’s debt crisis. However, stocks recovered during the third and fourth quarters of 2010 on strong corporate earnings, better-than-expected economic data, a return of merger and acquisition activity and accommodative policies from the U.S. Federal Reserve and the Bank of Japan. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut.

U.S. equities, as measured by the S&P 500 Index, returned 15.06% for the twelve months ended December 31, 2010. Among U.S. stocks, small- and mid-cap stocks outperformed large-cap stocks, while growth stocks outperformed value stocks across all asset classes during the reporting period.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S
PERFORMANCE?

The Portfolio (Class 1 Shares), formerly the JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio, underperformed the
Russell Midcap Growth Index (the “Benchmark”) for the twelve months ended December 31, 2010. The Portfolio’s stock selection in the financial services and technology sectors detracted from relative performance, while the
Portfolio’s stock selection in the producer durables and energy sectors contributed to relative performance.

Individual detractors from the
Portfolio’s relative performance included Thoratec Corp. and Equinix, Inc. Thoratec Corp. is a manufacturer of mechanical circulatory support products used by patients with heart failure. The stock declined following an announcement that a competitor’s experimental heart pump

showed favorable results in trials, raising concerns that Thoratec Corp. could lose market share. Shares of Equinix, Inc., a global network data center servicer, declined after the company lowered its 2010 revenue outlook due to deeper pricing discounts to existing customers. However, the company’s management stated that its core business and pricing remains firm and the discounts were used to secure incremental business with its key customers. The Portfolio’s underweight position in priceline.com, Inc. also detracted from relative performance as the stock was a strong performer in the Benchmark.

The Portfolio’s individual contributors to relative performance included Cummins Inc., NetFlix, Inc. and Valeant Pharmaceuticals International Inc. Cummins Inc., a provider of components for truck engines, reported strong earnings driven mainly by robust demand for new trucks in emerging markets. Meanwhile, demand in North America continued to recover from very depressed levels as trucking companies replaced their aging truck fleets. Shares of NetFlix, Inc. gained as demand for the movie subscription service company remained strong. Shares of Valeant Pharmaceuticals International Inc. rose after the specialty pharmaceutical company completed its merger with Biovail Corp. and reported a positive outlook for 2011, suggesting that the integration of the two companies was proceeding faster than investors had initially anticipated.

HOW WAS THE PORTFOLIO POSITIONED?

The
portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this
bottom-up stock selection process, the Portfolio’s largest overweights versus the Benchmark were in the technology and financial services sectors and the Portfolio’s largest underweight versus the Benchmark was in the consumer staples sector.

2

JPMORGAN INSURANCE TRUST

DECEMBER 31, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****

1.

Cummins, Inc.

2.6
%

2.

Valeant Pharmaceuticals International, Inc., (Canada)

2.1

3.

NetApp, Inc.

2.0

4.

Concho Resources, Inc.

1.9

5.

Agilent Technologies, Inc.

1.8

6.

Lamar Advertising Co., Class A

1.7

7.

W.W. Grainger, Inc.

1.7

8.

Tyco Electronics Ltd., (Switzerland)

1.6

9.

Harley-Davidson, Inc.

1.5

10.

Sherwin-Williams Co. (The)

1.5

PORTFOLIO COMPOSITION BY SECTOR****

Information Technology

26.7
%

Industrials

19.2

Consumer Discretionary

17.9

Health Care

13.6

Financials

9.9

Energy

6.2

Materials

3.5

Others (each less than 1.0%)

1.4

Short-Term Investment

1.6

*

The Portfolio’s name was changed from JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio to JPMorgan Insurance Trust Mid Cap Growth Portfolio on
May 1, 2010.

**

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***

The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

****

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Portfolio’s
composition is subject to change.

DECEMBER 31, 2010

JPMORGAN INSURANCE TRUST

3

JPMorgan Insurance Trust Mid Cap Growth Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2010

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

CLASS 1 SHARES

8/1/94

25.63
%

5.70
%

4.12
%

CLASS 2 SHARES

8/16/06

25.36

5.47

4.01

TEN YEAR PERFORMANCE (12/31/00 TO
12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance
Trust Mid Cap Growth Portfolio, Russell Mid-cap Growth Index and the Lipper Variable Underlying Funds Mid-Cap Growth Funds Index from December 31, 2000 to December 31, 2010. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Variable Underlying Funds Mid-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4

JPMORGAN INSURANCE TRUST

DECEMBER 31, 2010

JPMorgan Insurance Trust Mid Cap Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF
DECEMBER 31, 2010

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — 98.3%

Consumer Discretionary — 17.9%

Auto Components — 1.3%

34,020

Gentex Corp.

1,005,631

Automobiles — 1.5%

35,900

Harley-Davidson, Inc.

1,244,653

Diversified Consumer Services — 1.7%

30,577

Education Management Corp. (a)

553,444

18,500

Sotheby’s

832,500

1,385,944

Hotels, Restaurants & Leisure — 3.7%

17,300

Cheesecake Factory, Inc. (The) (a)

530,418

23,267

International Game Technology

411,593

43,900

MGM Resorts International (a) (c)

651,915

4,500

Panera Bread Co., Class A (a)

455,445

15,100

Starwood Hotels & Resorts Worldwide, Inc.

917,778

2,967,149

Household Durables — 1.1%

19,300

Harman International Industries, Inc. (a)

893,590

Internet & Catalog Retail — 1.5%

2,600

NetFlix, Inc. (a) (c)

456,820

1,900

priceline.com, Inc. (a)

759,145

1,215,965

Media — 2.9%

34,800

Lamar Advertising Co., Class A (a)

1,386,432

18,000

Scripps Networks Interactive, Inc., Class A

931,500

2,317,932

Specialty Retail — 2.0%

24,300

Dick’s Sporting Goods, Inc. (a)

911,250

41,000

OfficeMax, Inc. (a)

725,700

1,636,950

Textiles, Apparel & Luxury Goods — 2.2%

20,600

Coach, Inc.

1,139,386

5,700

Polo Ralph Lauren Corp.

632,244

1,771,630

Total Consumer Discretionary

14,439,444

Consumer Staples — 0.5%

Food Products — 0.5%

13,000

Green Mountain Coffee Roasters, Inc. (a)

427,180

Energy — 6.2%

Energy Equipment & Services — 2.2%

21,070

Cameron International Corp. (a)

1,068,881

6,800

CARBO Ceramics, Inc.

704,072

1,772,953

SHARES

SECURITY DESCRIPTION

VALUE($)

Oil, Gas & Consumable Fuels — 4.0%

17,300

Concho Resources, Inc. (a)

1,516,691

23,270

Forest Oil Corp. (a)

883,562

11,000

Newfield Exploration Co. (a)

793,210

3,193,463

Total Energy

4,966,416

Financials — 9.9%

Capital Markets — 5.8%

41,700

Invesco Ltd.

1,003,302

22,000

Lazard Ltd., (Bermuda), Class A

868,780

6,900

LPL Investment Holdings, Inc. (a)

250,953

39,320

Och-Ziff Capital Management Group LLC, Class A

612,606

18,680

T. Rowe Price Group, Inc.

1,205,607

37,010

TD AMERITRADE Holding Corp.

702,820

4,644,068

Commercial Banks — 1.8%

13,700

BOK Financial Corp.

731,580

17,200

Comerica, Inc.

726,528

1,458,108

Diversified Financial Services — 0.8%

17,700

MSCI, Inc., Class A (a)

689,592

Insurance — 1.5%

15,187

AON Corp.

698,754

17,000

HCC Insurance Holdings, Inc.

491,980

1,190,734

Total Financials

7,982,502

Health Care — 13.6%

Biotechnology — 0.9%

9,400

Alexion Pharmaceuticals, Inc. (a)

757,170

Health Care Equipment & Supplies — 1.9%

17,400

Sirona Dental Systems, Inc. (a)

726,972

28,200

Thoratec Corp. (a)

798,624

1,525,596

Health Care Providers & Services — 5.4%

37,000

Brookdale Senior Living, Inc. (a)

792,170

35,900

Coventry Health Care, Inc. (a)

947,760

14,290

DaVita, Inc. (a)

993,012

10,710

Humana, Inc. (a)

586,265

37,200

Lincare Holdings, Inc.

998,076

4,317,283

Health Care Technology — 0.7%

6,080

Cerner Corp. (a)

576,019

SEE NOTES TO
FINANCIAL STATEMENTS.

DECEMBER 31, 2010

JPMORGAN INSURANCE TRUST

5

JPMorgan Insurance Trust Mid Cap Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (continued)

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — Continued

Life Sciences Tools & Services — 2.6%

35,400

Agilent Technologies, Inc. (a)

1,466,622

9,820

Illumina, Inc. (a)

621,999

2,088,621

Pharmaceuticals — 2.1%

58,600

Valeant Pharmaceuticals International, Inc., (Canada)

1,657,794

Total Health Care

10,922,483

Industrials — 19.2%

Aerospace & Defense — 2.3%

12,200

Goodrich Corp.

1,074,454

5,490

Precision Castparts Corp.

764,263

1,838,717

Airlines — 1.2%

76,500

Delta Air Lines, Inc. (a)

963,900

Building Products — 0.8%

13,700

Lennox International, Inc.

647,873

Commercial Services & Supplies — 1.1%

11,140

Stericycle, Inc. (a)

901,449

Electrical Equipment — 3.3%

14,700

Hubbell, Inc., Class B

883,911

14,600

Rockwell Automation, Inc.

1,046,966

9,210

Roper Industries, Inc.

703,920

2,634,797

Industrial Conglomerates — 1.1%

23,100

Carlisle Cos., Inc.

917,994

Machinery — 4.4%

10,730

AGCO Corp. (a)

543,582

18,700

Cummins, Inc.

2,057,187

18,000

Wabtec Corp.

952,020

3,552,789

Professional Services — 1.7%

7,600

IHS, Inc., Class A (a)

610,964

24,000

Robert Half International, Inc.

734,400

1,345,364

Road & Rail — 1.6%

51,200

Avis Budget Group, Inc. (a)

796,672

12,600

J.B. Hunt Transport Services, Inc.

514,206

1,310,878

Trading Companies & Distributors — 1.7%

10,000

W.W. Grainger, Inc.

1,381,100

Total Industrials

15,494,861

SHARES

SECURITY DESCRIPTION

VALUE($)

Information Technology — 26.6%

Communications Equipment — 3.3%

8,600

F5 Networks, Inc. (a)

1,119,376

25,500

Juniper Networks, Inc. (a)

941,460

16,600

Riverbed Technology, Inc. (a)

583,822

2,644,658

Computers & Peripherals — 2.0%

29,300

NetApp, Inc. (a)

1,610,328

Electronic Equipment, Instruments & Components — 3.0%

22,924

Amphenol Corp., Class A

1,209,929

35,400

Tyco Electronics Ltd., (Switzerland)

1,253,160

2,463,089

Internet Software & Services — 0.6%

5,738

Equinix, Inc. (a)

466,270

IT Services — 5.7%

9,400

Alliance Data Systems Corp. (a) (c)

667,682

17,940

Amdocs Ltd., (United Kingdom) (a)

492,812

34,650

CGI Group, Inc., (Canada), Class A (a)

598,059

13,500

Cognizant Technology Solutions Corp., Class A (a)

989,415

15,400

FleetCor Technologies, Inc. (a)

476,168

3,140

MasterCard, Inc., Class A

703,705

36,700

Western Union Co. (The)

681,519

4,609,360

Office Electronics — 0.8%

17,800

Zebra Technologies Corp., Class A (a)

676,222

Semiconductors & Semiconductor Equipment — 5.4%

19,960

Broadcom Corp., Class A

869,258

10,500

Cree, Inc. (a)

691,845

60,300

Marvell Technology Group Ltd., (Bermuda) (a)

1,118,565

23,800

Microchip Technology, Inc. (c)

814,198

23,100

Varian Semiconductor Equipment Associates, Inc. (a)

854,007

4,347,873

Software — 5.8%

16,000

Autodesk, Inc. (a)

611,200

8,500

Citrix Systems, Inc. (a)

581,485

10,300

Concur Technologies, Inc. (a)

534,879

27,000

MICROS Systems, Inc. (a)

1,184,220

17,500

Red Hat, Inc. (a)

798,875

7,200

Salesforce.com, Inc. (a)

950,400

4,661,059

Total Information Technology

21,478,859

SEE NOTES TO
FINANCIAL STATEMENTS.

6

JPMORGAN INSURANCE TRUST

DECEMBER 31, 2010

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — Continued

Materials — 3.5%

Chemicals — 1.6%

14,800

Sherwin-Williams Co. (The)

1,239,500

Containers & Packaging — 1.9%

22,400

Bemis Co., Inc.

731,584

13,200

Greif, Inc., Class A

817,080

1,548,664

Total Materials

2,788,164

Telecommunication Services — 0.9%

Diversified Telecommunication Services — 0.9%

43,590

tw telecom, inc. (a)

743,209

Total Common Stocks (Cost $60,524,733)

79,243,118

Short-Term Investment — 1.6%

Investment Company — 1.6%

1,299,488

  JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost
$1,299,488)

1,299,488

SHARES

SECURITY DESCRIPTION

VALUE($)

Investments of Cash Collateral for Securities on Loan — 3.2%

Investment Company — 3.2%

2,556,427

JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $2,556,427)

2,556,427

Total Investments — 103.1% (Cost $64,380,648)

83,099,033

Liabilities in Excess of Other Assets — (3.1)%

(2,459,715
)

NET ASSETS — 100.0%

$
80,639,318

Percentages
indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)

— Non-income producing security.

(b)

  —  Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)

  —  Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(l)

— The rate shown is the current yield as of December 31, 2010.

(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO
FINANCIAL STATEMENTS.

DECEMBER 31, 2010

JPMORGAN INSURANCE TRUST

7

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2010

Mid Cap Growth Portfolio

ASSETS:

Investments in non-affiliates, at value

$
79,243,118

Investments in affiliates, at value

3,855,915

Total investment securities, at value

83,099,033

Receivables:

Investment securities sold

374,767

Portfolio shares sold

175

Interest and dividends

27,690

Securities lending income

412

Total Assets

83,502,077

LIABILITIES:

Payables:

Investment securities purchased

144,342

Collateral for securities lending program

2,556,427

Portfolio shares redeemed

32,697

Accrued liabilities:

Investment advisory fees

39,655

Administration fees

6,638

Distribution fees

4

Custodian and accounting fees

15,048

Trustees’ and Chief Compliance Officer’s fees

655

Other

67,293

Total Liabilities

2,862,759

Net Assets

$
80,639,318

NET ASSETS:

Paid in capital

$
73,209,485

Accumulated net investment loss

(3,894
)

Accumulated net realized gains (losses)

(11,284,658
)

Net unrealized appreciation (depreciation)

18,718,385

Total Net Assets

$
80,639,318

Net Assets:

Class 1

$
80,620,361

Class 2

18,957

Total

$
80,639,318

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value):

Class 1

4,766,580

Class 2

1,135

Net asset value, offering and redemption price per share:

Class 1

$
16.91

Class 2

16.71

Cost of investments in non-affiliates

$
60,524,733

Cost of investments in affiliates

3,855,915

Value of securities on loan

2,481,019

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

Mid Cap Growth Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$596,596
Dividend income from affiliates	33
Income from securities lending (net)	20,043

Total investment income	616,672

EXPENSES:
Investment advisory fees	504,368
Administration fees	71,520
Distribution fees — Class 2	40
Custodian and accounting fees	40,031
Interest expense to affiliates	25
Professional fees	50,555
Trustees’ and Chief Compliance Officer’s fees	833
Printing and mailing costs	41,649
Transfer agent fees	33,460
Other	13,196

Total expenses	755,677

Less amounts waived	(58,461)
Less earnings credits	(1)

Net expenses	697,215

Net investment income (loss)	(80,543)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	11,855,953
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	6,165,514

Net realized/unrealized gains (losses)	18,021,467

Change in net assets resulting from operations	$17,940,924

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	9

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Mid Cap Growth Portfolio
	Year Ended 12/31/2010	Year Ended 12/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(80,543)	$(103,274)
Net realized gain (loss)	11,855,953	(11,951,674)
Change in net unrealized appreciation (depreciation)	6,165,514	37,954,096

Change in net assets resulting from operations	17,940,924	25,899,148

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(18,299,561)	(11,434,105)

NET ASSETS:
Change in net assets	(358,637)	14,465,043
Beginning of period	80,997,955	66,532,912

End of period	$80,639,318	$80,997,955

Accumulated net investment loss	$(3,894)	$(3,792)

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$4,191,356	$8,237,198
Cost of shares redeemed	(22,490,917)	(19,671,303)

Change in net assets from Class 1 capital transactions	$(18,299,561)	$(11,434,105)

Total change in net assets from capital transactions	$(18,299,561)	$(11,434,105)

SHARE TRANSACTIONS:
Class 1
Issued	299,441	759,314
Redeemed	(1,548,620)	(1,815,398)

Change in Class 1 Shares	(1,249,179)	(1,056,084)

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net realized gain
Mid Cap Growth Portfolio
Class 1
Year Ended December 31, 2010	$13.46	$(0.02)	$3.47		$3.45	$—
Year Ended December 31, 2009	9.41	(0.02)	4.07	(f)	4.05	—
Year Ended December 31, 2008	20.69	(0.05)	(7.84)		(7.89)	(3.39)
Year Ended December 31, 2007	21.26	(0.09)	3.25		3.16	(3.73)
Year Ended December 31, 2006	19.63	(0.02)	2.25		2.23	(0.60)

Class 2
Year Ended December 31, 2010	13.33	(0.04)	3.42		3.38	—
Year Ended December 31, 2009	9.34	(0.03)	4.02	(f)	3.99	—
Year Ended December 31, 2008	20.62	(0.06)	(7.83)		(7.89)	(3.39)
Year Ended December 31, 2007	21.24	(0.13)	3.24		3.11	(3.73)
August 16, 2006 (e) through December 31, 2006	19.71	(0.05)	1.58		1.53	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of offering of class of shares.
(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $4.06 and $4.01 and the total return would have been 42.93% and 42.61% for Class 1 and Class 2 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$16.91	25.63%	$80,620	0.90%	(0.10)%	0.97%	76%
13.46	43.04 (f)	80,983	0.90	(0.14)	1.03	85
9.41	(43.78)	66,522	0.90	(0.31)	0.91	95
20.69	17.24	150,279	0.89	(0.42)	0.89	107
21.26	11.39	164,955	0.91	(0.07)	0.92	115

16.71	25.36	19	1.15	(0.34)	1.22	76
13.33	42.72 (f)	15	1.15	(0.40)	1.28	85
9.34	(43.96)	11	1.15	(0.56)	1.16	95
20.62	16.98	19	1.14	(0.67)	1.14	107
21.24	7.76	16	1.15	(0.60)	1.19	115

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Mid Cap Growth Portfolio	Class 1 and Class 2	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees, and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

Effective May 1, 2010, Diversified Mid Cap Growth Portfolio was renamed Mid Cap Growth Portfolio with the approval of the Board of Trustees.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$83,099,033	$—	$—	$83,099,033

#	Portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended December 31, 2010.

B. Securities Lending — The Portfolio may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent for the Portfolio pursuant to an Amended and Restated Securities Lending Agreement effective February 9, 2010 (“Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations. For the year ended December 31, 2010, the Portfolio earned $3,412 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest, and 105% of the value of loaned non-dollar-denominated securities, plus accrued interest. The Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% and 105% of the value of loaned U.S. dollar denominated and non-dollar-denominated securities, respectively, subject to certain de minimis guidelines.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the SOI. At December 31, 2010, the value of outstanding securities on loan and the value of Collateral Investments were as follows:

Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
$2,481,019	$2,556,427	$2,556,427

The Portfolio bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund in the amount of $2,077. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

Under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar-denominated securities outstanding during a given month.

The Portfolio incurred lending agent fees to JPMCB in the amount of $824 for the year ended December 31, 2010.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (continued)

of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(122,624)	$80,441	$42,183

The reclassifications for the Portfolio relates primarily to net operating loss.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Portfolio. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2010, the annual effective rate was 0.09% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

E. Waivers and Reimbursements — The Advisor and Distributor have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The contractual expense limitation agreements were in effect for the year ended December 31, 2010. The expense limitation percentages in the table above are in place until at least April 30, 2011.

For the year ended December 31, 2010, the Advisor contractually waived fees for the Portfolio in the amount of $57,256. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended December 31, 2010 (excluding the waiver disclosed in Note 2.B. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) was $1,205.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2010, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2010, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2010, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$58,411,616	$77,492,367

During the year ended December 31, 2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2010, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$65,712,874	$18,150,230	$764,071	$17,386,159

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

There were no distributions paid during the fiscal years ended December 31, 2010 and 2009.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (continued)

At December 31, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$—	$(9,952,429)	$17,386,159

The cumulative timing differences primarily consist of wash sale loss deferrals and trustee deferred compensation.

As of December 31, 2010, the Portfolio had net capital loss carryforwards expiring during the years indicated, which are available to offset future realized gains:

2017	Total
$9,952,429	$9,952,429

During the year ended December 31, 2010, the Portfolio utilized capital loss carryforwards of $10,169,924.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2010, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Mid Cap Growth Portfolio (formerly JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Mid Cap Growth Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 17, 2011

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	19

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	145	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	145	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	145	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	145	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	145	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	145	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	145	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	145	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	145	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	145	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	145	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	145	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	145	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (145 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with subadvisers to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	21

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Michael J. Tansley (1964), Controller (2008)	Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase,
Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003-2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2010, and continued to hold your shares at the end of the reporting period, December 31, 2010.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During July 1, 2010 to December 31, 2010*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,317.00	$5.26	0.90%
Hypothetical	1,000.00	1,020.67	4.58	0.90
Class 2
Actual	1,000.00	1,315.70	6.71	1.15
Hypothetical	1,000.00	1,019.41	5.85	1.15

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2010, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 18, 2010.

JPMorgan Investment Advisors Inc. (“JPMIA”) served as the investment adviser to the Portfolio until January 1, 2010, when its investment advisory business was transferred to the Advisor, which became the investment adviser for the Portfolio. The appointment of the Advisor did not change the Portfolio’s portfolio management team or investment strategies, the investment advisory fees charged to the Portfolio or the terms of the Portfolio’s investment advisory agreement (other than the name of the investment adviser).

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor (including applicable information relating to JPMIA prior to January 1, 2010), on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Portfolio’s performance compared to the performance of the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the

Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to enhancements to the Advisor’s risk governance model in light of recent market turbulence and reports showing that the Advisor has consistently complied with the investment policies and restrictions of the Portfolio. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Portfolio, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board also considered the Advisor’s use of third-party soft dollar arrangements with respect to securities transactions in U.S. equity securities.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Advisor, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the J.P. Morgan Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting, securities lending, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

the Portfolio at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the third, third and second quintiles for Class 1 shares for the one-, three-, and five-year periods ended December 31, 2009, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that they were satisfied with the Advisor’s analysis of the Portfolio’s performance.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the

Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase &
Co., 2010 All rights reserved. December 2010.

AN-JPMITMCGP-1210

Annual Report

JPMorgan Insurance Trust

December 31, 2010

JPMorgan Insurance Trust Mid Cap Value Portfolio

  NOT FDIC INSURED    •    NO BANK GUARANTEE    •
   MAY LOSE VALUE        This material must be preceded or
accompanied by a current prospectus.

Investments in the Portfolio are not
bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle
for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the
Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

CEO’s Letter

JANUARY 20, 2011 (Unaudited)

Dear Shareholder:

It’s only natural for investors to try to ring in the new year with some degree of optimism. Last year, for example, as we slowly emerged from the global financial crisis, we welcomed some encouraging signs that a modest economic recovery was beginning. Today, although the economy can hardly be described as robust, we continue to see signs of improvement.

 “Today, although the economy can hardly be described as robust, we continue to see signs of improvement.”

Despite volatility, equities turn in double-digit performance

Investors kicked off 2010 by reacting positively to two consecutive quarters of positive earnings reports. However, this optimism was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction in the middle of 2010.

After
experiencing a period of volatility towards the end of the summer, the markets finished the year strongly and posted a second year of double digit returns. Investors were encouraged by improved economic expectations and job growth, as well as the combination of the Federal Reserve’s (the “Fed”) launch of quantitative easing (QE2) and Congress’ extension of the Bush-era tax cuts. As of the 12-month reporting period ended December 31, 2010, the S&P 500 had reached a level of 1,258, an increase of 15.1% from a year prior.

Small and mid cap stocks lead style categories

Small and mid cap stocks led the style categories over the 12 month period ended December 31, 2010 (the Russell 2000 Index returned 26.9% and the Russell Mid
Cap Index returned 25.5% compared to 16.1% as measured by the Russell 1000 Index). Overall, growth stocks fared better than value in the small cap, mid cap and large cap space. The Russell 1000 Growth Index returned 16.7% for the 12-month reporting period, compared to 15.5% for the Russell 1000 Value Index. With regard to mid cap stocks, the Russell Midcap Growth Index returned 26.4%, while the Russell Midcap Value Index returned 24.8%. In the small cap segment, the Russell 2000 Growth Index outpaced the Russell 2000 Value Index, with a return of 29.1%, compared to 24.5%, as of the end of the 12-month period.

Treasuries move
higher, pushing yields to historic lows

As investors continued to move into the relative safety of fixed income, yields trended lower, often to historical levels, for most

of 2010. Yet, as the year drew to a close, investors began to seek out riskier assets, causing yields to spike sharply. As of the end of the 12-month period ended December 31, 2010, the yields on the benchmark 10-year U.S. Treasury bond declined from 3.9% to 3.3%. Yields on the 30-year U.S. Treasury bond slid from 4.6% to 4.3% as of the end of the period, and the two-year U.S. Treasury note dipped from 1.1% to 0.6%.

In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 6.5%, while the Barclays Capital High Yield Index returned 15.1%, and the
Barclays Capital Emerging Markets Index returned 12.8% for the 12-month period ended December 31, 2010.

The pace of recovery

Despite last year’s stock market gains, the economy continues to send mixed signals about the recovery. On the one hand, we are encouraged that gross domestic product (GDP) continues to grow and that corporate earnings continue to exceed estimates. On the other hand, we are discouraged by the fact the economy continues to be restrained by state and local government cutbacks, sluggish job growth, and a hibernating home building industry. Against this backdrop, it makes sense for investors to maintain a balanced approach, as while some aspects of the economy appear to be improving, other aspects continue to struggle, and as of this writing, remain quite unpredictable.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset
Management

DECEMBER 31, 2010

JPMORGAN INSURANCE TRUST

1

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:

Portfolio (Class 1 Shares)*

23.45%

Russell Midcap Value Index

24.75%

Net Assets as of 12/31/2010

$
257,312,179

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Mid Cap Value Portfolio (the “Portfolio”) seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

HOW DID THE MARKET PERFORM?

Stock
markets in most parts of the world rose for first few months of 2010, maintaining the upward momentum they enjoyed after the March 2009 market bottom. Stock prices declined in the second quarter of 2010 as risk aversion returned in April amid concerns about the threat of systemic fallout from Europe’s debt crisis. However, stocks recovered during the back half of 2010 on strong corporate earnings, better-than-expected economic data, a return of merger and acquisition activity and accommodative policies from the U.S. Federal Reserve. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut.

U.S. equities, as measured by the S&P 500 Index, returned 15.06% for the twelve months ended December 31, 2010. Among U.S. stocks, small- and mid-cap stocks outperformed large-cap stocks, while growth stocks outperformed value stocks across all asset classes during the reporting period.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) underperformed the Russell Midcap Value Index for the twelve months ended December 31, 2010. The Portfolio’s stock selection in the health care and energy sectors detracted from relative performance, while the Portfolio’s stock selection in the information technology and materials sectors contributed to relative performance.

Individual detractors from the Portfolio’s relative performance included H&R Block, Inc., Wilmington Trust Corp. and L-3 Communications Holdings, Inc. Shares of H&R Block, Inc., which provides tax consulting services, declined amid investor

concerns that competition from on-line tax services and the high unemployment rate would decrease demand for the company’s services. Shares of Wilmington Trust Corp. declined as the regional bank’s credit losses accelerated across its loan portfolio. Subsequently, the Portfolio exited its position in both Wilmington Trust Corp. and H&R Block Inc. L-3 Communications Holdings, Inc., an aerospace and defense company, was hurt by concerns about cuts in the federal budget for defense spending.

The Portfolio’s individual contributors to relative performance included Old
Republic International Corp., WABCO Holdings, Inc. and Tyco Electronics Ltd. Old Republic International Corp., a diversified insurance company, was a strong performer as signs of stabilization began to emerge in its mortgage insurance business.
WABCO Holdings, Inc. provides products for commercial truck, trailer, bus and passenger car manufacturers. The stock benefited from its strong presence in emerging markets as demand for commercial vehicles in these countries remained strong. Tyco
Electronics Ltd. provides electronic instruments and controls. The company’s restructuring efforts left it well positioned to benefit as demand recovered in its end markets during the reporting period. In addition, investors reacted favorably to Tyco Electronics Ltd.’s acquisition of ADC Telecommunications, Inc.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate sustainable levels of free cash flow. The portfolio managers believed that these types of companies should perform relatively well in what they view as a slow but sustainable economic recovery in the United States. The Portfolio’s largest overweight continued to be in the consumer discretionary sector. The portfolio managers sought to own retailers with strong brands and business models that produce recurring revenue, believing that these factors, coupled with lower levels of capital spending, should contribute to their sustainable generation of free cash flow.

2

JPMORGAN INSURANCE TRUST

DECEMBER 31, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Gap, Inc. (The)

2.0
%

2.

Loews Corp.

1.9

3.

Tyco Electronics Ltd., (Switzerland)

1.8

4.

Republic Services, Inc.

1.8

5.

Becton, Dickinson & Co.

1.7

6.

Williams Cos., Inc. (The)

1.6

7.

Energen Corp.

1.6

8.

CMS Energy Corp.

1.6

9.

Devon Energy Corp.

1.6

10.

Ball Corp.

1.5

PORTFOLIO COMPOSITION BY SECTOR***

Financials

24.4
%

Consumer Discretionary

18.7

Utilities

10.6

Industrials

9.0

Energy

8.8

Materials

6.7

Health Care

6.1

Consumer Staples

5.6

Information Technology

5.6

Telecommunication Services

2.6

Short-Term Investment

1.9

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**

The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based upon total investments (exclud- ing Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The
Portfolio’s composition is subject to change.

DECEMBER 31, 2010

JPMORGAN INSURANCE TRUST

3

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

SINCE INCEPTION

Class 1 Shares

9/28/01

23.45
%

4.57
%

9.94
%

LIFE OF PORTFOLIO PERFORMANCE (9/28/01 TO
12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Inception date for JPMorgan Insurance Trust Mid Cap Value Portfolio is September 28, 2001, which is the inception date of JPMorgan Mid Cap Value Portfolio (“Predecessor Portfolio”). JPMorgan
Insurance Trust Mid Cap Value Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by the
JPMorgan Insurance Trust Mid Cap Value Portfolio and have been used since the reorganization. As a result the performance prior to April 25, 2009, is the performance of the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in the Class 1 Shares of the JPMorgan Insurance Trust Mid Cap Value Portfolio, the Russell
Midcap Value Index and the Lipper Variable Underlying Funds Mid-Cap Value Funds Index from September 28, 2001 to December 31, 2010. The performance of the indices reflects an initial investment as of the end of the month following the
Portfolio’s inception. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Portfolio. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper
Variable Underlying Funds Mid-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4

JPMORGAN INSURANCE TRUST

DECEMBER 31, 2010

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — 98.5%

Consumer Discretionary — 18.7%

Distributors — 0.9%

47,940

Genuine Parts Co.

2,461,240

Hotels, Restaurants & Leisure — 2.3%

38,941

Darden Restaurants, Inc.

1,808,420

51,486

Marriott International, Inc., Class A

2,138,728

39,100

Yum! Brands, Inc.

1,917,855

5,865,003

Household Durables — 1.9%

55,940

Fortune Brands, Inc.

3,370,385

50,387

Jarden Corp.

1,555,447

4,925,832

Internet & Catalog Retail — 0.8%

80,300

Expedia, Inc.

2,014,727

Media — 4.5%

35,820

Cablevision Systems Corp., Class A

1,212,149

107,300

CBS Corp. (Non-Voting), Class B

2,044,065

96,404

Clear Channel Outdoor Holdings, Inc., Class A (a)

1,353,512

119,600

DISH Network Corp., Class A (a)

2,351,336

154,200

Gannett Co., Inc. (c)

2,326,878

29,840

Omnicom Group, Inc.

1,366,672

2,160

Washington Post Co. (The), Class B

949,320

11,603,932

Multiline Retail — 1.0%

100,700

Macy’s, Inc.

2,547,710

Specialty Retail — 6.5%

7,750

AutoZone, Inc. (a) (c)

2,112,572

62,370

Bed Bath & Beyond, Inc. (a)

3,065,486

234,590

Gap, Inc. (The)

5,193,823

56,650

Staples, Inc.

1,289,920

38,140

Tiffany & Co.

2,374,978

60,850

TJX Cos., Inc.

2,701,131

16,737,910

Textiles, Apparel & Luxury Goods — 0.8%

33,100

Phillips-Van Heusen Corp.

2,085,631

Total Consumer Discretionary

48,241,985

Consumer Staples — 5.6%

Beverages — 1.1%

30,682

Brown-Forman Corp., Class B

2,136,081

20,500

Dr. Pepper Snapple Group, Inc.

720,780

2,856,861

SHARES

SECURITY DESCRIPTION

VALUE($)

Food & Staples Retailing — 1.3%

144,470

Safeway, Inc.

3,249,130

Food Products — 2.3%

58,330

JM Smucker Co. (The)

3,829,365

33,700

Ralcorp Holdings, Inc. (a)

2,190,837

6,020,202

Household Products — 0.6%

22,000

Energizer Holdings, Inc. (a)

1,603,800

Tobacco — 0.3%

9,630

Lorillard, Inc.

790,238

Total Consumer Staples

14,520,231

Energy — 8.9%

Oil, Gas & Consumable Fuels — 8.9%

119,840

CVR Energy, Inc. (a)

1,819,171

52,214

Devon Energy Corp.

4,099,321

170,600

El Paso Corp.

2,347,456

70,210

EQT Corp.

3,148,216

25,828

Kinder Morgan Management LLC (a)

1,727,377

42,600

Newfield Exploration Co. (a)

3,071,886

71,970

Teekay Corp., (Canada)

2,380,768

170,880

Williams Cos., Inc. (The)

4,224,154

Total Energy

22,818,349

Financials — 24.5%

Capital Markets — 3.0%

46,200

Ameriprise Financial, Inc.

2,658,810

14,600

LPL Investment Holdings, Inc. (a)

531,002

33,230

Northern Trust Corp.

1,841,274

41,640

T. Rowe Price Group, Inc.

2,687,446

7,718,532

Commercial Banks — 5.8%

82,800

BancorpSouth, Inc. (c)

1,320,660

41,500

BB&T Corp.

1,091,035

25,070

City National Corp.

1,538,295

24,540

Cullen/Frost Bankers, Inc.

1,499,885

143,000

Fifth Third Bancorp

2,099,240

33,470

M&T Bank Corp.

2,913,564

79,900

SunTrust Banks, Inc.

2,357,849

43,700

TCF Financial Corp. (c)

647,197

59,300

Zions Bancorp

1,436,839

14,904,564

Insurance — 10.6%

45,800

AON Corp.

2,107,258

10,100

Arch Capital Group Ltd., (Bermuda) (a)

889,305

99,539

Cincinnati Financial Corp.

3,154,391

SEE NOTES TO
FINANCIAL STATEMENTS.

DECEMBER 31, 2010

JPMORGAN INSURANCE TRUST

5

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (continued)

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — Continued

Insurance — Continued

128,280

Loews Corp.

4,991,375

252,274

Old Republic International Corp.

3,438,494

96,232

OneBeacon Insurance Group Ltd., Class A

1,458,877

63,550

Principal Financial Group, Inc.

2,069,188

25,443

Symetra Financial Corp.

348,569

68,300

Transatlantic Holdings, Inc.

3,525,646

116,810

W.R. Berkley Corp.

3,198,258

97,400

XL Group plc, (Ireland)

2,125,268

27,306,629

Real Estate Investment Trusts (REITs) — 3.3%

37,400

HCP, Inc.

1,375,946

65,572

Kimco Realty Corp.

1,182,919

9,960

Public Storage

1,010,143

59,120

Regency Centers Corp.

2,497,229

30,344

Vornado Realty Trust (c)

2,528,565

8,594,802

Real Estate Management & Development — 0.9%

126,880

Brookfield Properties Corp. (c)

2,224,206

Thrifts & Mortgage Finance — 0.9%

8,900

Capitol Federal Financial, Inc.

105,999

154,680

People’s United Financial, Inc. (c)

2,167,067

2,273,066

Total Financials

63,021,799

Health Care — 6.2%

Health Care Equipment & Supplies — 1.7%

50,560

Becton, Dickinson & Co.

4,273,331

Health Care Providers & Services — 4.5%

37,600

AmerisourceBergen Corp.

1,282,912

42,169

Community Health Systems, Inc. (a) (c)

1,575,856

72,250

Coventry Health Care, Inc. (a)

1,907,400

35,000

Humana, Inc. (a)

1,915,900

143,275

Lincare Holdings, Inc.

3,844,068

46,100

VCA Antech, Inc. (a)

1,073,669

11,599,805

Total Health Care

15,873,136

Industrials — 9.0%

Aerospace & Defense — 1.6%

26,680

Alliant Techsystems, Inc. (a)

1,985,792

30,200

L-3 Communications Holdings, Inc.

2,128,798

4,114,590

Commercial Services & Supplies — 1.8%

157,030

Republic Services, Inc.

4,688,916

SHARES

SECURITY DESCRIPTION

VALUE($)

Electrical Equipment — 2.8%

47,700

AMETEK, Inc.

1,872,225

36,040

Cooper Industries plc

2,100,771

12,300

Regal-Beloit Corp.

821,148

32,100

Roper Industries, Inc. (c)

2,453,403

7,247,547

Industrial Conglomerates — 0.9%

59,840

Carlisle Cos., Inc.

2,378,042

Machinery — 1.9%

53,800

Snap-On, Inc.

3,044,004

29,530

WABCO Holdings, Inc. (a)

1,799,263

4,843,267

Total Industrials

23,272,362

Information Technology — 5.6%

Electronic Equipment, Instruments & Components — 3.6%

43,840

Amphenol Corp., Class A

2,313,875

62,010

Arrow Electronics, Inc. (a)

2,123,843

133,580

Tyco Electronics Ltd., (Switzerland)

4,728,732

9,166,450

IT Services — 1.0%

89,590

Jack Henry & Associates, Inc.

2,611,548

Software — 1.0%

95,900

Synopsys, Inc. (a)

2,580,669

Total Information Technology

14,358,667

Materials — 6.7%

Chemicals — 4.7%

57,546

Albemarle Corp.

3,209,916

38,130

PPG Industries, Inc.

3,205,589

36,230

Sherwin-Williams Co. (The)

3,034,262

41,450

Sigma-Aldrich Corp.

2,758,912

12,208,679

Containers & Packaging — 2.0%

56,930

Ball Corp.

3,874,087

23,200

Rock-Tenn Co., Class A

1,251,640

5,125,727

Total Materials

17,334,406

Telecommunication Services — 2.6%

Diversified Telecommunication Services — 1.5%

59,690

CenturyLink, Inc. (c)

2,755,887

77,429

Windstream Corp.

1,079,360

3,835,247

SEE NOTES TO
FINANCIAL STATEMENTS.

6

JPMORGAN INSURANCE TRUST

DECEMBER 31, 2010

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — Continued

Wireless Telecommunication Services — 1.1%

87,790

Telephone & Data Systems, Inc.

2,767,141

Total Telecommunication Services

6,602,388

Utilities — 10.7%

Electric Utilities — 1.5%

27,200

Northeast Utilities

867,136

123,820

Westar Energy, Inc.

3,115,311

3,982,447

Gas Utilities — 2.9%

87,490

Energen Corp.

4,222,267

58,920

Oneok, Inc.

3,268,293

7,490,560

Multi-Utilities — 5.8%

226,040

CMS Energy Corp.

4,204,344

59,700

NSTAR

2,518,743

24,700

Sempra Energy

1,296,256

53,500

Wisconsin Energy Corp.

3,149,010

154,380

Xcel Energy, Inc.

3,635,649

14,804,002

Water Utilities — 0.5%

46,100

American Water Works Co., Inc.

1,165,869

Total Utilities

27,442,878

Total Common Stocks (Cost $190,711,288)

253,486,201

SHARES

SECURITY DESCRIPTION

VALUE($)

Short-Term Investment — 1.9%

Investment Company — 1.9%

4,983,834

JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $4,983,834)

4,983,834

Investment of Cash Collateral for Securities on Loan — 4.6%

Investment Company — 4.6%

11,705,371

JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $11,705,371)

11,705,371

Total Investments — 105.0% (Cost $207,400,493)

270,175,406

Liabilities in Excess of Other Assets — (5.0)%

(12,863,227
)

NET ASSETS — 100.0%

$
257,312,179

Percentages
indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS :

(a)

— Non-income producing security.

(b)

  —  Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)

  —  Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(l)

— The rate shown is the current yield as of December 31, 2010.

(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO
FINANCIAL STATEMENTS.

DECEMBER 31, 2010

JPMORGAN INSURANCE TRUST

7

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2010

Mid Cap Value Portfolio

ASSETS:

Investments in non-affiliates, at value

$
253,486,201

Investments in affiliates, at value

16,689,205

Total investment securities, at value

270,175,406

Receivables:

Investment securities sold

220,146

Portfolio shares sold

77,004

Interest and dividends

329,675

Securities lending income

651

Total Assets

270,802,882

LIABILITIES:

Payables:

Investment securities purchased

89,083

Collateral for securities lending program

11,705,371

Portfolio shares redeemed

1,473,851

Accrued liabilities:

Investment advisory fees

140,384

Administration fees

19,695

Custodian and accounting fees

12,858

Trustees’ and Chief Compliance Officer’s fees

3,377

Other

46,084

Total Liabilities

13,490,703

Net Assets

$
257,312,179

NET ASSETS:

Paid in capital

$
232,161,231

Accumulated undistributed net investment income

3,243,713

Accumulated net realized gains (losses)

(40,867,678
)

Net unrealized appreciation (depreciation)

62,774,913

Total Net Assets

$
257,312,179

Outstanding units of beneficial interest (shares)

(unlimited amount authorized, no par value):

37,842,490

Net asset value, offering and redemption price per share

$
6.80

Cost of investments in non-affiliates

$
190,711,288

Cost of investments in affiliates

16,689,205

Value of securities on loan

11,357,755

SEE NOTES TO FINANCIAL STATEMENTS.

8

JPMORGAN INSURANCE TRUST

DECEMBER 31, 2010

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

Mid Cap Value Portfolio

INVESTMENT INCOME:

Dividend income from non-affiliates

$
5,139,951

Interest income from affiliates

—
(a)

Dividend income from affiliates

4,912

Income from securities lending (net)

47,902

Total investment income

5,192,765

EXPENSES:

Investment advisory fees

1,551,161

Administration fees

219,907

Custodian and accounting fees

31,513

Interest expense to affiliates

43

Professional fees

59,323

Trustees’ and Chief Compliance Officer’s fees

4,908

Printing and mailing costs

65,351

Transfer agent fees

3,431

Other

30,451

Total expenses

1,966,088

Less amounts waived

(21,136
)

Less earnings credits

(1
)

Net expenses

1,944,951

Net investment income (loss)

3,247,814

REALIZED/UNREALIZED GAINS (LOSSES):

Net realized gain (loss) on transactions from investments in non-affiliates

8,333,230

Change in net unrealized appreciation (depreciation) of investments in non-affiliates

39,389,501

Net realized/unrealized gains (losses)

47,722,731

Change in net assets resulting from operations

$
50,970,545

(a)
Amount rounds to less than $1.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010

JPMORGAN INSURANCE TRUST

9

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

Mid Cap Value Portfolio

Year Ended 12/31/2010

Year Ended 12/31/2009*

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)

$
3,247,814

$
3,906,395

Net realized gain (loss)

8,333,230

(34,402,335
)

Change in net unrealized appreciation (depreciation)

39,389,501

82,628,184

Change in net assets resulting from operations

50,970,545

52,132,244

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income

(2,838,071
)

(4,240,919
)

From net realized gains

—

(383,916
)

Total distributions to shareholders

(2,838,071
)

(4,624,835
)

CAPITAL TRANSACTIONS:

Proceeds from shares issued

29,153,831

42,413,889

Net assets acquired in Portfolio reorganization (See Note 8)

—

25,677,776

Dividends and distributions reinvested

2,838,071

4,624,835

Cost of shares redeemed

(61,245,626
)

(63,756,159
)

Total change in net assets from capital transactions

(29,253,724
)

8,960,341

NET ASSETS:

Change in net assets

18,878,750

56,467,750

Beginning of period

238,433,429

181,965,679

End of period

$
257,312,179

$
238,433,429

Accumulated undistributed net investment income

$
3,243,713

$
2,866,248

SHARE TRANSACTIONS:

Issued

4,888,486

9,311,655
**

Shares issued in connection with Portfolio reorganization (See Note 8)

—

6,001,467

Reinvested

454,819

1,087,156
**

Redeemed

(10,302,850
)

(13,854,053
)**

Change in Shares

(4,959,545
)

2,546,225

*

Mid Cap Value Portfolio acquired all of the assets and liabilities of JPMorgan Mid Cap Value Portfolio (“Predecessor Portfolio”) in a reorganization on
April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by Mid Cap Value Portfolio and have been used since the reorganization. As a result, the information prior to April 25, 2009, reflects that of the Predecessor Portfolio.

**

Reflects a 4.187:1 stock split that occurred on April 24, 2009. All share amounts for all periods presented have been adjusted to reflect the stock split.

SEE NOTES TO FINANCIAL STATEMENTS.

10

JPMORGAN INSURANCE TRUST

DECEMBER 31, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2010

JPMORGAN INSURANCE TRUST

11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

Class 1

Per share operating performance

Investment operations

Distributions

Net asset value, beginning of period

Net investment income (loss)

  Net
realized and unrealized gains (losses) on investments

Total from investment operations

Net investment income

Net realized gain

Total distributions

Mid Cap Value Portfolio(c)

Year Ended December 31, 2010

$
5.57

$
0.09

$
1.21

$
1.30

$
(0.07
)

$
—

$
(0.07
)

Year Ended December 31, 2009*

4.52

0.09

1.08

1.17

(0.11
)

(0.01
)

(0.12
)

Year Ended December 31, 2008*

7.33

0.08
(d)

(2.35
)

(2.27
)

(0.07
)

(0.47
)

(0.54
)

Year Ended December 31, 2007*

7.54

0.07

0.13

0.20

(0.07
)

(0.34
)

(0.41
)

Year Ended December 31, 2006*

6.65

0.07

1.03

1.10

(0.04
)

(0.17
)

(0.21
)

(a)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)
Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(c)
Effective April 25, 2009, Diversified Mid Cap Value Portfolio was renamed Mid Cap Value Portfolio. Mid Cap Value Portfolio acquired all of the assets and liabilities of
JPMorgan Mid Cap Value Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by Mid Cap Value Portfolio and have been used since the reorganization. As a result, the financial highlight information reflects that of the Predecessor Portfolio for the periods prior to its reorganization with Mid Cap Value Portfolio.

(d)
Calculated based upon average shares outstanding.

*
Reflects a 4.187:1 stock split that occurred on April 24, 2009. All per share amounts for all periods presented have been adjusted to reflect the stock split.

SEE NOTES TO FINANCIAL STATEMENTS.

12

JPMORGAN INSURANCE TRUST

DECEMBER 31, 2010

Ratios/Supplemental data

Ratios to average net assets

Net asset value, end of period

Total return (a)

Net assets, end of period (000’s)

  Net
expenses (b)

Net investment income (loss)

Expenses without waivers, reimbursements and earnings credits

Portfolio turnover rate

$
6.80

23.45
%

$
257,312

0.81
%

1.36
%

0.82
%

32
%

5.57

26.68

238,433

0.88

1.93

1.02

39

4.52

(33.21
)

181,966

1.00

1.31

1.25

41

7.33

2.45

312,274

1.00

0.92

1.25

48

7.54

16.84

298,608

1.00

0.99

1.25

45

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010

JPMORGAN INSURANCE TRUST

13

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010

1. Organization

JPMorgan Insurance Trust (the
“Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Class Offered

Diversified/Non-Diversified

Mid Cap Value Portfolio

Class 1

Diversified

Portfolio shares are offered only to separate
accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

The Portfolio
acquired all of the assets and liabilities of JPMorgan Mid Cap Value Portfolio, a series of J.P. Morgan Series Trust II (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by the Portfolio. On April 24, 2009, prior to the reorganization, shareholders of the Predecessor Portfolio received 4.187 shares of the Predecessor Portfolio for every share held of the Predecessor
Portfolio. All share and per share amounts for all periods presented have been adjusted to reflect the stock split.

2. Significant Accounting
Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.
The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official
Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than
61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

Valuations reflected in this report are
as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•

Level 1 — quoted prices in active markets for identical securities

•

  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•

  Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14

JPMORGAN INSURANCE TRUST

DECEMBER 31, 2010

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments
(“SOI”):

  Level 1
Quoted prices

  Level 2
Other significant observable inputs

  Level 3
Significant unobservable inputs

Total

Total Investments in Securities #

$
270,175,406

$
—

$
—

$
270,175,406

#
Portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended December 31, 2010.

B. Securities Lending — The Portfolio may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM”
or the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Portfolio. Securities loaned are collateralized by cash, which is invested in Capital Shares of the
JPMorgan Prime Money Market Fund. Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations. For the year ended December 31, 2010, the Portfolio earned $33,322 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a
loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the SOI. At December 31, 2010, the value of outstanding securities on loan and the value of Collateral Investments were as follows:

Value of Securities on Loan

Cash Collateral Posted by Borrower

Total Value of Collateral Investments

$
11,357,755

$
11,705,371

$
11,705,371

The Portfolio bears the risk of loss
associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the
Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks,
including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund in the amount of $21,808.
This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Expenses —
Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax

DECEMBER 31, 2010

JPMORGAN INSURANCE TRUST

15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (continued)

is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue
Service.

F. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts
were reclassified within the capital accounts:

Paid-in-capital

Accumulated Undistributed/ (Overdistributed) Net Investment Income

Accumulated Net Realized Gain (Loss) on Investments

$
(792,905
)

$
(32,278
)

$
825,183

The reclassifications for the Portfolio
relate primarily to write-off of capital loss carryforwards acquired in merger.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Portfolio. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of the Portfolio and for such services is paid a fee.
The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor
waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an
Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the
Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds)
and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2010, the annual effective rate was 0.09% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator
(the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a
wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan)
exceed 0.90% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the year ended
December 31, 2010. The expense limitation percentage above is in place until at least April 30, 2011. In addition, the Portfolio’s service providers have voluntarily waived fees during the year ended December 31, 2010. However, the Portfolio’s service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year
ended December 31, 2010, the Advisor voluntarily waived fees for the Portfolio in the amount of $12,695. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the
Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

16

JPMORGAN INSURANCE TRUST

DECEMBER 31, 2010

The amount of waivers resulting from investments in the money market funds for the year ended December 31, 2010 (excluding the waiver disclosed in Note 2.B. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) was $8,441.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of
Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2010, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the
Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2010, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the
Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2010, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)

Sales (excluding U.S. Government)

$
73,742,745

$
103,310,118

During the year ended December 31,
2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2010, were as follows:

  Aggregate
Cost

Gross Unrealized Appreciation

Gross Unrealized Depreciation

Net Unrealized Appreciation (Depreciation)

$
212,304,397

$
60,357,031

$
2,486,022

$
57,871,009

The difference between book and tax basis
appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during
the fiscal year ended December 31, 2010 was as follows:

Total Distributions Paid From:

Ordinary Income

Total Distributions Paid

$
2,838,071

$
2,838,071

The tax character of distributions paid
during the fiscal year ended December 31, 2009 was as follows:

Total Distributions Paid From:

Ordinary Income

Total Distributions Paid*

$
653,969

$
653,969

*

The tax character of total distributions paid differs from that within the Statement of Changes because of the reorganization of the JPMorgan Insurance Trust Mid Cap Value
Portfolio with the Predecessor Portfolio. The Predecessor Portfolio’s performance and financial history have been adopted for financial statement purposes, whereas the JPMorgan Insurance Trust Mid Cap Value Portfolio is the surviving portfolio for tax purposes.

DECEMBER 31, 2010

JPMORGAN INSURANCE TRUST

17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (continued)

At December 31, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income

Current Distributable Long Term Capital Gain
or (Tax Basis Capital Loss Carryover)

Unrealized Appreciation (Depreciation)

$
3,247,962

$
(35,893,735
)

$
57,871,009

The cumulative timing differences primarily
consist of trustee deferred compensation and wash sale loss deferrals.

As of December 31, 2010, the Portfolio had net capital loss
carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2016

2017

Total

$
18,717,814

$
17,175,921
*

$
35,893,735

*

This amount includes $10,916,665 of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections
381-384.

During the year ended December 31, 2010, the Portfolio utilized capital loss carryforwards in the amount of
$5,426,216 and $840,213 was written-off due to IRS Code Section 382-383 limitations.

Net capital losses incurred after October 31 and within
the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2010, the Portfolio deferred to January 1, 2011 post-October capital losses of $70,037.

6. Borrowings

The Trust and JPMCB have entered
into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The
Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2010, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The
Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding.
Investment activities of these shareholders could have a material impact on the Portfolio.

8. Business Combinations

In November, 2008, the Boards of Trustees of the Trust and J.P. Morgan Series Trust II approved management’s proposal to merge JPMorgan Mid Cap Value
Portfolio (the “Target Portfolio”) into JPMorgan Insurance Trust Mid Cap Value Portfolio (the “Acquiring Portfolio”). The Agreement and Plan of Reorganization with respect to the Target Portfolio was approved by the Target
Portfolio’s shareholders at a special meeting of shareholders held on April 1, 2009. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on April 24, 2009. The Acquiring Portfolio acquired all of the assets and liabilities of the Target Portfolio as shown in the table below. As described in Note 1, the Target Portfolio’s performance and financial history have been adopted by the Acquiring Portfolio. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Portfolio received 4.187
Class 1 shares in the Acquiring Portfolio in exchange for each share held in the Target Portfolio as of the close of business on date of the reorganization. The investment portfolio of the Target Portfolio, with a fair value of $172,260,977 and identified cost of $212,411,021 as of the date of the reorganization, was the principal asset acquired by the Acquiring Portfolio. For financial statement purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Target Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

18

JPMORGAN INSURANCE TRUST

DECEMBER 31, 2010

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation
(Depreciation) immediately before and after the reorganization:

Shares Outstanding

Net Assets

Net Asset Value Per Share

Net Unrealized Appreciation (Depreciation)

Target Portfolio

JPMorgan Mid Cap Value Portfolio

40,291,926

$
172,392,842

$
4.28

$
(40,150,044
)

Acquiring Portfolio

JPMorgan Insurance Trust Mid Cap Value Portfolio

Class 1

6,001,467

25,677,776

4.28

(8,384,594
)

Post Reorganization

JPMorgan Insurance Trust Mid Cap Value Portfolio

Class 1

46,293,393

198,070,618

4.28

(48,534,638
)

DECEMBER 31, 2010

JPMORGAN INSURANCE TRUST

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of
JPMorgan Insurance Trust Mid Cap Value Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Mid Cap Value Portfolio (a
separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights
(hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New
York

February 17, 2011

20

JPMORGAN INSURANCE TRUST

DECEMBER 31, 2010

TRUSTEES

(Unaudited)

The
Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at
www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)

Principal Occupations During Past 5 Years

  Number of Portfolios in Fund
 Complex Overseen   by Trustee
(2)

  Other Directorships Held
Outside Fund Complex

Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.

Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).

145

None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.

Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).

145

Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.

Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).

145

Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City
(2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.

Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).

145

None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.

Self-employed business consultant (2002-present).

145

Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.

Vice President of Administration and Planning, Northwestern University (1985-present).

145

Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.

Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).

145

Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.

Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).

145

Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.

Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation
(1985-2002).

145

Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

DECEMBER 31, 2010

JPMORGAN INSURANCE TRUST

21

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)

Principal Occupations During Past 5 Years

  Number of Portfolios in Fund
 Complex Overseen   by Trustee
(2)

  Other Directorships Held
Outside Fund Complex

Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.

Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments,
Eli Lilly and Company (pharmaceuticals) (1988-1999).

145

Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.

Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).

145

None.

Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.

Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).

145

Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.

Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management)
(1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).

145

Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington
County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
(2005-present).

(1)
Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined
Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (145 funds).

*
Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate
Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment adviser, is a wholly-owned subsidiary of
JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with subadvisers to certain J.P. Morgan Funds.

**
Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***
Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

22

JPMORGAN INSURANCE TRUST

DECEMBER 31, 2010

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)

Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled
Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase &
Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in
MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)

Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman &
Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)

Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co.
since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)

Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Michael J. Tansley (1964), Controller (2008)

Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase,
Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from
2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

  Elizabeth A. Davin (1964),   Assistant
Secretary (2005)*

Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and
Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation)
since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)

Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Gregory S. Samuels (1980) Assistant Secretary (2010)

Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*

Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and
Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003-2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*

Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July
2006.

Laura S. Melman (1966), Assistant Treasurer (2006)

Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)

Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the
officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*
The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

DECEMBER 31, 2010

JPMORGAN INSURANCE TRUST

23

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2010, and continued to hold your shares at the end of the reporting period, December 31, 2010.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 =
8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held.
Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Beginning Account Value, July 1, 2010

Ending Account Value, December 31, 2010

Expenses Paid During July 1, 2010 to December 31, 2010*

Annualized Expense Ratio

Class 1

Actual

$
1,000.00

$
1,238.60

$
4.68

0.83
%

Hypothetical

1,000.00

1,021.02

4.23

0.83

*

Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

24

JPMORGAN INSURANCE TRUST

DECEMBER 31, 2010

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2010, at which the Trustees considered the continuation of the investment advisory agreement for the
Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds.
Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 18, 2010.

JPMorgan Investment Advisors Inc. (“JPMIA”) served as the investment adviser to the Portfolio until January 1, 2010, when its investment advisory business was transferred to the Advisor, which became the investment adviser for the Portfolio. The appointment of the Advisor did not change the Portfolio’s portfolio management team or investment strategies, the investment advisory fees charged to the Portfolio or the terms of the Portfolio’s investment advisory agreement (other than the name of the investment adviser).

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor (including applicable information relating to JPMIA prior to January 1, 2010), on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Portfolio’s performance compared to the performance of the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and

expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory
Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval.
The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory
Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan
Distribution Services, Inc. about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to enhancements to the Advisor’s risk governance model in light of recent market turbulence and reports showing that the Advisor has consistently complied with the investment policies and restrictions of the Portfolio. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the
Advisor, was also considered.

DECEMBER 31, 2010

JPMORGAN INSURANCE TRUST

25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the
Advisor to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Portfolio, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the
Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees
received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’
operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board also considered the Advisor’s use of third-party soft dollar arrangements with respect to securities transactions in U.S. equity securities.

The
Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan
Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the
Advisor for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received
and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Advisor. The Lipper performance data

26

JPMORGAN INSURANCE TRUST

DECEMBER 31, 2010

noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the fifth, third and second quintiles for the one-, three-, and five-year periods ended
December 31, 2009, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that they were satisfied with the Advisor’s analysis of the Portfolio’s performance.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the

Portfolio’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses were in the second and first quintiles respectively, of their
Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

DECEMBER 31, 2010

JPMORGAN INSURANCE TRUST

27

TAX LETTER

(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the
Portfolio’s income and distributions for the taxable year ended December 31, 2010. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2010. The information necessary to complete your income tax returns for the calendar year ending December 31, 2010 will be received under separate cover.

Dividends Received Deductions (DRD)

100.00% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2010.

28

JPMORGAN INSURANCE TRUST

DECEMBER 31, 2010

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase
& Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a
portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its
portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public
Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s
policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The
Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at
www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase &
Co., 2010 All rights reserved. December 2010.

AN-JPMITMCVP-1210

Annual Report

JPMorgan Insurance Trust

December 31, 2010

JPMorgan Insurance Trust Small Cap Core Portfolio

  NOT FDIC INSURED    •    NO BANK GUARANTEE    •
   MAY LOSE VALUE        This material must be preceded or
accompanied by a current prospectus.

Investments in the Portfolio are not
bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle
for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the
Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 20, 2011 (Unaudited)

Dear Shareholder:

It’s only natural for investors to try to ring in the new year with some degree of optimism. Last year, for example, as we slowly emerged from the global financial crisis, we welcomed some encouraging signs that a modest economic recovery was beginning. Today, although the economy can hardly be described as robust, we continue to see signs of improvement.

 “Today, although the economy can hardly be described as robust, we continue to see signs of improvement.”

Despite volatility, equities turn in double-digit performance

Investors kicked off 2010 by reacting positively to two consecutive quarters of positive earnings reports. However, this optimism was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction in the middle of 2010.

After
experiencing a period of volatility towards the end of the summer, the markets finished the year strongly and posted a second year of double digit returns. Investors were encouraged by improved economic expectations and job growth, as well as the combination of the Federal Reserve’s (the “Fed”) launch of quantitative easing (QE2) and Congress’ extension of the Bush-era tax cuts. As of the 12-month reporting period ended December 31, 2010, the S&P 500 had reached a level of 1,258, an increase of 15.1% from a year prior.

Small and mid cap stocks lead style categories

Small and mid cap stocks led the style categories over the 12 month period ended December 31, 2010 (the Russell 2000 Index returned 26.9% and the Russell Mid
Cap Index returned 25.5% compared to 16.1% as measured by the Russell 1000 Index). Overall, growth stocks fared better than value in the small cap, mid cap and large cap space. The Russell 1000 Growth Index returned 16.7% for the 12-month reporting period, compared to 15.5% for the Russell 1000 Value Index. With regard to mid cap stocks, the Russell Midcap Growth Index returned 26.4%, while the Russell Midcap Value Index returned 24.8%. In the small cap segment, the Russell 2000 Growth Index outpaced the Russell 2000 Value Index, with a return of 29.1%, compared to 24.5%, as of the end of the 12-month period.

Treasuries move higher, pushing yields to historic lows

As investors continued to move into the relative safety of fixed income, yields trended lower, often to historical levels, for most of 2010. Yet, as the year drew to a close, investors began to seek out riskier assets, causing yields to spike sharply. As of the end of the 12-month period ended December 31, 2010, the yields on the benchmark 10-year U.S. Treasury bond declined from 3.9% to 3.3%. Yields on the 30-year U.S. Treasury bond slid from 4.6% to 4.3% as of the end of the period, and the two-year U.S. Treasury note dipped from 1.1% to 0.6%.

In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 6.5%, while the Barclays Capital High Yield Index returned 15.1%, and the
Barclays Capital Emerging Markets Index returned 12.8% for the 12-month period ended December 31, 2010.

The pace of recovery

Despite last year’s stock market gains, the economy continues to send mixed signals about the recovery. On the one hand, we are encouraged that gross domestic product (GDP) continues to grow and that corporate earnings continue to exceed estimates. On the other hand, we are discouraged by the fact the economy continues to be restrained by state and local government cutbacks, sluggish job growth, and a hibernating home building industry. Against this backdrop, it makes sense for investors to maintain a balanced approach, as while some aspects of the economy appear to be improving, other aspects continue to struggle, and as of this writing, remain quite unpredictable.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset
Management

DECEMBER 31, 2010

JPMORGAN INSURANCE TRUST

1

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED
DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:

Portfolio (Class 1 Shares)*

27.13%

Russell 2000 Index

26.85%

Net Assets as of 12/31/2010

$
72,350,902

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Small Cap Core Portfolio (the “Portfolio”) seeks capital growth over the long term.

HOW DID THE MARKET PERFORM?

Stock markets in most parts of the world rose for first quarter of
2010, maintaining the upward momentum they enjoyed after the March 2009 market bottom. Stock prices declined in the second quarter of 2010 as risk aversion returned in April amid concerns about the threat of systemic fallout from Europe’s debt crisis. However, stocks recovered during the third and fourth quarters of 2010 on strong corporate earnings, better-than-expected economic data, a return of merger and acquisition activity and accommodative policies from the U.S. Federal Reserve and the Bank of Japan. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut.

U.S. equities, as measured by the S&P 500 Index, returned 15.06% for the twelve months ended December 31, 2010. Among U.S. stocks, small- and mid-cap stocks outperformed large-cap stocks, while growth stocks outperformed value stocks across all asset classes during the reporting period.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S
PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended
December 31, 2010. The Portfolio’s stock selection in the consumer discretionary and financials sectors contributed to relative performance, while the Portfolio’s stock selection in the industrials and health care sectors detracted from relative performance.

Individual contributors to relative performance included Skyworks Solutions, Inc. and Deckers Outdoor Corp. Skyworks Solutions, Inc., which sells chips for mobile phones, reported better-than-expected fiscal fourth-quarter revenue and issued a positive revenue outlook for its fiscal first quarter. Deckers Outdoor Corp., a footwear producer, reported strong earnings and raised its earnings outlook for the full year, primarily due to strong sales for its “UGG” brand products.

Individual detractors from relative performance included
Chiquita Brands International, Inc. and GenCorp, Inc. Shares of produce-seller Chiquita Brands International, Inc. declined after the company missed first-quarter estimates on weaker-than-expected banana pricing. GenCorp, Inc. makes rocket propulsion systems that are used in both missile weapons and NASA space vehicles. The stock declined on concerns surrounding a subpoena the company received from the U.S. Department of Defense.

HOW WAS THE PORTFOLIO POSITIONED?

The
portfolio managers took limited sector bets and constructed the Portfolio so that stock selection would be the primary driver of its relative performance versus the Benchmark. The portfolio managers employed a bottom-up approach to stock selection, using quantitative screening and proprietary fundamental analysis to construct a portfolio of attractively priced stocks with strong fundamentals.

2

JPMORGAN INSURANCE TRUST

DECEMBER 31, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

JDA Software Group, Inc.

1.0
%

2.

Skyworks Solutions, Inc.

1.0

3.

Regal-Beloit Corp.

0.9

4.

Triumph Group, Inc.

0.9

5.

GrafTech International Ltd.

0.9

6.

EnPro Industries, Inc.

0.8

7.

World Acceptance Corp.

0.8

8.

Cash America International, Inc.

0.8

9.

American Equity Investment Life Holding Co.

0.8

10.

Deckers Outdoor Corp.

0.8

PORTFOLIO COMPOSITION BY SECTOR***

Financials

21.2
%

Industrials

16.0

Information Technology

15.7

Consumer Discretionary

14.2

Health Care

12.3

Energy

6.1

Materials

4.8

Utilities

2.9

Consumer Staples

2.6

Telecommunication Services

1.3

U.S. Treasury Obligation

0.2

Short-Term Investment

2.7

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**

The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based upon total investments as of December 31, 2010. The Portfolio’s composition is subject to change.

DECEMBER 31, 2010

JPMORGAN INSURANCE TRUST

3

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2010

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

CLASS 1 SHARES

1/3/95

27.13
%

2.83
%

4.01
%

CLASS 2 SHARES

4/24/09

26.89

2.75

3.97

TEN YEAR PERFORMANCE (12/31/00 TO
12/31/10)

Source: Lipper Inc. The performance quoted is past performance and is not a guarantee of future results.
Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Inception
date for Class 1 Shares is January 3, 1995, which is the inception date of JPMorgan Small Company Portfolio (“Predecessor Portfolio”). The JPMorgan Insurance Trust Small Cap Core Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by the Small Cap Core Portfolio and have been used since the reorganization. As a result the performance for Class 1 Shares prior to April 25, 2009, is the performance of the Predecessor Portfolio.

Returns for Class 2 Shares prior to
April 25, 2009 are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares and the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Small Cap Core Portfolio, Russell 2000
Index and the Lipper Variable Underlying Funds Small-Cap Core Funds Index

from December 31, 2000 to December 31, 2010. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds
Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Variable Underlying Funds Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the
Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect
any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values
calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of
America.

4

JPMORGAN INSURANCE TRUST

DECEMBER 31, 2010

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF
DECEMBER 31, 2010

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — 97.8%

Consumer Discretionary — 14.3%

Auto Components — 0.7%

13,300

Cooper Tire & Rubber Co.

313,614

6,700

Spartan Motors, Inc.

40,803

11,500

Standard Motor Products, Inc.

157,550

511,967

Diversified Consumer Services — 0.0% (g)

1,200

Lincoln Educational Services Corp.

18,612

1,400

Mac-Gray Corp.

20,930

400

Spectrum Group International, Inc. (a)

1,000

40,542

Hotels, Restaurants & Leisure — 1.9%

8,600

Bravo Brio Restaurant Group, Inc. (a)

164,862

2,200

Cracker Barrel Old Country Store, Inc.

120,494

10,100

DineEquity, Inc. (a)

498,738

14,200

Domino’s Pizza, Inc. (a)

226,490

17,500

Ruby Tuesday, Inc. (a)

228,550

22,568

Ruth’s Hospitality Group, Inc. (a)

104,490

1,343,624

Household Durables — 1.7%

8,900

American Greetings Corp., Class A

197,224

42

CSS Industries, Inc.

866

8,100

Helen of Troy Ltd., (Bermuda) (a)

240,894

3,600

Hooker Furniture Corp.

50,868

2,793

Jarden Corp.

86,220

3,000

Libbey, Inc. (a)

46,410

6,900

Lifetime Brands, Inc. (a)

96,876

12,550

Tempur-Pedic International, Inc. (a)

502,753

1,222,111

Leisure Equipment & Products — 0.5%

11,550

JAKKS Pacific, Inc. (a)

210,441

5,700

RC2 Corp. (a)

124,089

2,100

Sturm Ruger & Co., Inc.

32,109

366,639

Media — 1.6%

5,800

AH Belo Corp., Class A (a)

50,460

12,400

Belo Corp., Class A (a)

87,792

4,500

Entercom Communications Corp., Class A (a)

52,110

25,700

Journal Communications, Inc., Class A (a)

129,785

2,400

Knology, Inc. (a)

37,512

10,000

LIN TV Corp., Class A (a)

53,000

25,500

Mediacom Communications Corp., Class A (a)

215,730

SHARES

SECURITY DESCRIPTION

VALUE($)

Media — Continued

23,200

Sinclair Broadcast Group, Inc., Class A

189,776

10,300

Valassis Communications, Inc. (a)

333,205

1,149,370

Multiline Retail — 0.7%

9,300

Dillard’s, Inc., Class A

352,842

13,574

Saks, Inc. (a)

145,242

498,084

Specialty Retail — 3.5%

4,625

Aeropostale, Inc. (a)

113,960

12,900

Asbury Automotive Group, Inc. (a)

238,392

3,300

Brown Shoe Co., Inc.

45,969

21,500

Cabela’s, Inc. (a)

467,625

19,700

Casual Male Retail Group, Inc. (a)

93,378

8,867

Collective Brands, Inc. (a)

187,093

4,800

Destination Maternity Corp. (a)

182,064

4,000

Express, Inc.

75,200

10,625

Finish Line, Inc. (The), Class A

182,644

4,150

Jos. A. Bank Clothiers, Inc. (a)

167,328

8,600

Kirkland’s, Inc. (a)

120,658

2,700

Lithia Motors, Inc., Class A

38,583

14,900

Rent-A-Center, Inc.

480,972

9,000

Sonic Automotive, Inc., Class A

119,160

2,513,026

Textiles, Apparel & Luxury Goods — 3.7%

7,300

Deckers Outdoor Corp. (a)

582,102

7,000

G-III Apparel Group Ltd. (a)

246,050

12,000

Iconix Brand Group, Inc. (a)

231,720

12,200

Jones Group, Inc. (The)

189,588

21,300

Maidenform Brands, Inc. (a)

506,301

12,700

Oxford Industries, Inc.

325,247

17,300

Perry Ellis International, Inc. (a)

475,231

3,150

Steven Madden Ltd. (a)

131,418

2,687,657

Total Consumer Discretionary

10,333,020

Consumer Staples — 2.6%

Beverages — 0.0% (g)

1,700

MGP Ingredients, Inc.

18,768

Food & Staples Retailing — 0.9%

7,400

Andersons, Inc. (The)

268,990

1,900

Fresh Market, Inc. (The) (a)

78,280

1,200

Nash Finch Co.

51,012

SEE NOTES TO
FINANCIAL STATEMENTS.

DECEMBER 31, 2010

JPMORGAN INSURANCE TRUST

5

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (continued)

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — Continued

Food & Staples Retailing — Continued

3,200

Pantry, Inc. (The) (a)

63,552

9,700

Spartan Stores, Inc.

164,415

626,249

Food Products — 0.9%

8,700

B&G Foods, Inc.

119,451

23,700

Chiquita Brands International, Inc. (a)

332,274

10,100

Dole Food Co., Inc. (a)

136,451

1,300

TreeHouse Foods, Inc. (a)

66,417

654,593

Household Products — 0.6%

17,250

Central Garden & Pet Co., Class A (a)

170,430

8,400

Spectrum Brands Holdings, Inc. (a)

261,828

432,258

Personal Products — 0.2%

3,100

Elizabeth Arden, Inc. (a)

71,331

8,225

Prestige Brands Holdings, Inc. (a)

98,289

169,620

Total Consumer Staples

1,901,488

Energy — 6.1%

Energy Equipment & Services — 1.5%

8,800

Cal Dive International, Inc. (a)

49,896

1,800

Complete Production Services, Inc. (a)

53,190

200

Global Geophysical Services, Inc. (a)

2,076

10,500

Gulfmark Offshore, Inc., Class A (a)

319,200

9,400

ION Geophysical Corp. (a)

79,712

3,700

Lufkin Industries, Inc.

230,843

2,200

Matrix Service Co. (a)

26,796

9,900

Newpark Resources, Inc. (a)

60,984

800

OYO Geospace Corp. (a)

79,288

6,000

RPC, Inc.

108,720

2,200

T-3 Energy Services, Inc. (a)

87,626

1,098,331

Oil, Gas & Consumable Fuels — 4.6%

675

Apco Oil and Gas International, Inc.

38,812

19,000

Callon Petroleum Co. (a)

112,480

5,215

Clayton Williams Energy, Inc. (a)

437,904

5,500

Cloud Peak Energy, Inc. (a)

127,765

6,100

DHT Holdings, Inc., (United Kingdom)

28,365

25,000

EXCO Resources, Inc.

485,500

800

FX Energy, Inc. (a)

4,920

2,900

Georesources, Inc. (a)

64,409

19,800

Gulfport Energy Corp. (a)

428,670

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
5,900	Knightsbridge Tankers Ltd., (Bermuda)	131,393
16,575	McMoRan Exploration Co. (a)	284,095
8,200	Petroquest Energy, Inc. (a)	61,746
1,900	Targa Resources Corp. (a)	50,939
19,200	USEC, Inc. (a)	115,584
12,425	VAALCO Energy, Inc. (a)	88,963
20,900	W&T Offshore, Inc.	373,483
14,000	Warren Resources, Inc. (a)	63,280
11,700	World Fuel Services Corp.	423,072

		3,321,380

	Total Energy	4,419,711

	Financials — 21.4%
	Capital Markets — 1.1%
30,700	BGC Partners, Inc., Class A	255,117
3,800	Gladstone Capital Corp.	43,776
12,800	Knight Capital Group, Inc., Class A (a)	176,512
14,800	MCG Capital Corp.	103,156
1,100	Oppenheimer Holdings, Inc., Class A	28,831
3,000	optionsXpress Holdings, Inc.	47,010
5,100	Penson Worldwide, Inc. (a)	24,939
7,125	Prospect Capital Corp.	76,950
2,700	Pzena Investment Management, Inc., Class A	19,845

		776,136

	Commercial Banks — 5.5%
400	1st United Bancorp, Inc. (a)	2,764
400	Alliance Financial Corp.	12,940
3,900	Banco Latinoamericano de Comercio Exterior S.A., (Panama), Class E	71,994
8,600	Cathay General Bancorp	143,620
3,400	Citizens & Northern Corp.	50,524
4,125	City Holding Co.	149,449
5,800	Community Bank System, Inc.	161,066
1,640	Community Trust Bancorp, Inc.	47,494
4,200	East West Bancorp, Inc.	82,110
1,600	Financial Institutions, Inc.	30,352
300	First Bancorp	4,593
63,800	First Commonwealth Financial Corp.	451,704
6,300	First Community Bancshares, Inc.	94,122
13,700	First Financial Bancorp	253,176
600	First Interstate Bancsystem, Inc.	9,144
4,900	First Merchants Corp.	43,414
16,200	FNB Corp.	159,084
1,705	Hudson Valley Holding Corp.	42,216
5,100	Huntington Bancshares, Inc.	35,037

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Banks — Continued
6,775	Iberiabank Corp.	400,606
4,210	International Bancshares Corp.	84,326
2,500	Lakeland Bancorp, Inc.	27,425
2,300	Lakeland Financial Corp.	49,358
2,800	MainSource Financial Group, Inc.	29,148
200	Merchants Bancshares, Inc.	5,512
14,700	Nara Bancorp, Inc. (a)	144,354
1,000	National Bankshares, Inc.	31,490
2,300	NBT Bancorp, Inc.	55,545
1,100	Park National Corp.	79,937
2,300	Peoples Bancorp, Inc.	35,995
2,600	Prosperity Bancshares, Inc.	102,128
800	Renasant Corp.	13,528
1,863	Republic Bancorp, Inc., Class A	44,246
9,550	Sierra Bancorp	102,472
2,396	Southside Bancshares, Inc.	50,484
11,000	Southwest Bancorp, Inc. (a)	136,400
17,350	Sterling Bancshares, Inc.	121,797
15,100	Susquehanna Bancshares, Inc.	146,168
2,400	SVB Financial Group (a)	127,320
3,000	WesBanco, Inc.	56,880
1,400	West Bancorp, Inc.	10,906
5,800	Westamerica Bancorp	321,726

		4,022,554

	Consumer Finance — 2.6%
4,175	Advance America Cash Advance Centers, Inc.	23,547
16,100	Cash America International, Inc.	594,573
797	CompuCredit Holdings Corp. (a)	5,563
13,797	Dollar Financial Corp. (a)	395,008
8,300	Nelnet, Inc., Class A	196,627
4,200	Netspend Holdings, Inc. (a)	53,844
11,325	World Acceptance Corp. (a)	597,960

		1,867,122

	Diversified Financial Services — 1.1%
1,000	Compass Diversified Holdings	17,690
7,300	Encore Capital Group, Inc. (a)	171,185
1,400	Marlin Business Services Corp. (a)	17,710
15,200	PHH Corp. (a)	351,880
2,800	Portfolio Recovery Associates, Inc. (a)	210,560

		769,025

	Insurance — 2.9%
46,500	American Equity Investment Life Holding Co.	583,575
1,600	American Safety Insurance Holdings Ltd. (a)	34,208

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
8,125	Aspen Insurance Holdings Ltd., (Bermuda)	232,537
8,550	Delphi Financial Group, Inc., Class A	246,582
6,900	Flagstone Reinsurance Holdings S.A., (Luxembourg)	86,940
1,700	Hallmark Financial Services (a)	15,470
1,900	Horace Mann Educators Corp.	34,276
12,375	Meadowbrook Insurance Group, Inc.	126,844
15,300	National Financial Partners Corp. (a)	205,020
10,040	Old Republic International Corp.	136,845
2,850	Platinum Underwriters Holdings Ltd., (Bermuda)	128,165
3,100	Safety Insurance Group, Inc.	147,467
5,800	Selective Insurance Group, Inc.	105,270

		2,083,199

	Real Estate Investment Trusts (REITs) — 7.3%
4,883	American Campus Communities, Inc.	155,084
11,100	Anworth Mortgage Asset Corp.	77,700
29,800	Ashford Hospitality Trust, Inc. (a)	287,570
11,000	Associated Estates Realty Corp.	168,190
10,800	BioMed Realty Trust, Inc.	201,420
5,300	CapLease, Inc.	30,846
5,200	Capstead Mortgage Corp.	65,468
16,100	CBL & Associates Properties, Inc.	281,750
3,764	Colonial Properties Trust	67,940
26,875	DCT Industrial Trust, Inc.	142,706
10,500	Developers Diversified Realty Corp.	147,945
3,500	EastGroup Properties, Inc.	148,120
6,300	Education Realty Trust, Inc.	48,951
1,100	Equity Lifestyle Properties, Inc.	61,523
12,200	FelCor Lodging Trust, Inc. (a)	85,888
16,100	First Industrial Realty Trust, Inc. (a)	141,036
9,600	Glimcher Realty Trust	80,640
18,300	Hersha Hospitality Trust	120,780
1,750	Home Properties, Inc.	97,108
6,900	LaSalle Hotel Properties	182,160
57,309	Lexington Realty Trust	455,607
42,025	MFA Financial, Inc.	342,924
1,100	Mid-America Apartment Communities, Inc.	69,839
1,600	Mission West Properties, Inc.	10,704
30,400	MPG Office Trust, Inc. (a)	83,600
12,200	National Retail Properties, Inc.	323,300
8,700	Omega Healthcare Investors, Inc.	195,228
3,500	Parkway Properties, Inc.	61,320
1,200	Pebblebrook Hotel Trust	24,384
17,225	Pennsylvania Real Estate Investment Trust	250,279

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Real Estate Investment Trusts (REITs) — Continued
2,575	PS Business Parks, Inc.	143,479
2,500	RAIT Financial Trust (a)	5,475
3,100	Ramco-Gershenson Properties Trust	38,595
8,500	Redwood Trust, Inc.	126,905
15,200	Senior Housing Properties Trust	333,488
27,750	Strategic Hotels & Resorts, Inc. (a)	146,797
1,600	Sun Communities, Inc.	53,296

		5,258,045

	Thrifts & Mortgage Finance — 0.9%
1,400	Capitol Federal Financial, Inc.	16,674
3,500	Dime Community Bancshares, Inc.	51,065
7,857	First Niagara Financial Group, Inc.	109,841
3,200	OceanFirst Financial Corp.	41,184
20,175	Ocwen Financial Corp. (a)	192,469
11,800	Radian Group, Inc.	95,226
7,300	Trustco Bank Corp.	46,282
2,600	WSFS Financial Corp.	123,344

		676,085

	Total Financials	15,452,166

	Health Care — 12.4%
	Biotechnology — 3.0%
6,500	Acorda Therapeutics, Inc. (a)	177,190
6,100	Affymax, Inc. (a)	40,565
24,400	Anadys Pharmaceuticals, Inc. (a)	34,648
31,900	Ariad Pharmaceuticals, Inc. (a)	162,690
10,800	BioCryst Pharmaceuticals, Inc. (a)	55,836
13,100	Chelsea Therapeutics International Ltd. (a)	98,250
19,625	Cytokinetics, Inc. (a)	41,016
41,200	Dynavax Technologies Corp. (a)	131,840
13,400	Halozyme Therapeutics, Inc. (a)	106,128
46,000	Idenix Pharmaceuticals, Inc. (a)	231,840
10,600	Immunomedics, Inc. (a)	37,948
11,600	Incyte Corp., Ltd. (a)	192,096
5,600	Ironwood Pharmaceuticals, Inc. (a)	57,960
6,800	Medivation, Inc. (a)	103,156
19,600	NPS Pharmaceuticals, Inc. (a)	154,840
20,700	Orexigen Therapeutics, Inc. (a)	167,256
5,175	Pharmasset, Inc. (a)	224,647
8,000	Savient Pharmaceuticals, Inc. (a)	89,120
4,900	Seattle Genetics, Inc. (a)	73,255
7,300	Tengion, Inc. (a)	18,542

		2,198,823

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — 3.3%
9,600	Align Technology, Inc. (a)	187,584
14,500	American Medical Systems Holdings, Inc. (a)	273,470
15,400	Cantel Medical Corp.	360,360
5,400	DynaVox, Inc., Class A (a)	27,702
7,000	GenMark Diagnostics, Inc. (a)	28,630
3,900	Greatbatch, Inc. (a)	94,185
2,500	HeartWare International, Inc. (a)	218,925
11,700	Immucor, Inc. (a)	232,011
6,500	Insulet Corp. (a)	100,750
2,600	Integra LifeSciences Holdings Corp. (a)	122,980
3,975	MELA Sciences, Inc. (a)	13,316
4,200	Orthofix International N.V., (Netherlands) (a)	121,800
3,900	Sirona Dental Systems, Inc. (a)	162,942
10,100	STERIS Corp.	368,246
3,275	Thoratec Corp. (a)	92,748

		2,405,649

	Health Care Providers & Services — 4.1%
12,700	Allied Healthcare International, Inc. (a)	31,877
3,100	AMERIGROUP Corp. (a)	136,152
49,800	Continucare Corp. (a)	233,064
1,300	Emergency Medical Services Corp., Class A (a)	83,993
45,500	Five Star Quality Care, Inc. (a)	321,685
7,200	Genoptix, Inc. (a)	136,944
9,800	Gentiva Health Services, Inc. (a)	260,680
8,600	Hanger Orthopedic Group, Inc. (a)	182,234
8,700	Healthsouth Corp. (a)	180,177
16,800	Healthspring, Inc. (a)	445,704
30,200	Metropolitan Health Networks, Inc. (a)	134,994
8,800	Owens & Minor, Inc.	258,984
4,400	Providence Service Corp. (The) (a)	70,708
8,200	RehabCare Group, Inc. (a)	194,340
11,400	Triple-S Management Corp., Class B (a)	217,512
1,800	US Physical Therapy, Inc. (a)	35,676
1,400	WellCare Health Plans, Inc. (a)	42,308

		2,967,032

	Life Sciences Tools & Services — 0.4%
6,525	Enzo Biochem, Inc. (a)	34,452
5,700	eResearchTechnology, Inc. (a)	41,895
12,400	Kendle International, Inc. (a)	135,036
3,800	Pacific Biosciences of California, Inc. (a)	60,458

		271,841

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Pharmaceuticals — 1.6%
6,200	Ardea Biosciences, Inc. (a)	161,200
20,400	AVANIR Pharmaceuticals, Inc., Class A (a)	83,232
15,800	Cadence Pharmaceuticals, Inc. (a)	119,290
3,250	Cardiome Pharma Corp., (Canada) (a)	20,865
9,500	Impax Laboratories, Inc. (a)	191,045
6,200	MAP Pharmaceuticals, Inc. (a)	103,788
5,100	Par Pharmaceutical Cos., Inc. (a)	196,401
5,000	Salix Pharmaceuticals Ltd. (a)	234,800
4,525	XenoPort, Inc. (a)	38,553

		1,149,174

	Total Health Care	8,992,519

	Industrials — 16.1%
	Aerospace & Defense — 2.1%
2,350	Ceradyne, Inc. (a)	74,096
1,400	Curtiss-Wright Corp.	46,480
6,100	Esterline Technologies Corp. (a)	418,399
47,300	GenCorp, Inc. (a)	244,541
1,775	HEICO Corp.	90,578
2,200	LMI Aerospace, Inc. (a)	35,178
7,100	Triumph Group, Inc.	634,811

		1,544,083

	Air Freight & Logistics — 1.0%
9,100	Atlas Air Worldwide Holdings, Inc. (a)	508,053
5,900	Hub Group, Inc., Class A (a)	207,326

		715,379

	Airlines — 1.4%
1,600	Alaska Air Group, Inc. (a)	90,704
53,650	Hawaiian Holdings, Inc. (a)	420,616
21,600	Republic Airways Holdings, Inc. (a)	158,112
5,925	SkyWest, Inc.	92,549
11,600	United Continental Holdings, Inc. (a)	276,312

		1,038,293

	Building Products — 0.5%
3,450	A.O. Smith Corp.	131,376
1,175	Gibraltar Industries, Inc. (a)	15,945
5,800	Insteel Industries, Inc.	72,442
520	NCI Building Systems, Inc. (a)	7,275
6,125	Quanex Building Products Corp.	116,191
900	Trex Co., Inc. (a)	21,564

		364,793

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — 2.4%
7,400	ACCO Brands Corp. (a)	63,048
31,400	Cenveo, Inc. (a)	167,676
24,850	Deluxe Corp.	572,047
3,300	Ennis, Inc.	56,430
7,800	Herman Miller, Inc.	197,340
1,000	HNI Corp.	31,200
13,000	Knoll, Inc.	217,490
4,900	Metalico, Inc. (a)	28,812
4,700	Standard Register Co. (The)	16,027
2,600	Team, Inc. (a)	62,920
2,700	UniFirst Corp.	148,635
2,200	United Stationers, Inc. (a)	140,382
250	Waste Connections, Inc.	6,883

		1,708,890

	Construction & Engineering — 1.0%
12,075	EMCOR Group, Inc. (a)	349,933
8,300	MasTec, Inc. (a)	121,097
600	Michael Baker Corp. (a)	18,660
11,700	Tutor Perini Corp.	250,497

		740,187

	Electrical Equipment — 2.8%
6,800	Acuity Brands, Inc.	392,156
7,900	EnerSys (a)	253,748
31,800	GrafTech International Ltd. (a)	630,912
2,400	Polypore International, Inc. (a)	97,752
9,700	Regal-Beloit Corp.	647,572

		2,022,140

	Industrial Conglomerates — 0.0% (g)
1,000	Standex International Corp.	29,910

	Machinery — 3.1%
6,300	Barnes Group, Inc.	130,221
1,800	Chart Industries, Inc. (a)	60,804
6,900	CIRCOR International, Inc.	291,732
7,800	Columbus McKinnon Corp. (a)	158,496
14,500	EnPro Industries, Inc. (a)	602,620
19,100	Force Protection, Inc. (a)	105,241
1,500	Middleby Corp. (a)	126,630
8,200	Trimas Corp. (a)	167,772
10,650	Wabtec Corp.	563,278
1,200	Watts Water Technologies, Inc., Class A	43,908

		2,250,702

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Marine — 0.2%
29,825	Horizon Lines, Inc., Class A	130,335

	Professional Services — 0.0% (g)
2,100	GP Strategies Corp. (a)	21,504

	Road & Rail — 0.3%
1,600	Dollar Thrifty Automotive Group, Inc. (a)	75,616
8,700	Quality Distribution, Inc. (a)	79,083
4,900	Swift Transportation Co. (a)	61,299

		215,998

	Trading Companies & Distributors — 1.3%
5,700	Aircastle Ltd.	59,565
16,875	Applied Industrial Technologies, Inc.	548,100
3,600	Beacon Roofing Supply, Inc. (a)	64,332
4,400	Interline Brands, Inc. (a)	100,188
5,700	United Rentals, Inc. (a)	129,675

		901,860

	Total Industrials	11,684,074

	Information Technology — 15.8%
	Communications Equipment — 2.2%
23,282	Arris Group, Inc. (a)	261,224
6,950	Black Box Corp.	266,116
3,000	Blue Coat Systems, Inc. (a)	89,610
3,900	Comtech Telecommunications Corp.	108,147
5,000	InterDigital, Inc. (a)	208,200
200	Meru Networks, Inc. (a)	3,084
3,300	NETGEAR, Inc. (a)	111,144
2,400	Oplink Communications, Inc. (a)	44,328
4,900	Plantronics, Inc.	182,378
4,300	Polycom, Inc. (a)	167,614
9,500	Symmetricom, Inc. (a)	67,355
5,100	Tekelec (a)	60,741

		1,569,941

	Computers & Peripherals — 0.6%
3,625	Imation Corp. (a)	37,374
60,800	Quantum Corp. (a)	226,176
3,300	Synaptics, Inc. (a)	96,954
5,500	Xyratex Ltd., (United Kingdom) (a)	89,705

		450,209

	Electronic Equipment, Instruments & Components — 1.7%
3,200	Aeroflex Holding Corp. (a)	52,640
9,700	Brightpoint, Inc. (a)	84,681
2,700	Checkpoint Systems, Inc. (a)	55,485
4,100	Daktronics, Inc.	65,272

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — Continued
4,500	DDi Corp.	52,920
5,200	Insight Enterprises, Inc. (a)	68,432
1,800	Littelfuse, Inc.	84,708
1,300	Measurement Specialties, Inc. (a)	38,155
5,400	Newport Corp. (a)	93,798
4,600	Plexus Corp. (a)	142,324
5,900	Power-One, Inc. (a)	60,180
9,300	RadiSys Corp. (a)	82,770
2,900	Spectrum Control, Inc. (a)	43,471
6,500	SYNNEX Corp. (a)	202,800
6,300	TTM Technologies, Inc. (a)	93,933

		1,221,569

	Internet Software & Services — 0.7%
800	Ancestry.com, Inc. (a)	22,656
2,600	Art Technology Group, Inc. (a)	15,548
20,800	EarthLink, Inc.	178,880
5,800	IntraLinks Holdings, Inc. (a)	108,518
4,100	SciQuest, Inc. (a)	53,341
21,859	United Online, Inc.	144,269

		523,212

	IT Services — 1.9%
4,000	CACI International, Inc., Class A (a)	213,600
18,300	CIBER, Inc. (a)	85,644
3,825	CSG Systems International, Inc. (a)	72,445
2,900	FleetCor Technologies, Inc. (a)	89,668
3,875	Gartner, Inc. (a)	128,650
1,500	iGate Corp.	29,565
2,300	ManTech International Corp., Class A (a)	95,059
1,100	MAXIMUS, Inc.	72,138
2,600	TeleTech Holdings, Inc. (a)	53,534
3,800	Unisys Corp. (a)	98,382
5,700	VeriFone Systems, Inc. (a)	219,792
4,400	Wright Express Corp. (a)	202,400

		1,360,877

	Semiconductors & Semiconductor Equipment — 4.1%
3,400	Alpha & Omega Semiconductor Ltd. (a)	43,622
26,875	Amkor Technology, Inc. (a)	198,606
23,125	Cirrus Logic, Inc. (a)	369,538
15,306	Entegris, Inc. (a)	114,336
8,500	GT Solar International, Inc. (a)	77,520
4,100	Inphi Corp. (a)	82,369
10,900	Kulicke & Soffa Industries, Inc. (a)	78,480

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
13,400	Lattice Semiconductor Corp. (a)	81,204
8,475	Micrel, Inc.	110,090
8,200	MIPS Technologies, Inc. (a)	124,312
2,900	MKS Instruments, Inc. (a)	71,021
5,200	Photronics, Inc. (a)	30,732
30,400	PMC-Sierra, Inc. (a)	261,136
65,400	RF Micro Devices, Inc. (a)	480,690
2,100	Sigma Designs, Inc. (a)	29,757
25,100	Skyworks Solutions, Inc. (a)	718,613
6,700	TriQuint Semiconductor, Inc. (a)	78,323

		2,950,349

	Software — 4.6%
7,984	Actuate Corp. (a)	45,509
2,400	Ariba, Inc. (a)	56,376
27,350	Aspen Technology, Inc. (a)	347,345
3,300	Deltek, Inc. (a)	23,958
3,200	Ebix, Inc. (a)	75,744
5,200	Epicor Software Corp. (a)	52,520
25,714	JDA Software Group, Inc. (a)	719,992
9,900	Lawson Software, Inc. (a)	91,575
16,000	Magma Design Automation, Inc. (a)	80,160
3,700	Netscout Systems, Inc. (a)	85,137
11,140	Parametric Technology Corp. (a)	250,984
4,100	Progress Software Corp. (a)	173,512
5,700	Quest Software, Inc. (a)	158,118
200	RealD, Inc. (a)	5,184
1,700	Rovi Corp. (a)	105,417
4,600	Smith Micro Software, Inc. (a)	72,404
1,100	SS&C Technologies Holdings, Inc. (a)	22,561
24,800	Take-Two Interactive Software, Inc. (a)	303,552
54,400	THQ, Inc. (a)	329,664
9,800	TIBCO Software, Inc. (a)	193,158
6,600	TiVo, Inc. (a)	56,958
5,700	VirnetX Holding Corp.	84,645

		3,334,473

	Total Information Technology	11,410,630

	Materials — 4.8%
	Chemicals — 2.3%
6,000	H.B. Fuller Co.	123,120
6,400	Innophos Holdings, Inc.	230,912
7,100	Koppers Holdings, Inc.	254,038
3,800	Kraton Performance Polymers, Inc. (a)	117,610
31,400	Omnova Solutions, Inc. (a)	262,504
27,800	PolyOne Corp. (a)	347,222

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
3,300	Solutia, Inc. (a)	76,164
16,725	Spartech Corp. (a)	156,546
2,600	W.R. Grace & Co. (a)	91,338

		1,659,454

	Containers & Packaging — 1.1%
10,400	Boise, Inc.	82,472
8,225	Myers Industries, Inc.	80,112
7,675	Rock-Tenn Co., Class A	414,066
6,600	Silgan Holdings, Inc.	236,346

		812,996

	Metals & Mining — 0.6%
7,100	Hecla Mining Co. (a)	79,946
2,100	Noranda Aluminum Holding Corp. (a)	30,660
16,600	Worthington Industries, Inc.	305,440

		416,046

	Paper & Forest Products — 0.8%
15,875	Buckeye Technologies, Inc.	333,533
300	Clearwater Paper Corp. (a)	23,490
3,500	Schweitzer-Mauduit International, Inc.	220,220

		577,243

	Total Materials	3,465,739

	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 0.9%
54,400	Cincinnati Bell, Inc. (a)	152,320
13,200	Consolidated Communications Holdings, Inc.	254,760
4,100	Neutral Tandem, Inc. (a)	59,204
26,400	Premiere Global Services, Inc. (a)	179,520

		645,804

	Wireless Telecommunication Services — 0.4%
10,300	Syniverse Holdings, Inc. (a)	317,755

	Total Telecommunication Services	963,559

	Utilities — 3.0%
	Electric Utilities — 2.1%
1,700	Central Vermont Public Service Corp.	37,162
13,825	El Paso Electric Co. (a)	380,602
8,200	IDACORP, Inc.	303,236
1,900	MGE Energy, Inc.	81,244
9,975	Portland General Electric Co.	216,458
3,025	UniSource Energy Corp.	108,416
14,700	Westar Energy, Inc.	369,852

		1,496,970

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Gas Utilities — 0.9%
1,300	Chesapeake Utilities Corp.	53,976
6,100	New Jersey Resources Corp.	262,971
600	Nicor, Inc.	29,952
1,900	Northwest Natural Gas Co.	88,293
3,500	Southwest Gas Corp.	128,345
2,200	WGL Holdings, Inc.	78,694

		642,231

	Total Utilities	2,139,201

	Total Common Stocks (Cost $54,159,418)	70,762,107

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
150,000	U.S. Treasury Note, 0.750%, 11/30/11 (k) (Cost $150,604)	150,592

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.7%
	Investment Company — 2.7%
1,953,694	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $1,953,694)	1,953,694

	Total Investments — 100.7% (Cost $56,263,716)	72,866,393
	Liabilities in Excess of Other Assets — (0.7)%	(515,491)

	NET ASSETS — 100.0%	$72,350,902

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
25	E-mini Russell 2000	03/18/11	$1,955,750	$33,505

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of December 31, 2010.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2010

Small Cap Core Portfolio
ASSETS:
Investments in non-affiliates, at value	$70,912,699
Investments in affiliates, at value	1,953,694

Total investment securities, at value	72,866,393
Cash	55
Receivables:
Investment securities sold	18,670
Portfolio shares sold	14,482
Interest and dividends	63,978

Total Assets	72,963,578

LIABILITIES:
Payables:
Investment securities purchased	54,608
Portfolio shares redeemed	454,544
Variation margin on futures contracts	12,750
Accrued liabilities:
Investment advisory fees	39,084
Administration fees	5,924
Distribution fees	418
Custodian and accounting fees	24,556
Trustees’ and Chief Compliance Officer’s fees	49
Other	20,743

Total Liabilities	612,676

Net Assets	$72,350,902

NET ASSETS:
Paid in capital	$68,053,292
Accumulated undistributed net investment income	80,827
Accumulated net realized gains (losses)	(12,419,399)
Net unrealized appreciation (depreciation)	16,636,182

Total Net Assets	$72,350,902

Net Assets:
Class 1	$70,355,671
Class 2	1,995,231

Total	$72,350,902

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value):
Class 1	4,704,719
Class 2	133,835

Net asset value, offering and redemption price per share:
Class 1	$14.95
Class 2	14.91

Cost of investments in non-affiliates	$54,310,022
Cost of investments in affiliates	1,953,694

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	13

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

Small Cap Core Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$535
Dividend income from non-affiliates	703,913
Interest income from affiliates	4
Dividend income from affiliates	1,700

Total investment income	706,152

EXPENSES:
Investment advisory fees	407,771
Administration fees	58,100
Distribution fees — Class 2	3,741
Custodian and accounting fees	72,193
Professional fees	51,679
Trustees’ and Chief Compliance Officer’s fees	672
Printing and mailing costs	35,056
Transfer agent fees	6,269
Other	20,130

Total expenses	655,611

Less amounts waived	(29,224)
Less earnings credits	(11)

Net expenses	626,376

Net investment income (loss)	79,776

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	926,075
Futures	348,506

Net realized gain (loss)	1,274,581

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	14,078,647
Futures	(12,556)

Change in net unrealized appreciation (depreciation)	14,066,091

Net realized/unrealized gains (losses)	15,340,672

Change in net assets resulting from operations	$15,420,448

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Small Cap Core Portfolio
	Year Ended 12/31/2010	Year Ended 12/31/2009*
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$79,776	$206,299
Net realized gain (loss)	1,274,581	(11,219,704)
Change in net unrealized appreciation (depreciation)	14,066,091	21,835,370

Change in net assets resulting from operations	15,420,448	10,821,965

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	—	(382,509)
From net realized gains	—	(783,183)
Class 2
From net investment income	—	(915)

Total distributions to shareholders	—	(1,166,607)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(732,592)	(1,817,436)

NET ASSETS:
Change in net assets	14,687,856	7,837,922
Beginning of period	57,663,046	49,825,124

End of period	$72,350,902	$57,663,046

Accumulated undistributed net investment income	$80,827	$16,782

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$19,840,628	$10,861,269
Dividends and distributions reinvested	—	1,165,692
Cost of shares redeemed	(21,272,478)	(14,515,967)

Change in net assets from Class 1 capital transactions	$(1,431,850)	$(2,489,006)

Class 2 (a)
Proceeds from shares issued	$1,086,656	$561,484
Net assets acquired in tax-free reorganization (See Note 8)	—	2,182,687
Dividends and distributions reinvested	—	915
Cost of shares redeemed	(387,398)	(2,073,516)

Change in net assets from Class 2 capital transactions	$699,258	$671,570

Total change in net assets from capital transactions	$(732,592)	$(1,817,436)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	15

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Small Cap Core Portfolio
	Year Ended 12/31/2010	Year Ended 12/31/2009*

SHARE TRANSACTIONS:
Class 1
Issued	1,539,522	1,134,890
Reinvested	—	127,406
Redeemed	(1,660,186)	(1,499,190)

Change in Class 1 Shares	(120,664)	(236,894)

Class 2 (a)
Issued	87,635	53,043
Shares issued in connection with Portfolio reorganization (See Note 8)	—	241,783
Reinvested	—	79
Redeemed	(30,523)	(218,182)

Change in Class 2 Shares	57,112	76,723

(a)	Because of the reorganization with the JPMorgan Small Company Portfolio (“Predecessor Portfolio”) in which the performance and financial history of the Small Cap Core Portfolio was replaced with that of the Predecessor Portfolio, financial history began on April 24, 2009.
*	Small Cap Core Portfolio acquired all of the assets and liabilities of JPMorgan Small Company Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by Small Cap Core Portfolio and have been used since the reorganization. As a result, the information prior to April 25, 2009, reflects that of the Predecessor Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	17

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Portfolio (e)
Class 1
Year Ended December 31, 2010	$11.76	$0.02		$3.17		$3.19	$—	$—	$—
Year Ended December 31, 2009	9.84	0.05		2.11	(f)	2.16	(0.08)	(0.16)	(0.24)
Year Ended December 31, 2008	16.06	0.04		(4.73)		(4.69)	(0.03)	(1.50)	(1.53)
Year Ended December 31, 2007	17.82	0.02		(0.95)		(0.93)	— (g)	(0.83)	(0.83)
Year Ended December 31, 2006	15.92	—	(g)	2.39		2.39	—	(0.49)	(0.49)

Class 2
Year Ended December 31, 2010	11.76	(0.01)		3.16		3.15	—	—	—
April 24, 2009 (h) through December 31, 2009	9.03	0.01		2.73	(f)	2.74	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Small Cap Core Portfolio acquired all of the assets and liabilities of JPMorgan Small Company Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by Small Cap Core Portfolio and have been used since the reorganization. As a result, the financial highlight information reflects that of the Predecessor Portfolio for the periods prior to its reorganization with Small Cap Core Portfolio.
(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $2.10, and $2.72, and the total returns would have been 22.47% and 30.26% for Class 1 and Class 2, respectively.
(g)	Amount rounds to less than $0.01.
(h)	Because of the reorganization with the Predecessor Portfolio in which the performance and financial history of the Small Cap Core Portfolio was replaced with that of the Predecessor Portfolio, the performance and the financial history began on April 24, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$14.95	27.13%	$70,356	0.99%	0.13%	1.04%	45%
11.76	22.58 (f)	56,761	0.98	0.42	1.34	55
9.84	(31.98)	49,825	1.08	0.29	1.15	45
16.06	(5.67)	82,402	1.15	0.14	1.15	44
17.82	15.01	95,311	1.15	0.01	1.15	39

14.91	26.79	1,995	1.24	(0.09)	1.28	45

11.76	30.37 (f)	902	1.17	0.26	1.45	55

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Small Cap Core Portfolio	Class 1 and Class 2	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

The Portfolio acquired all of the assets and liabilities of JPMorgan Small Company Portfolio, a series of J.P. Morgan Series Trust II, (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$72,715,801	$150,592	$—	$72,866,393

Appreciation in Other Financial Instruments
Futures Contracts	$33,505	$—	$—	$33,505

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended December 31, 2010.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Portfolio’s derivatives activities during the year ended December 31, 2010:

Futures Contracts:
Average Notional Balance Long	$1,679,596
Ending Notional Balance Long	1,955,750

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	21

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (continued)

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(18,334)	$(15,731)	$34,065

The reclassifications for the Portfolio relate primarily to distributions from investments in real estate investment trusts and written off capital loss carryforwards due to limitation.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2010, the annual effective rate was 0.09% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

E. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
1.03%	1.28%

The contractual expense limitation agreements were in effect for the year ended December 31, 2010. The expense limitation percentages in the table above are in place until at least April 30, 2011. In addition, the Portfolio’s service providers have voluntarily waived fees during the year ended December 31, 2010. However, the Portfolio’s service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended December 31, 2010, the Advisor contractually waived fees for the Portfolio in the amount of $13,741. Additionally, for the year ended December 31, 2010, the Advisor voluntarily waived fees for the Portfolio in the amount of $12,695. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended December 31, 2010 was $2,788.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2010, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2010, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2010, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$27,298,931	$28,238,088	$100,461	$121,000

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2010 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$57,816,318	$18,013,870	$2,963,795	$15,050,075

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	23

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (continued)

There were no distributions paid during the fiscal year ended December 31, 2010.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid*
$144,023	$144,023

*	The tax character of total distributions paid differs from that within the Statement of Changes because of the reorganization of the JPMorgan Insurance Trust Small Cap Core Portfolio with the Predecessor Portfolio. The Predecessor Portfolio’s performance and financial history have been adopted for financial statement purposes, whereas the JPMorgan Insurance Trust Small Cap Core Portfolio is the surviving portfolio for tax purposes.

At December 31, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital-Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$85,078	$(10,837,406)	$15,050,075

The cumulative timing differences primarily consist of wash sale loss deferrals and mark to market of passive foreign investment companies (PFICs).

As of December 31, 2010, the Portfolio had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2016	2017		Total
$6,756,417	$4,080,989	*	$10,837,406

*	The 2017 amount includes $976,309 of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

During the year ended December 31, 2010, the Portfolio utilized capital loss carryforwards of $895,037 and had capital loss carryforwards written off of $23,078 due to Internal Revenue Code Sections 382-383 limitations.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Portfolio had no borrowings outstanding from another portfolio or from the unsecured, uncommitted credit facility at December 31, 2010, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another portfolio or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

8. Business Combinations

In November, 2008, the Boards of Trustees of the Trust and J.P. Morgan Series Trust II approved management’s proposal to merge JPMorgan Small Company Portfolio (the “Target Portfolio”) into JPMorgan Insurance Trust Small Cap Core Portfolio (the “Acquiring Portfolio”). The Agreement and Plan of Reorganization with respect to the Target Portfolio was approved by the Target Portfolio’s shareholders at a special meeting of shareholders held on April 1, 2009. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on April 24, 2009. The Acquiring Portfolio acquired all of the assets and liabilities of the Target Portfolio as shown in the table below. As described in Note 1, the Target Portfolio’s performance and financial history have been adopted by

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

the Acquiring Portfolio. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Portfolio received 1.000 Class 1 shares in the Acquiring Portfolio in exchange for each share held in the Target Portfolio as of the close of business on date of the reorganization. The investment portfolio of the Target Portfolio, with a fair value of $45,982,279 and identified cost of $62,459,197 as of the date of the reorganization, was the principal asset acquired by the Acquiring Portfolio. For financial statement purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Target Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation/ Depreciation
Target Portfolio
JPMorgan Small Company Portfolio	5,097,899	$46,021,216	$9.03	$(16,181,997)

Acquiring Portfolio
JPMorgan Insurance Trust Small Cap Core Portfolio				(801,405)
Class 2	269,113	2,182,687	8.11

Post Reorganization
JPMorgan Insurance Trust Small Cap Core Portfolio				(16,983,402)
Class 1	5,097,899	46,021,216	9.03
Class 2	241,783	2,182,687	9.03

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Small Cap Core Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Small Cap Core Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 17, 2011

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	145	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	145	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	145	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	145	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	145	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	145	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	145	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	145	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	145	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	27

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	145	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	145	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	145	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	145	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (145 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with subadvisers to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Michael J. Tansley (1964), Controller (2008)	Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase,
Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003-2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	29

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2010, and continued to hold your shares at the end of the reporting period, December 31, 2010.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During July 1, 2010 to December 31, 2010*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,278.90	$5.51	0.96%
Hypothetical	1,000.00	1,020.37	4.89	0.96
Class 2
Actual	1,000.00	1,277.60	6.95	1.21
Hypothetical	1,000.00	1,019.11	6.16	1.21

*	Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2010, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 18, 2010.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor, on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Portfolio’s performance compared to the performance of the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to enhancements to the Advisor’s risk governance model in light of recent market turbulence and reports showing that the Advisor has consistently complied with the investment policies and restrictions of the Portfolio. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Portfolio, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	31

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board also considered the Advisor’s use of third-party soft dollar arrangements with respect to securities transactions in U.S. equity securities.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Advisor, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the J.P. Morgan Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee break-

point, which is tied to the overall level of money market assets or non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the fifth quintile for Class 1 shares for the one-, three-, and five-year periods ended December 31, 2009, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

other factors, concluded that they were satisfied with the Advisor’s analysis of the Portfolio’s performance. However, they requested the Portfolio’s Advisor provide additional Portfolio performance information to be reviewed with members of the equity subcommittee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	33

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. December 2010.	AN-JPMITSCCP-1210

Annual Report

JPMorgan Insurance Trust

December 31, 2010

JPMorgan Insurance Trust U.S. Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE This material must be preceded or accompanied by a current prospectus.

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 20, 2011 (Unaudited)

Dear Shareholder:

It’s only natural for investors to try to ring in the new year with some degree of optimism. Last year, for example, as we slowly emerged from the global financial crisis, we welcomed some encouraging signs that a modest economic recovery was beginning. Today, although the economy can hardly be described as robust, we continue to see signs of improvement.

“Today, although the economy can hardly be described as robust, we continue to see signs of improvement.”

Despite volatility, equities turn in double-digit performance

Investors kicked off 2010 by reacting positively to two consecutive quarters of positive earnings reports. However, this optimism was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction in the middle of 2010.

After experiencing a period of volatility towards the end of the summer, the markets finished the year strongly and posted a second year of double digit returns. Investors were encouraged by improved economic expectations and job growth, as well as the combination of the Federal Reserve’s (the “Fed”) launch of quantitative easing (QE2) and Congress’ extension of the Bush-era tax cuts. As of the 12-month reporting period ended December 31, 2010, the S&P 500 had reached a level of 1,258, an increase of 15.1% from a year prior.

Small and mid cap stocks lead style categories

Small and mid cap stocks led the style categories over the 12 month period ended December 31, 2010 (the Russell 2000 Index returned 26.9% and the Russell Mid Cap Index returned 25.5% compared to 16.1% as measured by the Russell 1000 Index). Overall, growth stocks fared better than value in the small cap, mid cap and large cap space. The Russell 1000 Growth Index returned 16.7% for the 12-month reporting period, compared to 15.5% for the Russell 1000 Value Index. With regard to mid cap stocks, the Russell Midcap Growth Index returned 26.4%, while the Russell Midcap Value Index returned 24.8%. In the small cap segment, the Russell 2000 Growth Index outpaced the Russell 2000 Value Index, with a return of 29.1%, compared to 24.5%, as of the end of the 12-month period.

Treasuries move higher, pushing yields to historic lows

As investors continued to move into the relative safety of fixed income, yields trended lower, often to historical levels, for most of 2010. Yet, as the year drew to a close, investors began to seek out riskier assets, causing yields to spike sharply. As of the end of the 12-month period ended December 31, 2010, the yields on the benchmark 10-year U.S. Treasury bond declined from 3.9% to 3.3%. Yields on the 30-year U.S. Treasury bond slid from 4.6% to 4.3% as of the end of the period, and the two-year U.S. Treasury note dipped from 1.1% to 0.6%.

In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 6.5%, while the Barclays Capital High Yield Index returned 15.1%, and the Barclays Capital Emerging Markets Index returned 12.8% for the 12-month period ended December 31, 2010.

The pace of recovery

Despite last year’s stock market gains, the economy continues to send mixed signals about the recovery. On the one hand, we are encouraged that gross domestic product (GDP) continues to grow and that corporate earnings continue to exceed estimates. On the other hand, we are discouraged by the fact the economy continues to be restrained by state and local government cutbacks, sluggish job growth, and a hibernating home building industry. Against this backdrop, it makes sense for investors to maintain a balanced approach, as while some aspects of the economy appear to be improving, other aspects continue to struggle, and as of this writing, remain quite unpredictable.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	13.58%
S&P 500 Index	15.06%

Net Assets as of 12/31/2010	$132,566,820

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust U.S. Equity Portfolio (the “Portfolio”) seeks to provide high total return from a portfolio of selected equity securities.

HOW DID THE MARKET PERFORM?

Stock markets in most parts of the world rose for first few months of 2010, maintaining the upward momentum they enjoyed after the March 2009 market bottom. Stock prices declined in the second quarter of 2010 as risk aversion returned in April amid concerns about the threat of systemic fallout from Europe’s debt crisis. However, stocks recovered during the back half of 2010 on strong corporate earnings, better-than-expected economic data, a return of merger and acquisition activity and accommodative policies from the U.S. Federal Reserve. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut.

U.S. equities, as measured by the S&P 500 Index, returned 15.06% for the twelve months ended December 31, 2010. Among U.S. stocks, small- and mid-cap stocks outperformed large-cap stocks, while growth stocks outperformed value stocks across all asset classes during the reporting period.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) underperformed the S&P 500 Index for the twelve months ended December 31, 2010. The Portfolio’s stock selection in the basic materials and industrial cyclical sectors contributed to relative performance, while the Portfolio’s stock selection in the energy and systems hardware sectors detracted from relative performance.

Individual detractors from relative performance included the Portfolio’s overweight positions in Hewlett-Packard Co. and EOG Resources, Inc. Shares of Hewlett-Packard Co. declined following the unexpected resignation of the company’s chief executive officer. Investor concerns about competition with Apple Inc. in the mobile-computer market also weighed on the stock. Shares of EOG Resources, Inc. underperformed as the oil and gas operations company faced short-term challenges in its effort to apply its natural gas extraction technology to the extraction of oil from shale.

Individual contributors to relative performance included Freeport-McMoRan Copper & Gold, Inc. and Deere & Co. Freeport-McMoRan Copper & Gold, Inc., a copper and gold mining company, reported strong third-quarter earnings due to historically high copper prices and strong demand from China. Shares of Deere & Co. gained after the construction and agricultural machinery company reported strong third-quarter earnings and raised its dividend.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. As a result of the Portfolio’s bottom-up fundamental approach to stock selection, the Portfolio had a modest tilt toward cyclical stocks, favoring high quality companies with large multi-national businesses.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	3.5%
2.	Exxon Mobil Corp.	3.0
3.	Microsoft Corp.	2.6
4.	Cisco Systems, Inc.	2.4
5.	Procter & Gamble Co. (The)	2.3
6.	Time Warner, Inc.	2.2
7.	Chevron Corp.	2.2
8.	Merck & Co., Inc.	2.0
9.	Goldman Sachs Group, Inc. (The)	2.0
10.	Wells Fargo & Co.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.3%
Financials	14.2
Energy	13.3
Consumer Discretionary	12.9
Health Care	10.0
Consumer Staples	8.6
Industrials	8.5
Materials	4.8
Telecommunication Services	3.3
Utilities	3.2
U.S. Treasury Obligation	0.1
Short-Term Investment	1.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Portfolio’s composition is subject to change.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	3/30/95	13.58%	4.90%	1.79%
CLASS 2 SHARES	8/16/06	13.28	4.66	1.67

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective November 1, 2006, the Portfolio’s investment objective and strategies changed. Although past performance is not necessarily an indication of how the Portfolio will perform in the future, in view of these changes, the Portfolio’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Portfolio.

Returns for the Class 2 Shares prior to their inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust U.S. Equity Portfolio, the S&P 500 Index and the Lipper Variable Underlying Funds Large-Cap Core Funds Index from December 31, 2000 to December 31, 2010. The performance of the

Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.1%
	Consumer Discretionary — 12.9%
	Auto Components — 1.6%
56,711	Johnson Controls, Inc.	2,166,360

	Automobiles — 1.0%
34,970	General Motors Co. (a)	1,288,994

	Diversified Consumer Services — 0.0% (g)
1,260	Apollo Group, Inc., Class A (a)	49,757

	Hotels, Restaurants & Leisure — 2.1%
25,150	Carnival Corp.	1,159,667
4,000	Darden Restaurants, Inc.	185,760
14,570	International Game Technology	257,743
1,210	Royal Caribbean Cruises Ltd. (a)	56,870
3,620	Starwood Hotels & Resorts Worldwide, Inc. (c)	220,024
17,582	Yum! Brands, Inc.	862,397

		2,742,461

	Household Durables — 0.4%
11,610	Lennar Corp., Class A (c)	217,687
430	NVR, Inc. (a) (c)	297,139

		514,826

	Internet & Catalog Retail — 1.2%
8,730	Amazon.com, Inc. (a)	1,571,400

	Media — 4.3%
14,360	CBS Corp. (Non-Voting), Class B	273,558
26,220	Comcast Corp., Class A	576,054
7,810	DIRECTV, Class A (a)	311,853
24,100	Gannett Co., Inc. (c)	363,669
7	Time Warner Cable, Inc.	462
92,095	Time Warner, Inc.	2,962,696
32,649	Walt Disney Co. (The)	1,224,664

		5,712,956

	Multiline Retail — 0.6%
9,853	Kohl’s Corp. (a)	535,412
4,150	Target Corp.	249,540

		784,952

	Specialty Retail — 1.7%
1,610	AutoZone, Inc. (a)	438,870
34,740	Lowe’s Cos., Inc.	871,279
40,720	Staples, Inc.	927,195

		2,237,344

	Total Consumer Discretionary	17,069,050

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 8.6%
	Beverages — 2.5%
33,500	Coca-Cola Co. (The)	2,203,295
17,178	PepsiCo, Inc.	1,122,238

		3,325,533

	Food & Staples Retailing — 1.9%
17,139	CVS Caremark Corp.	595,923
18,380	Kroger Co. (The)	410,977
32,905	Sysco Corp.	967,407
3,580	Walgreen Co.	139,477
6,653	Wal-Mart Stores, Inc.	358,796

		2,472,580

	Food Products — 1.1%
9,420	Campbell Soup Co. (c)	327,345
23,288	General Mills, Inc.	828,820
6,300	Kellogg Co.	321,804

		1,477,969

	Household Products — 2.7%
7,170	Colgate-Palmolive Co.	576,253
47,127	Procter & Gamble Co. (The)	3,031,680

		3,607,933

	Tobacco — 0.4%
8,026	Philip Morris International, Inc.	469,762

	Total Consumer Staples	11,353,777

	Energy — 13.3%
	Energy Equipment & Services — 2.0%
9,310	Baker Hughes, Inc.	532,253
6,930	Cameron International Corp. (a)	351,559
6,470	Halliburton Co.	264,170
3,110	Rowan Cos., Inc. (a)	108,570
16,348	Schlumberger Ltd.	1,365,058

		2,621,610

	Oil, Gas & Consumable Fuels — 11.3%
5,650	Anadarko Petroleum Corp.	430,304
14,638	Apache Corp.	1,745,289
31,820	Chevron Corp.	2,903,575
10,360	ConocoPhillips	705,516
10,917	Devon Energy Corp.	857,094
14,330	EOG Resources, Inc.	1,309,905
54,285	Exxon Mobil Corp.	3,969,319
7,060	Noble Energy, Inc.	607,725
24,752	Occidental Petroleum Corp.	2,428,171
1,000	Range Resources Corp.	44,980

		15,001,878

	Total Energy	17,623,488

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Financials — 14.2%
	Capital Markets — 3.5%
15,606	Goldman Sachs Group, Inc. (The)	2,624,305
15,280	Invesco Ltd.	367,637
32,341	Morgan Stanley	879,998
8,900	State Street Corp.	412,426
21,225	TD AMERITRADE Holding Corp.	403,063

		4,687,429

	Commercial Banks — 3.5%
19,562	BB&T Corp.	514,285
4,160	Comerica, Inc.	175,718
44,220	Huntington Bancshares, Inc.	303,791
32,980	Regions Financial Corp.	230,860
1,970	SVB Financial Group (a) (c)	104,509
23,862	U.S. Bancorp	643,558
81,213	Wells Fargo & Co.	2,516,791
5,140	Zions Bancorp	124,542

		4,614,054

	Consumer Finance — 0.4%
10,340	American Express Co.	443,793
2,270	Capital One Financial Corp.	96,611

		540,404

	Diversified Financial Services — 3.5%
160,419	Bank of America Corp.	2,139,990
442,630	Citigroup, Inc. (a)	2,093,640
1,447	CME Group, Inc.	465,572

		4,699,202

	Insurance — 3.1%
11,908	ACE Ltd., (Switzerland)	741,273
5,220	Aflac, Inc.	294,565
5,120	Berkshire Hathaway, Inc., Class B (a)	410,163
19,750	MetLife, Inc.	877,690
15,414	Prudential Financial, Inc.	904,956
7,978	RenaissanceRe Holdings Ltd., (Bermuda)	508,119
15,850	XL Group plc, (Ireland)	345,847

		4,082,613

	Real Estate Investment Trusts (REITs) — 0.2%
2	Apartment Investment & Management Co., Class A	52
4,190	HCP, Inc.	154,150
590	Simon Property Group, Inc.	58,699

		212,901

	Total Financials	18,836,603

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 10.0%
	Biotechnology — 1.7%
2,280	Alexion Pharmaceuticals, Inc. (a) (c)	183,654
13,150	Biogen Idec, Inc. (a)	881,707
19,529	Celgene Corp. (a)	1,154,945

		2,220,306

	Health Care Equipment & Supplies — 0.9%
1,630	Baxter International, Inc.	82,511
13,050	Boston Scientific Corp. (a)	98,788
980	C.R. Bard, Inc.	89,935
21,249	Covidien plc, (Ireland)	970,229

		1,241,463

	Health Care Providers & Services — 2.2%
4,761	Aetna, Inc.	145,258
22,310	Cardinal Health, Inc.	854,696
3,030	DaVita, Inc. (a)	210,555
930	Humana, Inc. (a)	50,908
3,940	McKesson Corp.	277,297
5,320	Medco Health Solutions, Inc. (a)	325,957
16,570	UnitedHealth Group, Inc.	598,343
8,306	WellPoint, Inc. (a)	472,279

		2,935,293

	Life Sciences Tools & Services — 0.2%
3,590	Thermo Fisher Scientific, Inc. (a)	198,742

	Pharmaceuticals — 5.0%
45,402	Abbott Laboratories	2,175,210
74,112	Merck & Co., Inc.	2,670,996
102,252	Pfizer, Inc.	1,790,433

		6,636,639

	Total Health Care	13,232,443

	Industrials — 8.5%
	Aerospace & Defense — 3.2%
33,030	Honeywell International, Inc.	1,755,875
31,145	United Technologies Corp.	2,451,734

		4,207,609

	Industrial Conglomerates — 2.5%
14,150	3M Co.	1,221,145
71,290	General Electric Co.	1,303,894
2,680	Textron, Inc.	63,355
16,420	Tyco International Ltd., (Switzerland)	680,445

		3,268,839

	Machinery — 1.1%
21,453	PACCAR, Inc.	1,231,831
3,500	Parker Hannifin Corp.	302,050

		1,533,881

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Road & Rail — 1.7%
2,950	CSX Corp.	190,600
28,198	Norfolk Southern Corp.	1,771,398
3,980	Union Pacific Corp.	368,787

		2,330,785

	Total Industrials	11,341,114

	Information Technology — 19.3%
	Communications Equipment — 4.3%
156,373	Cisco Systems, Inc. (a)	3,163,426
28,653	Juniper Networks, Inc. (a) (c)	1,057,869
30,574	QUALCOMM, Inc.	1,513,107

		5,734,402

	Computers & Peripherals — 5.2%
14,348	Apple, Inc. (a)	4,628,091
34,350	EMC Corp. (a)	786,615
30,417	Hewlett-Packard Co.	1,280,556
4,690	SanDisk Corp. (a)	233,843

		6,929,105

	Electronic Equipment, Instruments & Components — 0.2%
12,940	Corning, Inc.	250,001

	Internet Software & Services — 0.7%
1,622	Google, Inc., Class A (a)	963,419

	IT Services — 2.3%
12,220	Cognizant Technology Solutions Corp., Class A (a)	895,604
5,740	Genpact Ltd., (Bermuda) (a)	87,248
2,000	Global Payments, Inc.	92,420
9,201	International Business Machines Corp.	1,350,339
2,340	MasterCard, Inc., Class A	524,417
1,720	Visa, Inc., Class A	121,053

		3,071,081

	Semiconductors & Semiconductor Equipment — 2.2%
10,720	Analog Devices, Inc.	403,822
16,100	Applied Materials, Inc.	226,205
12,880	Broadcom Corp., Class A	560,924
15,040	Intersil Corp., Class A (c)	229,661
5,720	Lam Research Corp. (a)	296,182
5,840	Marvell Technology Group Ltd., (Bermuda) (a)	108,332
7,060	Novellus Systems, Inc. (a)	228,179
8,830	NVIDIA Corp. (a)	135,982
22,669	Xilinx, Inc.	656,948

		2,846,235

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — 4.4%
11,590	Adobe Systems, Inc. (a)	356,740
3,180	Citrix Systems, Inc. (a)	217,544
125,623	Microsoft Corp.	3,507,394
53,830	Oracle Corp.	1,684,879

		5,766,557

	Total Information Technology	25,560,800

	Materials — 4.8%
	Chemicals — 3.0%
41,846	Dow Chemical Co. (The)	1,428,623
47,850	E.l. du Pont de Nemours & Co.	2,386,758
1,390	Georgia Gulf Corp. (a)	33,443
1,840	PPG Industries, Inc.	154,689

		4,003,513

	Metals & Mining — 1.8%
11,960	Alcoa, Inc.	184,064
17,955	Freeport-McMoRan Copper & Gold, Inc.	2,156,216

		2,340,280

	Total Materials	6,343,793

	Telecommunication Services — 3.3%
	Diversified Telecommunication Services — 2.5%
51,870	AT&T, Inc.	1,523,941
16,358	Frontier Communications Corp.	159,163
47,133	Verizon Communications, Inc.	1,686,419

		3,369,523

	Wireless Telecommunication Services — 0.8%
2,940	American Tower Corp., Class A (a)	151,822
198,580	Sprint Nextel Corp. (a) (c)	839,993

		991,815

	Total Telecommunication Services	4,361,338

	Utilities — 3.2%
	Electric Utilities — 1.9%
9,390	American Electric Power Co., Inc.	337,852
11,788	Edison International	455,017
14,520	NextEra Energy, Inc.	754,895
31,410	NV Energy, Inc.	441,310
13,840	Southern Co.	529,103

		2,518,177

	Multi-Utilities — 1.1%
11,460	PG&E Corp.	548,246
13,020	Public Service Enterprise Group, Inc.	414,166
1,910	SCANA Corp.	77,546

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Multi-Utilities — Continued
8,531	Sempra Energy	447,707
2,761	Xcel Energy, Inc.	65,022

		1,552,687

	Water Utilities — 0.2%
9,440	American Water Works Co., Inc.	238,738

	Total Utilities	4,309,602

	Total Common Stocks (Cost $110,441,721)	130,032,008

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.1%
200,000	U.S. Treasury Note, 1.125%, 06/30/11 (Cost $200,754)	200,922

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.8%
	Investment Company — 1.8%
2,347,870	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $2,347,870)	2,347,870

Investment of Cash Collateral for Securities on Loan —1.7%
	Investment Company —1.7%
2,202,951	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $2,202,951)	2,202,951

	Total Investments — 101.7% (Cost $115,193,296)	134,783,751
	Liabilities in Excess of Other Assets — (1.7)%	(2,216,931)

	NET ASSETS — 100.0%	$132,566,820

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
29	E-mini S&P 500	03/18/11	$1,816,850	$336

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(g)	— Amount rounds to less than 0.1%.
(l)	— The rate shown is the current yield as of December 31, 2010.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2010

U.S. Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$130,232,930
Investments in affiliates, at value	4,550,821

Total investment securities, at value	134,783,751
Cash	264
Deposits at broker for futures contracts	175,000
Receivables:
Portfolio shares sold	3,462
Interest and dividends	138,132
Securities lending income	151

Total Assets	135,100,760

LIABILITIES:
Payables:
Investment securities purchased	109,546
Collateral for securities lending program	2,202,951
Portfolio shares redeemed	61,593
Variation margin on futures contracts	2,197
Accrued liabilities:
Investment advisory fees	56,838
Administration fees	8,992
Distribution fees	4
Custodian and accounting fees	19,067
Trustees’ and Chief Compliance Officer’s fees	252
Other	72,500

Total Liabilities	2,533,940

Net Assets	$132,566,820

NET ASSETS:
Paid in capital	$157,777,020
Accumulated undistributed net investment income	1,489,538
Accumulated net realized gains (losses)	(46,290,529)
Net unrealized appreciation (depreciation)	19,590,791

Total Net Assets	$132,566,820

Net Assets:
Class 1	$132,548,805
Class 2	18,015

Total	$132,566,820

Outstanding units of beneficial interest (shares)
(unlimited amount authorized, no par value):
Class 1	8,450,027
Class 2	1,151

Net asset value, offering and redemption price per share:
Class 1	$15.69
Class 2	15.65

Cost of investments in non-affiliates	$110,642,475
Cost of investments in affiliates	4,550,821
Value of securities on loan	2,158,398

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	9

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

U.S. Equity Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$910
Dividend income from non-affiliates	2,550,867
Dividend income from affiliates	1,402
Income from securities lending (net)	10,918

Total investment income	2,564,097

EXPENSES:
Investment advisory fees	746,218
Administration fees	125,113
Distribution fees – Class 2	41
Custodian and accounting fees	53,321
Interest expense to affiliates	27
Professional fees	61,647
Trustees’ and Chief Compliance Officer’s fees	1,459
Printing and mailing costs	83,339
Other	37,205

Total expenses	1,108,370

Less amounts waived	(39,640)
Less earnings credits	(2)

Net expenses	1,068,728

Net investment income (loss)	1,495,369

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	18,511,575
Futures	49,956

Net realized gain (loss)	18,561,531

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(2,542,977)
Futures	336

Change in net unrealized appreciation (depreciation)	(2,542,641)

Net realized/unrealized gains (losses)	16,018,890

Change in net assets resulting from operations	$17,514,259

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	U.S. Equity Portfolio
	Year Ended 12/31/2010	Year Ended 12/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,495,369	$1,940,060
Net realized gain (loss)	18,561,531	(23,578,975)
Change in net unrealized appreciation (depreciation)	(2,542,641)	62,128,015

Change in net assets resulting from operations	17,514,259	40,489,100

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(1,314,251)	(3,509,751)
Class 2
From net investment income	(119)	(309)

Total distributions to shareholders	(1,314,370)	(3,510,060)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(34,320,573)	(9,604,500)

NET ASSETS:
Change in net assets	(18,120,684)	27,374,540
Beginning of period	150,687,504	123,312,964

End of period	$132,566,820	$150,687,504

Accumulated undistributed net investment income	$1,489,538	$1,306,092

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$7,718,630	$4,752,847
Net assets acquired in Portfolio reorganization (See Note 8)	—	25,879,137
Dividends and distributions reinvested	1,314,251	3,509,751
Cost of shares redeemed	(43,353,573)	(43,746,544)

Change in net assets from Class 1 capital transactions	$(34,320,692)	$(9,604,809)

Class 2
Dividends and distributions reinvested	$119	$309

Change in net assets from Class 2 capital transactions	$119	$309

Total change in net assets from capital transactions	$(34,320,573)	$(9,604,500)

SHARE TRANSACTIONS:
Class 1
Issued	559,660	424,439
Shares issued in connection with Portfolio reorganization (See Note 8)	—	2,485,606
Reinvested	87,500	337,152
Redeemed	(3,016,493)	(3,905,795)

Change in Class 1 Shares	(2,369,333)	(658,598)

Class 2
Reinvested	8	29

Change in Class 2 Shares	8	29

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Portfolio
Class 1
Year Ended December 31, 2010	$13.93	$0.16	(e)	$1.73		$1.89	$(0.13)	$—	$(0.13)
Year Ended December 31, 2009	10.74	0.19	(f)	3.32	(f)	3.51	(0.32)	—	(0.32)
Year Ended December 31, 2008	18.34	0.22	(e)	(6.12)		(5.90)	(0.18)	(1.52)	(1.70)
Year Ended December 31, 2007	17.60	0.18		1.57		1.75	(0.19)	(0.82)	(1.01)
Year Ended December 31, 2006	15.28	0.19		2.26		2.45	(0.13)	—	(0.13)

Class 2
Year Ended December 31, 2010	13.91	0.12	(e)	1.72		1.84	(0.10)	—	(0.10)
Year Ended December 31, 2009	10.71	0.13	(f)	3.35	(f)	3.48	(0.28)	—	(0.28)
Year Ended December 31, 2008	18.28	0.19	(e)	(6.11)		(5.92)	(0.13)	(1.52)	(1.65)
Year Ended December 31, 2007	17.58	0.16		1.54		1.70	(0.18)	(0.82)	(1.00)
August 16, 2006 (g) through December 31, 2006	15.84	0.05		1.69		1.74	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $3.30 and $3.34, total return would have been 33.49% and 33.24% and the net investment income (loss) ratio would have been 1.42% and 1.18%, for Class 1 and Class 2 Shares, respectively. The impact on the net investment income (loss) per share was less than $0.01 for both Class 1 and 2 Shares.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$15.69	13.58%	$132,549	0.79%	1.10%		0.82%	75%
13.93	33.68 (f)	150,672	0.80	1.45	(f)	0.91	88
10.74	(34.80)	123,301	0.76	1.50		0.78	93
18.34	10.45	290,233	0.73	1.12		0.73	116
17.60	16.15	148,075	0.85	1.05		0.87	129

15.65	13.28	18	1.04	0.86		1.07	75
13.91	33.34 (f)	16	1.05	1.21	(f)	1.17	88
10.71	(34.94)	12	1.01	1.30		1.04	93
18.28	10.12	18	0.99	0.85		0.99	116
17.58	10.98	17	1.05	0.82		1.07	129

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
U.S. Equity Portfolio	Class 1 and Class 2	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees, and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$134,582,829	$200,922	$—	$134,783,751

Appreciation in Other Financial Instruments
Futures Contracts	$336	$—	$—	$336

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a U.S. Treasury Note. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended December 31, 2010.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Portfolio’s derivatives activities during the year ended December 31, 2010:

Futures Contracts:
Average Notional Balance Long	$822,235
Ending Notional Balance Long	1,816,850

C. Securities Lending — The Portfolio may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Portfolio. Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations. For the year ended December 31, 2010, the Portfolio earned $14,028 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (continued)

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the SOI. At December 31, 2010, the value of outstanding securities on loan and the value of collateral investments were as follows:

Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
$2,158,398	$2,202,951	$2,202,951

The Portfolio bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund in the amount of $9,980. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Portfolio first learns of the dividend.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	$2,447	$(2,447)

The reclassifications for the Portfolio relate primarily to distributions from investments in real estate investment trusts.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Portfolio. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”).

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.55%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2010, the annual effective rate was 0.09% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.80%	1.05%

The contractual expense limitation agreements were in effect for the year ended December 31, 2010. The expense limitation percentages in the table above are in place until at least April 30, 2011. In addition, the Portfolio’s service providers have voluntarily waived fees during the year ended December 31, 2010. However, the Portfolio’s service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended December 31, 2010, the Advisor contractually waived fees for the Portfolio in the amount of $25,048. Additionally, for the year ended December 31, 2010, the Advisor voluntarily waived fees for the Portfolio in the amount of $12,695. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended December 31, 2010 (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) was $1,897.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2010, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2010, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (continued)

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2010, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$99,382,534	$135,545,625	$201,540	$100,000

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2010, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$124,204,108	$12,069,785	$1,490,142	$10,579,643

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$1,314,370	$1,314,370

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$3,510,060	$3,510,060

At December 31, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$1,493,528	$(37,275,458)	$10,579,643

The cumulative timing differences primarily consist of trustee deferred compensation and wash sale loss deferrals.

As of December 31, 2010, the Portfolio had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2016		2017	Total
$10,922,541	*	$26,352,917	$37,275,458

*	The 2016 amount includes $3,914,851 of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

During the year ended December 31, 2010, the Portfolio utilized capital loss carryforwards in the amount of $10,826,430.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2010, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

8. Business Combinations

In November, 2008, the Boards of Trustees of the Trust and J.P. Morgan Series Trust II approved management’s proposal to merge JPMorgan U.S. Large Cap Core Equity Portfolio (the “Target Portfolio”) into JPMorgan Insurance Trust U.S. Equity Portfolio (the “Acquiring Portfolio”). The Agreement and Plan of Reorganization with respect to the Target Portfolio was approved by the Target Portfolio’s shareholders at a special meeting of shareholders held on April 1, 2009. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on April 24, 2009. The Acquiring Portfolio acquired all of the assets and liabilities of the Target Portfolio as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Portfolio received 0.955 Class 1 shares in the Acquiring Portfolio in exchange for each share held in the Target Portfolio as of the close of business on the date of the reorganization. The investment portfolio of the Target Portfolio, with a fair value of $25,894,411 and identified cost of $28,729,930 as of the date of the reorganization, was the principal asset acquired by the Acquiring Portfolio. For financial statement purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Target Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Portfolio
JPMorgan U.S. Large Cap Core Equity Portfolio	2,604,036	$25,879,137	$9.94	$(2,835,519)

Acquiring Portfolio
JPMorgan Insurance Trust U.S. Equity Portfolio				(16,162,144)
Class 1	11,301,259	117,664,026	10.41
Class 2	1,143	11,908	10.42

Post Reorganization
JPMorgan Insurance Trust U.S. Equity Portfolio				(18,997,663)
Class 1	13,786,865	143,543,163	10.41
Class 2	1,143	11,908	10.42

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust U.S. Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust U.S. Equity Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 17, 2011

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	145	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	145	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	145	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	145	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	145	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	145	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	145	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	145	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	145	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	21

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	145	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	145	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	145	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	145	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (145 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with subadvisers to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Michael J. Tansley (1964), Controller (2008)	Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase,
Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003-2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	23

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2010, and continued to hold your shares at the end of the reporting period, December 31, 2010.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During July 1, 2010 to December 31, 2010*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,232.50	$4.45	0.79%
Hypothetical	1,000.00	1,021.22	4.02	0.79
Class 2
Actual	1,000.00	1,231.30	5.85	1.04
Hypothetical	1,000.00	1,019.96	5.30	1.04

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2010, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 18, 2010.

JPMorgan Investment Advisors Inc. (“JPMIA”) served as the investment adviser to the Portfolio until January 1, 2010, when its investment advisory business was transferred to the Advisor, which became the investment adviser for the Portfolio. The appointment of the Advisor did not change the Portfolio’s portfolio management team or investment strategies, the investment advisory fees charged to the Portfolio or the terms of the Portfolio’s investment advisory agreement (other than the name of the investment adviser).

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor (including applicable information relating to JPMIA prior to January 1, 2010), on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Portfolio’s performance compared to the performance of the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees also reviewed information relating to enhancements to the Advisor’s risk governance model in light of recent market turbulence and reports showing that the Advisor has consistently complied with the investment policies and restrictions of the Portfolio. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Portfolio, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board also considered the Advisor’s use of third-party soft dollar arrangements with respect to securities transactions in U.S. equity securities.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Advisor, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the J.P. Morgan Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Portfolio. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the first quintile for Class 1 shares for the one-, three-, and five-year periods ended December 31, 2009, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that they were satisfied with the Advisor’s analysis of the Portfolio’s performance.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

DECEMBER 31, 2010	JPMORGAN INSURANCE TRUST	27

TAX LETTER

(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2010. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2010. The information necessary to complete your income tax returns for the calendar year ending December 31, 2010 will be received under separate cover.

Dividends Received Deductions (DRD)

100.00% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2010.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2010

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. December 2010.	AN-JPMITUSEP-1210

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2010 – $258,900

2009 – $281,800

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2010 – $106,200

2009 – $118,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant that were reasonably related to the performance of the annual audit of the Registrant’s financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2010 – $53,000

2009 – $59,400

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2010 and 2009, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2010 – Not applicable

2009 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2010 – 0.0%

2009 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2010 – $32.0 million

2009 – $26.0 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the

Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Insurance Trust

By:	/s/
Patricia A. Maleski
President and Principal Executive Officer
March 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/
Patricia A. Maleski
President and Principal Executive Officer
March 7, 2011

By:	/s/
Joy C. Dowd
Treasurer and Principal Financial Officer
March 7, 2011